File Nos. 333-140379/811-07949

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 6	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 12	☒
(Check appropriate box or boxes.)

FIRST SYMETRA SEPARATE ACCOUNT S

(Exact Name of Registrant)

First Symetra National Life Insurance Company of New York

(Name of Depositor)

330 Madison Ave., 9th Floor, New York, NY	10017
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code (425) 256-8000

Name and Address of Agent for Service

Jacqueline M. Veneziani

777 108th Ave NE, Suite 1200

Bellevue, Washington 98004

(425) 256-5026

Approximate date of Proposed Public Offering:

As Soon as Practicable after the effective date of this registration statement.

If appropriate, check the following:

             this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☒	On May 1, 2010, pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	On pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered:

Individual Flexible Premium Variable Annuity Contracts

First Symetra Focus

Variable Annuity

issued by

FIRST SYMETRA SEPARATE ACCOUNT S

and

FIRST SYMETRA NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

This prospectus describes an individual flexible premium deferred variable annuity contract, the First Symetra Focus Variable Annuity Contract, and contains important information. Please read it before investing and keep it on file for future reference. This prospectus does not constitute an offering in any jurisdiction in which the contract may not lawfully be sold.

Investment in a variable annuity contract is subject to risks, including the possible loss of principal. The contracts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; and are not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Dated: May 1, 2010

DWS INVESTMENTS VIT FUNDS

•	DWS Small Cap Index VIP - Class A Shares

FIDELITY® VARIABLE INSURANCE PRODUCTS

•	Fidelity VIP Index 500 Portfolio - Initial Class
•	Fidelity VIP Money Market Portfolio - Initial Class

IBBOTSON ETF ALLOCATION SERIES

•	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio - Class I
•	Ibbotson Balanced ETF Asset Allocation Portfolio - Class I
•	Ibbotson Conservative ETF Asset Allocation Portfolio - Class I
•	Ibbotson Growth ETF Asset Allocation Portfolio - Class I
•	Ibbotson Income and Growth ETF Asset Allocation Portfolio - Class I

VANGUARD® VARIABLE INSURANCE FUND PORTFOLIOS

•	Vanguard VIF - Balanced Portfolio
•	Vanguard VIF - High Yield Bond Portfolio
•	Vanguard VIF - International Portfolio
•	Vanguard VIF - Mid-Cap Index Portfolio
•	Vanguard VIF - REIT Index Portfolio
•	Vanguard VIF - Total Bond Market Index Portfolio
•	Vanguard VIF - Total Stock Market Index Portfolio

First Symetra Focus Prospectus

You can allocate your contract cash value to First Symetra Separate Account S (“Separate Account”), which invests in the Sub-accounts listed here. The Portfolio prospectuses for each of the Sub-accounts available through the Separate Account should be read in conjunction with this prospectus and, if not included with this prospectus, are available by request at no charge.

To learn more about the First Symetra Focus Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (“SAI”) dated May 1, 2010. The SAI is incorporated by reference, has been filed with the SEC and is legally part of the prospectus. You may request a free copy of the SAI, a paper copy of this prospectus, if you have received it in an electronic format, or a prospectus for any of the underlying Portfolios, by calling us at 1-800-796-3872 or writing us at: PO Box 3882, Seattle, WA 98124-3882. The table of contents for the SAI can be found at the end of this prospectus. The SEC maintains a website at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically.

First Symetra Focus Prospectus

First Symetra Focus Prospectus

DEFINED TERMS

We have used simple, clear language as much as possible in this prospectus. However, by the very nature of the contracts certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Accumulation Phase	The period between the date we allocate your first Purchase Payment and the Annuity Date. During this phase, you can invest money in your contract.

Accumulation Unit	A unit of measure we use to calculate the value in a Sub-account during the Accumulation Phase.

Annuitant	The natural person on whose life annuity payments for this contract are based. You are the Annuitant unless you designate someone else before the Annuity Date.

Annuity Date	The date annuity payments begin under an annuity option. This date must be before the maximum annuitization date specified in your contract.

Annuity Unit	A unit of measure we use to calculate the value of variable annuity payments during the Income Phase.

Beneficiary	The person or entity designated to receive any contract benefits upon the Owner’s death.

Business Day	Any day the New York Stock Exchange is open for regular trading.

Contract Date	The Business Day your initial Purchase Payment and all required information are received at First Symetra. The Contract Date is identified on the contract data page.

Contract Value	The sum of the value of the Sub-accounts attributable to your contract.

Contract Year	A 12-month period starting on the Contract Date and each anniversary of that date.

Income Phase	The period beginning on the Annuity Date during which the Payee receives annuity payments.

NYSE	The New York Stock Exchange.

Net Investment Factor	A unit of measure we use in calculating the daily change in Accumulation Unit value for each Sub-account.

Owner	The person or legal entity entitled to exercise all rights and privileges under the contract. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the contract. Any reference to Owner in this prospectus includes any joint Owner.

Payee	The person or persons designated by you to receive annuity payments.

Portfolios	The variable investment options in which the corresponding Sub-accounts invest.

Purchase Payment	An amount paid to First Symetra for allocation under the contract.

Separate Account	First Symetra Separate Account S, a segregated asset account established under New York law.

Sub-account	A division of the Separate Account for which Accumulation Units and Annuity Units are separately maintained. Each Sub-account invests exclusively in a particular Portfolio.

First Symetra Focus Prospectus

4

SUMMARY

Topics in this Summary correspond to sections in the prospectus which discuss them in more detail.

THE ANNUITY CONTRACT

The prospectus describes generally applicable provisions of the annuity contract. The provisions of your contract control if inconsistent with any of the provisions in the prospectus.

The annuity contract (the “contract”) is an agreement between you, the Owner, and First Symetra National Life Insurance Company of New York (“First Symetra”, “we”, and “us”). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals, such as retirement funding. The contract provides for a guaranteed income or a death benefit. You should not buy the contract if you are looking for a short-term investment or if you cannot accept the risk of getting back less money than you put in.

You may divide your money among the Sub-accounts available under the contract. Each Sub-account purchases the share of a corresponding underlying Portfolio. The value of the Sub-accounts can fluctuate up or down, based on the investment performance of the underlying investments. Your investment in the Sub-accounts is not guaranteed and you may lose money. Your choices for the various Sub-accounts are found in Section 4.

The contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. Earnings accumulate on a tax-deferred basis and are treated as income when you make a withdrawal. Your earnings or losses are based on the investment performance of the Sub-accounts you selected. During the Income Phase, the Payee (you or someone you choose) will receive payments from your annuity.

The amount of money you are able to accumulate in your contract during the Accumulation Phase will determine the amount of payments during the Income Phase.

ANNUITY PAYMENTS (INCOME PHASE)

You can select from one of five payment options: Life Annuity; Life Annuity with Guaranteed Period; Joint and Survivor Life Annuity; Joint and Survivor Life Annuity with Guaranteed Period, or Period Certain Annuity. This selection cannot be changed once you switch to the Income Phase. However, switching to the Income Phase does not affect the available investment options under a variable annuity option. You can choose to have fixed or variable payments, or both, for all options other than period certain options. You may choose only fixed payments for Period Certain Annuity options. Any portion of annuity payments that you elect to have as variable payments will be based on investment in the Sub-accounts and will vary in amount depending on investment performance.

PURCHASE

You can buy the contract with $10,000. You can add $10,000 or more as often as you like during the Accumulation Phase. Any Purchase Payment in excess of $1 million dollars requires our prior approval.

INVESTMENT OPTIONS

Currently, this contract offers 15 Portfolios through the Sub-accounts of Separate Account S. Depending upon market conditions, you can make or lose money in any of these Sub-accounts. We reserve the right to add, combine, restrict or remove any Sub-account available as an investment option under your contract.

CHARGES AND EXPENSES

The contract has insurance features and investment features, and there are costs related to each.

We deduct insurance charges which equal a maximum of 1.50% annually of the average daily net assets of each Sub-account. The insurance charges are deducted daily and include: a mortality and expense risk charge which equals 1.10% annually, and an asset related administration charge which equals a maximum of 0.40% annually.

Each Contract Year, we deduct an annual administration maintenance charge from your contract. The current charge is $40 and is waived if the value of your contract is $50,000 or more. The maximum charge is $50.

If you take more than 10% of your Contract Value out in a Contract Year, you may be assessed a surrender charge. The amount of this charge depends upon the length of time each Purchase Payment has been in your contract. The charge is based upon the amount withdrawn and starts at 7% from the date the Purchase Payment is made and declines until the eighth and later years of each Purchase Payment when there is no charge.

A separate withdrawal charge equal to $25 may apply to each withdrawal after the first in a Contract Year.

You can transfer between Sub-accounts up to 12 times per Contract Year free of a transfer charge. A transfer charge equal to the lesser of $10 or 2% of the amount being transferred may apply to each additional transfer. Your transfers may be limited, however, by market timing and excessive trading policies and procedures.

There are also annual Portfolio expenses which vary depending upon the Portfolios you select. In 2009, these expenses ranged from 0.10% to 0.69% after any fee waiver or expense reimbursement.

First Symetra Focus Prospectus

5

If you elect the Guaranteed Minimum Death Benefit - Age Extension (“GMDB - Age Extension”) rider we will deduct on an annual basis an additional charge of 0.10% of the average daily net assets of each Sub-account.

The Fee Table following this Summary show the various expenses you will incur directly and indirectly by investing in the contract. There are situations where all or some of the Owner transaction expenses do not apply. See “Section 5 - Charges and Expenses” for a more detailed discussion.

TAXES

This description generally refers to the taxation of non- qualified contracts which are contracts issued outside of a qualified retirement plan. Generally, earnings and amounts equal to Purchase Payments are not taxed until you withdraw them from the contract. During the Accumulation Phase, if you take a withdrawal from a non-qualified contract you are taxed first on earnings. Earnings are taxed as ordinary income and do not qualify for lower rates applicable to long term capital gains and corporate dividends. Contracts issued in connection with certain retirement plans generally will result in taxable income even if there are no earnings in the contract. If you are younger than 59 1/2 when you withdraw money from the contract, you may be charged a 10% penalty on the taxable amount. During the Income Phase, annuity payments are considered partly a return of your original investment and partly earnings, and are taxed in the year received.

ACCESS TO YOUR MONEY

You may withdraw money at any time during the Accumulation Phase unless you are restricted by requirements of a retirement plan. Each Contract Year, you can take up to 10% of the Contract Value without paying a surrender charge. Amounts in excess of 10% may be subject to a surrender charge. This charge varies based on the ages of your particular Purchase Payments. You may have to pay income taxes and tax penalties on any money you withdraw from the contract.

PERFORMANCE

The value of your contract will vary up or down depending upon the investment performance of the Sub-accounts you choose. Past performance is not a guarantee of future results.

DEATH BENEFIT AND OPTIONAL DEATH BENEFIT RIDER

If you die prior to the Income Phase, we will pay a death benefit as described in “Section 8 - Death Benefit and Optional Death Benefit Rider.” The standard death benefit is designed to protect your Contract Value from potentially poor investment performance and the impact that poor investment performance could have on your death benefit. The standard death benefit is provided through age 74 at no extra cost to you. If you are age 74 or younger at the time of death, the standard death benefit is equal to the greater of your Contract Value or 100% of your

Purchase Payment minus applicable withdrawals and associated charges. If you are age 75 or older at the time of death, the standard death benefit is equal to your Contract Value. You may also elect an optional death benefit at the time you purchase your Contract. The GMDB - Age Extension rider is also designed to protect your Contract Value from poor investment performance after age 74 by allowing you to extend the death benefit protection until age 95. See “Section 8 - Death Benefit and Optional Death Benefit Rider” for more information.

OTHER INFORMATION

Right to Examine.  If you cancel the contract within 10 days after receiving it, we will send your money back without assessing a surrender charge or any other charges. You will receive the Contract Value as valued on the day we receive your request, plus a refund of any amounts deducted as fees or charges. Your refund may be more or less than your original Purchase Payment.

Transactions.  Under the following strategies, you can initiate transfers or withdrawals as desired or schedule them in advance. These are available at no additional charge.

•

Dollar Cost Averaging: You may elect to automatically transfer a set amount from any Sub-account to any of the other Sub-accounts monthly or quarterly. This feature attempts to achieve a lower average cost per unit over time.

•

Appreciation Sweep: If your balance in the Fidelity VIP Money Market Portfolio is at least $10,000, you may elect to have interest from earnings from the Fidelity VIP Money Market Portfolio automatically swept monthly, quarterly, semi-annually, or annually into any other Sub-account of your choice.

•

Sub-account Rebalancing: If your Contract Value equals or exceeds $10,000, you may elect to have each Sub-account rebalanced quarterly, semiannually, or annually to maintain your specified allocation percentages.

•

Repetitive Withdrawals: You may elect to receive monthly, quarterly, or annual checks during the Accumulation Phase. Any money you receive may result in contract charges, income taxes, and tax penalties.

Qualified Contracts.  You may purchase the contract as an Individual Retirement Annuity (“IRA”), Roth IRA, SIMPLE IRA, SEP IRA, Tax Sheltered Annuity (“TSA”), Roth TSA, or Deferred Compensation Plan (“457”) which we also refer to as qualified contracts because they are qualified to provide you certain tax deferral features under the Internal Revenue Code. You do not have to purchase an annuity contract to obtain the same type of tax deferral as provided by other qualified retirement arrangements. However, the contract provides features and benefits not provided by such other arrangements. There are costs and expenses under the contract related to these benefits and features. You should consult your tax advisor to determine whether the use of the contract within a qualified

First Symetra Focus Prospectus

6

retirement plan is an appropriate investment for you. Access to amounts held in qualified contracts may be restricted or prohibited.

Exchanges. It may not be in your best interest to surrender an existing annuity contract or to exchange one annuity contract for another in a “tax-free” exchange under Section 1035 of the Internal Revenue Code of 1986, as amended, in connection with purchase of the contract. You should compare both contracts carefully. There may be a surrender charge on your old contract, there will be a new surrender charge period under this contract, other charges may be higher (or lower), and the benefits will probably be different. You should not exchange another annuity contract for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally be paid a commission if you buy this contract through an exchange or otherwise).

INQUIRIES

Our home office is located at:

First Symetra National Life

Insurance Company of New York

330 Madison Avenue

9th Floor

New York, NY 10017

If you need more information and for general correspondence, please contact us at our “Administrative Office”:

First Symetra National Life

Insurance Company of New York

PO Box 3882

Seattle, WA 98124

For Overnight Mail:

First Symetra National Life

Insurance Company of New York

777 108th Ave. NE, Suite 1200

Bellevue, WA 98004

By Phone:

1-800-796-3872

On the Internet:

http://www.Symetra.com/ny

First Symetra Focus Prospectus

7

FEE TABLE

The purpose of the Fee Table is to show you the various fees and expenses you will incur directly and indirectly by buying, owning and surrendering the contract. The Fee Table reflects the expenses of the Separate Account as well as the Portfolios.

The Owner Transaction Expenses table describes the fees and expenses that you will pay when you make withdrawals or transfer money between investment options.

OWNER TRANSACTION EXPENSES	AMOUNT DEDUCTED
SURRENDER CHARGE (1) (2) (3) (As a percentage of the Purchase Payment withdrawn based on complete years elapsed since the receipt of the Purchase Payment )	Years Elapsed: Percentage:	0 7%	1 7%	2 7%	3 6%	4 6%	5 5%	6 4%	7 0%
WITHDRAWAL CHARGE (4) (Assessed for each withdrawal after the first withdrawal in a Contract Year)	$25
TRANSFER CHARGE (Assessed for each transfer in excess of 12 transfers in a Contract Year)	$10 or 2% of amount transferred whichever is less

(1)	Surrender Charges may be reduced if contracts are sold to a large group of individuals.

(2)	The aggregate of the surrender charge and withdrawal charge will not exceed 9% of purchase payments.

(3)	We eliminate this charge for individual retirement annuities purchased with rollovers of $20,000 or more from employer-sponsored plans that own group variable annuities issued by us.

(4)	We eliminate this charge for withdrawals taken through electronic funds transfer, annuity payments, repetitive withdrawals or if you withdraw the entire Contract Value.

The Periodic Charges table below describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Portfolio fees and expenses.

PERIODIC CHARGES Shown As An Annual Rate or Amount (Not Including Portfolio Operating Fees And Expenses)	MAXIMUM AMOUNT DEDUCTED	CURRENT AMOUNT DEDUCTED
ANNUAL ADMINISTRATION MAINTENANCE CHARGE (5) (Deducted from Contract Value)	$50	$40
SEPARATE ACCOUNT ANNUAL EXPENSES (As a percentage of average daily net assets of each Sub-account and deducted daily)
Maximum Mortality And Expense Risk Charge	1.10%	1.10%
Maximum Asset Related Administration Charge (6)	0.40%	0.40%

TOTAL MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES	1.50%	1.50%

(5)	We do not deduct this charge if the Contract Value is at least $50,000 when the deduction is to be made.

(6)	The asset-related administration charge is based upon your Contract Value as of the start of each Contract Year. Your asset-related administration charge may be less than the maximum charge of 0.40%. Please see the chart below for the range of charges.

ASSET-RELATED ADMINISTRATION CHARGE (deducted daily and shown here as an annual rate)
Contract Value	$0 to $99,999.99	$100,000.00 to $249,999.99	$250,000.00 to $499,999.99	$500,000.00 to $999,999.99	$1 million or more
Charge	0.40%	0.35%	0.25%	0.15%	0.05%

The Charges For Optional Benefit Rider table below describes the fees and expenses that you would pay if you added the optional benefit to your contract.

ANNUAL CHARGES FOR OPTIONAL BENEFIT RIDER (as a percentage of the average daily net assets of each Sub-account)	MAXIMUM CHARGE	CURRENT CHARGE
GUARANTEED MINIMUM DEATH BENEFIT AGE EXTENSION	0.10%	0.10%

First Symetra Focus Prospectus

8

The Total Annual Portfolio Expense Table shows the lowest and highest total operating expenses charged by the Portfolio companies that you pay indirectly during the time you own the contract. The total operating expenses are expressed as an annual percentage of average daily net assets and are deducted from Portfolio assets. The amounts are based on expenses paid as of the end of the fiscal year December 31, 2009. Actual expenses in the future may be higher or lower. For Portfolios that invest in shares of one or more acquired funds, the total annual operating expenses include fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more acquired funds. The fees and expenses (including management fees, distribution (12b-1) fees and other expenses) for each individual Portfolio is contained in the prospectuses for each Portfolio.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (1)	Lowest	Highest
Range of total annual portfolio operating expenses (before any waivers or expense reimbursement)	0.10%	1.49%
Range of total annual portfolio operating expenses (after any waiver or expense reimbursement) (2)	0.10%	0.69%

(1)	We reserve the right to implement, administer, and charge for any fee or restriction, including redemption fees imposed by any underlying Portfolio.

(2)	The range of Total Annual Portfolio Operating Expenses after any waiver or expense reimbursement takes into account contractual arrangements for certain Portfolios that require the investment adviser to reimburse or waive Portfolio operating expenses until at least April 30, 2011. Advisers to certain Portfolios offered in the contract agree to waive or reimburse advisory fees or other fees. This reduces Portfolio operating expenses. Such arrangements are described in more detail in the prospectus for each Portfolio.

First Symetra Focus Prospectus

9

EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract Owner transaction expenses, contract fees, Separate Account annual expenses (including the mortality and expense risk charge, the asset-related administration charge and if applicable the additional rider), and the Portfolio fees and expenses.

For purposes of calculating the examples, we use an average annual administration maintenance charge based on the charges paid in 2009. We based annual expenses of the underlying Portfolios on data provided by the Portfolio companies for the year ended December 31, 2009. The examples do not reflect premium taxes that may apply, and assume no transfers or partial withdrawals. The examples do not take into consideration any fee waiver or reimbursement arrangements of the underlying Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower. We did not independently verify the data provided; but we did prepare the examples.

Different fees may be imposed during the Income Phase. Please see “Section 5 - Charges and Expenses” for a more detailed description.

The examples should not be considered a representation of past or future expenses. Your actual costs may be higher or lower. The 5% annual return assumed in the examples is purely hypothetical. Actual returns (investment performance) will vary and may be more or less than 5%.

EXAMPLES WITH ALL RIDERS (1)

You would pay the following expenses on a $10,000 investment in the contract for the time periods indicated below assuming that you elect all optional benefit riders available under the contract and your investment has a 5% return each year.

THE FOLLOWING EXAMPLE ASSUMES THE HIGHEST FEES AND EXPENSES OF ANY OF THE PORTFOLIOS.

If You Surrender Your Contract At The End of Each Time Period
1 Year	3 Years	5 Years	10 Years
$955	$1,623	$2,216	$3,402

If The Contract Is Not Surrendered or Is Annuitized
1 Year	3 Years	5 Years	10 Years
$314	$958	$1,626	$3,402

THE FOLLOWING EXAMPLE ASSUMES THE LOWEST FEES AND EXPENSES OF ANY OF THE PORTFOLIOS.

If You Surrender Your Contract At The End of Each Time Period
1 Year	3 Years	5 Years	10 Years
$828	$1,242	$1,579	$2,055

If The Contract Is Not Surrendered or Is Annuitized
1 Year	3 Years	5 Years	10 Years
$178	$550	$946	$2,055

(1)	The examples are based on the maximum charge of 0.10% for the GMDB-Age Extension Rider.

First Symetra Focus Prospectus

10

EXAMPLES WITH STANDARD FEATURES

You would pay the following expenses on a $10,000 investment in the contract for the time periods indicated below assuming that you elect all optional benefit riders available under the contract and your investment has a 5% return each year.

THE FOLLOWING EXAMPLE ASSUMES THE HIGHEST FEES AND EXPENSES OF ANY OF THE PORTFOLIOS.

If You Surrender Your Contract At The End of Each Time Period
1 Year	3 Years	5 Years	10 Years
$946	$1,595	$2,171	$3,310

If The Contract Is Not Surrendered or Is Annuitized
1 Year	3 Years	5 Years	10 Years
$304	$929	$1,578	$3,310

THE FOLLOWING EXAMPLE ASSUMES THE LOWEST FEES AND EXPENSES OF ANY OF THE PORTFOLIOS.

If You Surrender Your Contract At The End of Each Time Period
1 Year	3 Years	5 Years	10 Years
$818	$1,214	$1,530	$1,946

If The Contract Is Not Surrendered or Is Annuitized
1 Year	3 Years	5 Years	10 Years
$167	$519	$894	$1,946

CONDENSED FINANCIAL INFORMATION

Appendix B contains Accumulation Unit value history for the Sub-accounts.

First Symetra Focus Prospectus

11

1. THE ANNUITY CONTRACT

This prospectus describes a variable annuity contract offered by First Symetra.

The annuity contract is an agreement between First Symetra and you, the Owner, where we promise to pay an income in the form of annuity payments, beginning on a date you select, or a death benefit. When you are investing money, your contract is in the Accumulation Phase. Once you begin receiving annuity payments, your contract is in the Income Phase.

Contracts owned by or for individuals generally benefit from tax deferral under the Internal Revenue Code of 1986, as amended (“Code”). You can change your investment allocation or transfer between Sub-accounts without paying tax on contract earnings until you withdraw money from the contract.

The contract is called a variable annuity because you can choose among the available Sub-accounts. Each Sub-account invests in a corresponding Portfolio and you can make or lose money depending upon market conditions. The investment performance of the Sub-account(s) you select affects the value of your contract and, therefore, affects the amount of the annuity payments available at the time of annuitization. Investment performance of the Sub-account(s) also impacts the amount of any variable annuity payments. You may also choose fixed annuity payments. Unlike variable annuity payments, once the Income Phase begins fixed annuity payments are not affected by the investment performance of the Sub-accounts.

OWNER

The Owner (“you”) is as shown on the contract application, unless changed. You, as the Owner, may exercise all ownership rights under the contract. The contract must be issued prior to the Owner reaching the maximum issue age as stated in the contract. In certain situations, we may preserve a younger age on your contract. If your birthday falls between the application date and the Contract Date, we will issue the contract based upon your age as of the application date if requested by you and subject to state regulations.

A non-qualified contract can be owned by joint Owners. Each joint Owner has equal ownership rights and must exercise those rights jointly, unless both joint Owners direct us otherwise in writing. Naming joint Owners can have a negative impact on the death benefit. See “Section 8 - Death Benefit and Optional Death Benefit Rider.”

An Owner who is a non-natural person (e.g., a corporation or a trust) may not name a joint Owner. You may change the Owner or joint Owner by sending us a signed and dated request. If you designate someone else as Owner, that person must not have been older than the maximum issue age on the Contract Date. Unless you specify otherwise, a change in ownership is effective as of the date you signed the notice of change, subject to any payments made or actions we may take prior to receipt of the notice.

Use care when naming joint Owners and Beneficiaries and consult your agent or other advisor if you have questions.

ANNUITANT

The Annuitant is the person or persons on whose life/lives annuity payments are based. You are the Annuitant unless you designate someone else before the Annuity Date. If you designate someone else as Annuitant, that person must not be older than the maximum issue age as stated in the contract on the Contract Date. Owners who are non-natural persons (e.g., corporations or trusts) may not change the Annuitant. Annuity payments must begin prior to the Annuitant reaching the maximum annuitization age as stated in the contract.

PAYEE

The Payee is the person or persons designated by you to receive annuity payments under the contract. You are the Payee unless you designate another person as the Payee. As the Owner, you may change the Payee at any time.

BENEFICIARY

The Beneficiary is the person or entity that is entitled to receive a benefit as described in “Section 8 - Death Benefit and Optional Death Benefit Rider.” You initially name the Beneficiary on your contract application and it can be changed at any time (by sending a signed and dated request) unless you have designated the Beneficiary as irrevocable. An irrevocable Beneficiary must consent in writing to any change. A new Beneficiary designation revokes any prior designation and is effective when signed by you. We are not responsible for the validity of any Beneficiary designation nor for any actions we may take prior to receiving and recording a Beneficiary change. In the case of certain contracts issued in connection with retirement plans, the retirement plan may prescribe certain limitations on the designation of a Beneficiary.

After your death, the Beneficiary has the right to receive the death benefit or to change the Payee for remaining annuity payments. Thus, Beneficiaries should notify us of a death as promptly as possible.

ASSIGNMENT

You can assign the contract unless restricted by applicable law; however, the new Owner can not be older than the maximum issue age on the Contract Date. Assignments may result in current taxation and, if you are under age 59 1/2, a 10% tax penalty. If this contract is assigned, we will treat it as a change of ownership and all rights will be transferred. We are not bound by any assignment unless it is in writing. Assignments are effective on the date you sign the notice of assignment, subject to all payments made and actions we take before we receive a signed copy of the assignment form at our Administrative Office. We are not liable for payments made prior to receipt of an effective assignment. We are not responsible for the validity of any assignments, tax consequences, or actions we may take based on an assignment later determined to be invalid. Assigning the contract or changing the Owner can have a negative impact on the death benefit. See “Section 8 - Death Benefit and Optional Death Benefit Rider.”

First Symetra Focus Prospectus

12

If your contract is an Individual Retirement Annuity (“IRA”) or otherwise issued in connection with a tax-qualified retirement plan, your ability to assign the contract may be limited.

2. ANNUITY PAYMENTS (INCOME PHASE)

You can switch to the Income Phase at any time after the contract has been in effect for one year by notifying us in writing at least 30 days prior to the date that you want annuity payments to begin. However, the Income Phase will start no later than the maximum annuitization age of 95, or earlier if required by law. Certain restrictions may apply under some retirement plans.

During the Income Phase, the Payee (you or someone you choose) will receive annuity payments beginning on the Annuity Date. You name the Payee when you elect an annuity option and you may change the Payee designation at any time by writing to us. You may select or change an annuity option at any time prior to switching to the Income Phase by completing an election form that you can request in writing or by phone from us at any time or by downloading the form from our web site. Some retirement plans and/or contract versions require that the Annuitant be the Owner and Payee once annuity payments begin.

Switching to the Income Phase is irrevocable. Once you begin receiving annuity payments, you cannot switch back to the Accumulation Phase. During the Income Phase, you cannot add Purchase Payments, make withdrawals, change or add an Annuitant, change the annuity option, or change between fixed and variable annuity payments. When the contract switches to the Income Phase, the guaranteed minimum death benefit will no longer be applicable and there will generally be no death benefit. If you transfer the right to receive annuity payments to someone else, there may be gift and income tax consequences.

Annuity payments will begin on the earlier of:

•	the first available payment date after you elect to begin annuity payments;

•	the latest Annuity Date specified in your contract; or

•	a different Annuity Date if required by law.

PAYMENT OPTIONS

Other than the period certain annuity, you may choose whether annuity payments will be made on a fixed basis, variable basis, or both. Period certain annuities are available only on a fixed basis. If you don’t choose an annuity option, payments will be made on a variable basis. Annuity options made on a variable basis convert Accumulation Units to Annuity Units on the date you switch to the Income Phase. Once annuity payments under a life annuity option are started, they cannot be exchanged for a lump sum. See the Statement of Additional Information (SAI) for additional information.

ANNUITY OPTIONS

You may choose one of the options listed below . The amount of each annuity payment depends on many factors including the guarantees, if any, under the annuity option you choose, the frequency of annuity payments, the investment performance if you choose variable annuity payments, the Annuitant’s age at the time you switch to the Income Phase, and, under some contracts, the Annuitant’s sex. If you choose a life annuity option, the number of annuity payments the Payee receives depends on how long the Annuitant lives, not the Annuitant’s life expectancy. The available annuity options are as follows:

Life Annuity.  The Payee receives monthly annuity payments as long as the Annuitant is living. Annuity payments stop when the Annuitant dies. There is no minimum number of payments with this option.

Life Annuity with Guaranteed Period.  The Payee receives monthly annuity payments for the longer of the Annuitant’s life or a guaranteed period of five or more years, as selected by you and agreed to by us. Annuity payments stop on the later of the date the Annuitant dies or the date the last guaranteed payment is made. The amount of the annuity payments may be affected by the length of the guaranteed period you select. A shorter guaranteed period will result in higher annuity payments during the Annuitant’s life and fewer or no remaining guaranteed payments to the Payee. A longer guaranteed period will result in lower annuity payments. If the Annuitant dies before the guaranteed payments have been made, the remaining payments will be made to the Payee. As an alternative to monthly payments, the Payee may elect to have the variable payments remaining commuted at the assumed interest rate of 4% and paid in a single lump sum. This alternative is not available for fixed payments.

Joint and Survivor Life Annuity.  The Payee receives monthly annuity payments as long as the Annuitant is living. After the Annuitant dies, the Payee receives a specified percentage of each annuity payment as long as the joint Annuitant is living. Annuity payments stop the later of the date the Annuitant dies or the date the joint Annuitant dies. You name the joint Annuitant and payment percentage at the time you elect this option and they cannot be changed once the contract is issued. Choosing a lower percentage amount to be paid after the death of the Annuitant and while the joint Annuitant is living results in higher payments while both Annuitants are living.

Joint and Survivor Life Annuity with Guaranteed Period:  The Payee receives annuity payments for the longer of the Annuitant’s life, the joint Annuitant’s life or a guaranteed period of 5 or more years, whichever is longer. If the Annuitant dies before the period ends, the full benefit amount will continue to be paid to the Payee until the period ends. If the joint Annuitant is alive when the guaranteed period ends, a percentage of the payment amount will continue to be paid to the Payee as long as the joint Annuitant is alive. You name the joint Annuitant, Payee and payment percentage at the time you elect this option. The joint Annuitant and payment percentage cannot be changed once the Income Phase begins. Choosing a lower percentage amount to be paid after the

First Symetra Focus Prospectus

13

death of the Annuitant and while the joint Annuitant is living results in higher payments while both Annuitants are living. If both the Annuitant and joint Annuitant die before the end of the guaranteed period, the remaining payments will be made until the end of the guaranteed period to the Payee, unless you designate a new Payee.

Period Certain Annuity.  The Payee receives monthly annuity payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the Annuitant’s life expectancy. This option does not guarantee payments for the rest of the Annuitant’s life. This payout option is available only as a fixed annuity. If your contract is a qualified contract, period certain payments without a life contingency may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.

If you do not choose an annuity option at least 30 days before the latest Annuity Date specified in your contract, we will make variable annuity payments under the Life Annuity with Guaranteed Period using a guaranteed period of 10 years.

Unless noted, annuity payments will be made on a monthly basis unless you tell us otherwise. You may choose to have annuity payments made on a monthly, quarterly, semi-annual or annual basis. If state law allows, we may choose to distribute your Contract Value of $2,000 or less in a lump sum rather than providing you annuity payments. We also reserve the right to change the payment frequency if payment amounts would be less than $250. You may elect to have payments delivered by mail or electronically transferred to a bank account.

Proof of Age or Sex:  We may require proof of age or sex before beginning annuity payments that are based on life. If the age or sex of any Annuitant has been misstated, annuity payments will be based on the corrected information. Underpayments will be made up in a lump sum with the next scheduled payment. Overpayments will be deducted from future payments until the total is repaid. We will not credit interest on underpayments or charge interest on overpayments. We may require evidence satisfactory to us that an Annuitant is living before we make any payment.

Variable Annuity Payments.  Any portion of annuity payments based on investment in the Sub-accounts will vary in amount depending on investment performance. Unless you tell us otherwise, annuity payments will be based on the investment allocations in place on the date you switch to the Income Phase.

If you choose to have any portion of annuity payments based on investment in the Sub-accounts, the dollar amount of each payment will depend on:

•

the value of your contract in the Sub-accounts as of the first close of the New York Stock Exchange (“NYSE”) on or after the 15th day of the month preceding the Annuity Date (if the NYSE is not open on that date, the calculation will be made on the next Business Day);

•	an assumed investment return; and

•	the investment performance of the Sub-accounts you selected.

Your contract contains a Variable Annuity Purchase Rate Table that we use to determine the amount of the first annuity payment under your contract. The tables are based on an annual investment return of 4% and the Annuity 2000 Mortality Table. The amount of the first annuity payment is generally determined on the basis of the annuity option selected, the annuity purchase rate (as shown in your contract’s Variable Annuity Purchase Rate Table), the age and sex of the annuitant, and the Annuity Date. If actual investment performance of the Sub-accounts exceeds the assumed investment return of 4%, the value of Annuity Units increases and the next variable annuity payment will be larger. Similarly, if the actual investment performance is less than the assumed investment return, the value of Annuity Units decreases and the next variable annuity payment will be smaller. Under any variable annuity option, actual investment performance of the Sub-accounts will affect the amount of annuity payments. For more information, please see the SAI.

Fixed Annuity Payments.  The dollar amount of fixed annuity payments does not vary with investment performance, therefore, each payment amount will stay the same. Annuity payments under all life annuity options will be determined by applying the Contract Value or a portion of the Contract Value to purchase fixed annuity payments to the Fixed Annuity Purchase Rate Table shown in your contract, or the current rates at that time if more favorable to you.

CHANGING SUB-ACCOUNTS DURING THE INCOME PHASE

After you switch to the Income Phase and while you are receiving variable annuity payments, you may request to change Sub-account elections only once a month. We make all annuity payments on the 1st of the month, and those payments are calculated based on the unit value as of the close of the NYSE on the 15th of the preceding month. Once we have calculated the amount of your annuity payment for the current month, we determine the amount of Annuity Units in the newly elected Sub-account which that amount will purchase. The number of units in the new Sub-account will be used to determine future annuity payments, unless another allocation change is requested. Your payment will not change amounts in the current month, however, future payments will be based upon the new selection thereafter.

Example:  Assume that your variable annuity payments have been based on allocations in Sub-account A and you have 20 units. When we calculate your payment, we determine that the value of an Accumulation Unit for Sub-account A on the close of the NYSE on the 15th of the month is $35.00. We then multiply the 20 units held on the 15th by the unit value of $35.00 and calculate a payment to you in the amount of $700. This is the amount of your payment for the month.

We then make your allocation change to Sub-account B, and determine the number of units in Sub-account B worth

First Symetra Focus Prospectus

14

$700. Assuming the unit value of Sub-account B is $25.00, you will now have 28 units in Sub-account B ($700 divided by $25 = 28). For future months, your payments will be based upon the 28 units held in Sub-account B multiplied by the unit value of Sub-account B. Therefore, your payments will fluctuate based on the performance of Sub-account B.

3. PURCHASE

PURCHASE PAYMENTS

If you are age 85 or younger, you may purchase a contract with a minimum initial Purchase Payment of $10,000. Additional Purchase Payments of $10,000 or more may be added at anytime during the Accumulation Phase. We will not accept any purchase payments that are less than $10,000. For IRAs and Roth IRAs, because the minimum Purchase Payment we accept exceeds the contribution limits for IRAs and Roth IRAs, only rollover contributions are accepted.

Any Purchase Payment in excess of $1 million requires our prior approval.

Initial Purchase Payments:  Initial Purchase Payments must be forwarded to our Administrative Office and are credited to your contract within two Business Days of our receipt. Processing of initial Purchase Payments may be delayed by circumstances outside our control, for example, if your registered representative does not forward your application and initial Purchase Payment to us promptly. If your initial Purchase Payment is not accompanied by all the information we need to issue your contract, we will contact you to get the additional information. If we cannot get all the required information within five Business Days, we will either return your initial Purchase Payment or get your or your registered representative’s permission to keep it until we have received the necessary information. However, if the necessary information is not received after 15 Business Days, we will reject your application and return the initial Purchase Payment to you. In most situations, your Contract Date is the date your initial Purchase Payment and all required information are received at our Administrative Office. We reserve the right to refuse any application or initial Purchase Payment. If we refuse an application and initial Purchase Payment, we will return it within five business days.

Additional Purchase Payments:  Additional Purchase Payments may be made at any time by sending them to our Administrative Office and should include your account number. Additional Purchase Payments made by check, mailed to our Administrative Office and received with all the information we need to process them are credited to your contract on the same Business Day as received by us. However, if your Purchase Payment is received at First Symetra after the close of the NYSE, it will be credited the next Business Day. Processing of Purchase Payments may be delayed by circumstances outside our control - for example, if your registered representative does not forward your Purchase Payments to us promptly. In addition, if your Purchase Payment is received without the necessary information we need to process it, processing delays will occur as we attempt to contact you to get the necessary information. If we cannot get all the required information within five Business Days, we will either return your Purchase Payment or get your or your registered representative’s permission to keep it until we have received the necessary information. However, if the necessary information is not received after 15 Business Days, we will return the Purchase Payment.

We reserve the right to refuse any Purchase Payment that is over $1 million dollars; that does not meet our minimum of $10,000; that is received without the necessary information to process the payment; that is made for market timing purposes; or, is otherwise contrary to law for First Symetra to accept. If we refuse a Purchase Payment, we will return it to you within five Business Days. We will not deem payments sent to any other office besides our Administrative Office as received by us until such payment reaches our Administrative Office.

ALLOCATION OF PURCHASE PAYMENTS

You tell us how to apply your initial Purchase Payment by specifying your desired allocation among the available Sub-accounts on the contract application. Unless you tell us otherwise, subsequent Purchase Payments will be allocated in the same proportion as your most recent Purchase Payment (unless that was a Purchase Payment you directed us to allocate on a one-time-only basis). You may change the way subsequent Purchase Payments are allocated by providing us with written instructions, or by telephoning us or, electronically by the Internet if we have your written authorization to accept telephone or Internet instructions. See “Transfers” as discussed in Section 4.

ACCUMULATION UNITS

The value of your contract will go up or down depending upon the investment performance of the Sub-account(s) you choose. In order to keep track of this we use a unit of measure called an Accumulation Unit. During the Income Phase, we call the unit of measure an Annuity Unit.

We calculate the value of an Accumulation Unit for each Sub-account as of the time the NYSE closes each day. To determine the current Accumulation Unit value, we take the prior day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current day. Changes in the Accumulation Unit value reflect the investment performance of each Sub-account as well as the deductions for insurance and other charges. The value of an Accumulation Unit will usually go up or down from day to day.

The Net Investment Factor is used to measure the daily change in Accumulation Unit value for each Sub-account. The Net Investment Factor equals:

•	the net asset value per share of the applicable Portfolio at the end of the current day plus the per share amount of any dividend or income distributions made by the Portfolio that day; divided by

First Symetra Focus Prospectus

15

•	the net asset value per share of the Portfolio at the end of the prior day plus the per share amount of any dividend or income distributions made by the Portfolio that day; minus

•	the daily insurance charges and any taxes First Symetra may incur on earnings attributable to the applicable contracts, expressed as a percentage of the total net assets of the Sub-account.

When you make Purchase Payments or transfers into a Sub-account, we credit your contract with Accumulation Units. We determine the number of Accumulation Units to credit by dividing the amount of the Purchase Payment allocated to a Sub-account by the value of the Accumulation Unit for that particular Sub-account. Similarly, when you request a withdrawal or a transfer of money from a Sub-account, we deduct from your contract Accumulation Units representing the withdrawal amount.

Example:  Assume that on Monday we receive a $1,000 Purchase Payment from you before the NYSE closes. You have told us you want this to go to the Fidelity VIP Index 500 Portfolio - Initial Class Shares. When the NYSE closes on that Monday, we determine that the value of an Accumulation Unit for the Fidelity VIP Index 500 Portfolio - Initial Class Shares is $34.12. We then divide $1,000 by $34.12 and credit your contract on Monday night with 29.31 Accumulation Units for the Fidelity VIP Index 500 Portfolio - Initial Class Shares.

RIGHT TO EXAMINE

You may cancel the contract without charge by returning it to us or to your registered representative within the period stated on the front page of your contract. We include a refund of all charges that may have been deducted from your contract if you request to cancel your contract during this period. This period will be at least 10 days. You will receive your Contract Value as determined on the date you return your contract, plus a refund for any fees and charges deducted. For an IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your Purchase Payment. Because of the market risks associated with investing in the Sub-accounts, the Contract Value returned may be more or less than the Purchase Payments you have paid.

4. SUB-ACCOUNT OPTIONS

SUB-ACCOUNT OPTIONS

During the Accumulation Phase, you may allocate your Purchase Payments and Contract Value to any of the Sub-accounts available under the contract. Each Sub-account purchases the shares of one underlying Portfolio that has its own investment objective. The Portfolios are not offered directly to the public, but are available to life insurance companies as investment options for variable annuity and variable life insurance contracts.

The following Portfolios are currently offered to contract Owners. The name, investment objective, and investment advisor of the Portfolios offered under this contract are listed below. There is no assurance that any of the Portfolios will achieve their stated objective. You can find more detailed information about the Portfolios, including a description of risks and expenses, in the prospectuses for the Portfolios, which can be obtained without charge by contacting our Administrative Office. You should read those prospectuses carefully before investing. The Portfolio information below was provided by the Portfolios. We have not independently verified the accuracy of the information.

PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
DWS Investments VIT Funds
DWS Small Cap Index VIP	The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index® and in derivative instruments, such as stock index futures contracts and options that provide exposure to the stocks of companies in the index.	Deutsche Investment Management Americas Inc. is the investment advisor for the fund. Northern Trust Investments, N.A. (“NTI”), is the subadvisor for the fund.
Fidelity® Variable Insurance Products
Fidelity VIP Index 500 Portfolio	Fidelity VIP Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.	Fidelity Management and Research Company
Fidelity VIP Money Market Portfolio	Fidelity VIP Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management and Research Company
Ibbotson ETF Allocation Series
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio	The Portfolio seeks to provide investors with capital appreciation.	ALPS Advisors, Inc. Sub-Advised by Ibbotson Associates, Inc.

First Symetra Focus Prospectus

16

PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Ibbotson Balanced ETF Asset Allocation Portfolio	The Portfolio seeks to provide investors with capital appreciation and some current income.	ALPS Advisors, Inc. Sub-Advised by Ibbotson Associates, Inc.
Ibbotson Conservative ETF Asset Allocation Portfolio	The Portfolio seeks to provide investors with current income and preservation of capital.	ALPS Advisors, Inc. Sub-Advised by Ibbotson Associates, Inc.
Ibbotson Growth ETF Asset Allocation Portfolio	The Portfolio seeks to provide investors with capital appreciation.	ALPS Advisors, Inc. Sub-Advised by Ibbotson Associates, Inc.
Ibbotson Income and Growth ETF Asset Allocation Portfolio	The Portfolio seeks to provide investors with current income and capital appreciation.	ALPS Advisors, Inc. Sub-Advised by Ibbotson Associates, Inc.
The Ibbotson Portfolios listed above are “Fund of Funds” and seek to achieve their investment objectives by investing primarily in portfolios of underlying exchange-traded funds which are open end mutual funds that can be traded at any time of the day (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). These Underlying ETFs, in turn, invest in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures and other instruments in an attempt to approximate the investment performance of the applicable benchmark. Fund-of-Funds have higher expenses compared to other Portfolios and therefore may be more expensive to contract Owners.
Vanguard® Variable Insurance Fund Portfolios Vanguard is a registered trademark of The Vanguard Group
Vanguard VIF - Balanced Portfolio	The Balanced Portfolio seeks to provide long-term capital appreciation and reasonable current income.	The Vanguard Group, Inc.
Vanguard VIF - High Yield Bond Portfolio	The High Yield Bond Portfolio seeks to provide a high level of current income.	The Vanguard Group, Inc.
Vanguard VIF - International Portfolio	The International Portfolio seeks to provide long-term capital appreciation.	The Vanguard Group, Inc.
Vanguard VIF - Mid-Cap Index Portfolio	The Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return mid-capitalization stocks.	The Vanguard Group, Inc.
Vanguard VIF - REIT Index Portfolio	The REIT Index Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity Real Estate Investment Trusts.	The Vanguard Group, Inc.
Vanguard VIF - Total Bond Market Index Portfolio	The Total Bond Market Index Portfolio seeks to track the performance of a broad, market-weighted bond index.	The Vanguard Group, Inc.
Vanguard VIF - Total Stock Market Index Portfolio	The Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	The Vanguard Group, Inc.
The Vanguard VIF - Total Stock Market Index Portfolio is a “Fund of Funds,” which means that it achieves its objective by investing in other mutual funds rather than in individual securities. Fund of Funds have higher expenses compared to other Portfolios and therefore may be more expensive to contract Owners.

In addition to selling shares to the Separate Account, the Portfolios may sell shares to other separate accounts of other insurance companies to support variable annuity contracts and variable life insurance contracts or qualified retirement plans. It is possible that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of other companies to invest simultaneously in the Portfolios. Currently, neither we nor the Portfolios foresee any such disadvantages to variable life insurance owners or variable annuity owners. The Portfolios must monitor events to identify material conflicts between such owners and determine what action, if any, should be taken. In addition, if we believe a Portfolio’s response to any of those events or conflicts insufficiently protects contract Owners, we will take appropriate action. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies and/or qualified retirement plans, see the prospectuses of the Portfolios that are available upon request, if they do not accompany this prospectus.

The investment performance for the Portfolios may differ substantially from publicly traded mutual funds with similar names and objectives. There can be no assurance, and we make no representation that the investment performance of the Portfolios will be comparable to any other Portfolio, even those with the same investment objectives and policies and advisor or manager. Certain Portfolios available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named Portfolio available through the contract. Differences in fund size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

Please note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to contract fees and expenses, the yields of any Sub-account investing in a money market fund may also become extremely low and possibly negative.

First Symetra Focus Prospectus

17

CHANGES TO THE SUB-ACCOUNTS

We reserve the right to add, combine, restrict, or remove any Sub-account in which any Portfolio is invested as an investment option under your contract. If any shares of the Portfolios are no longer available, or if in our view no longer meet the purpose of the contract, it may be necessary to substitute shares of another Portfolio. New or substitute Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. It may also be necessary to close Portfolios to allocations of new Purchase Payments by existing or new contract Owners and we reserve the right to do so at any time and in our discretion. We will seek prior approval of the SEC (to the extent required by law) and give you notice before making any changes to the investment options.

COMPENSATION WE RECEIVE FROM PORTFOLIOS

We have agreements with each of the Portfolio advisors or their affiliates that describe the administrative practices and responsibilities of the parties. We receive compensation from some or all of the Portfolios or their investment advisors, administrators, and/or distributors (or their affiliates) in connection with administrative or other services provided with respect to the Portfolios. We may use this compensation for any purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract. We also receive this compensation for providing services to contract Owners invested in the Portfolios on behalf of the Portfolios. The amounts we receive, if any, may be different for different Portfolios, and usually depends on how much we have invested in the applicable Portfolio. The compensation amount is typically determined by multiplying a specified annual percentage rate by the average net assets held in that Portfolio for the variable annuity contracts and variable life insurance policies issued by us that offer that particular Portfolio. Currently, the maximum percentage rate we receive for any Portfolio offered under this contract is 0.20%. Some advisors may pay us less; some do not pay us any such compensation.

The compensation we receive is paid by the advisor or its affiliate out of profits which may include fees the advisor deducted from fund assets or from the advisor’s (or its affiliate’s) other sources of revenue. You will bear the costs of these fees indirectly through your investment in the Sub-accounts that invest in these Portfolios. You may obtain a list of such fees that we receive by contacting us at our Administrative Office. The compensation that we receive may be significant and we may profit from this compensation.

When determining which Portfolios to offer in our variable contracts, we consider the Portfolios’ name recognition, investment objective, performance, and reputation. We also consider the amount of compensation that we receive from the Portfolios, their advisors, or their distributors. We review our Portfolios periodically. Based upon our review, we may remove or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Portfolio if the Portfolio no longer meets one or more of the criteria. We do not recommend any particular Portfolio, and we do not provide investment advice.

Although the compensation we receive may be used indirectly for distribution of the contracts, compensation for selling the contracts is set by First Symetra and paid directly by us to the broker-dealer selling you this contract. See “Section 9 - Other Information - Distribution (Principal Underwriter)” for information regarding the selling compensation we pay for sales of the contracts.

VOTING RIGHTS

First Symetra is the legal owner of the Portfolios’ shares. However, when a Portfolio solicits proxies in connection with a shareholder vote, we are required to ask you for instructions as to how to vote those shares. The Portfolio shares are voted in accordance with the instructions we receive from you. We vote Portfolio shares for which no timely instructions are received in proportion to the voting instructions that are received with respect to that Portfolio. For this reason, a small number of contract owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

TRANSFERS

During the Accumulation Phase you can transfer money among the Sub-accounts 12 times per Contract Year free of a transfer charge. We measure a Contract Year from the anniversary of your Contract Date. Each additional transfer in a Contract Year may have a charge of $10 or 2% of the amount transferred whichever is less.

The minimum amount you can transfer out of any Sub-account at one time is $500, or the entire value of the investment option if less. If a transfer will result in the remaining balance in a Sub-account being less than $500, you must transfer the entire amount out of the Sub-account. The minimum you can transfer into any Sub-account is $50.

TRANSFER TRANSACTIONS AVAILABLE

We may accept transfers by signed written request or at our discretion, by telephone, or, if available, electronically by the Internet. Each transfer must identify:

•	your contract;

•	the amount of the transfer; and

•	which Sub-accounts are affected.

We cannot process your transfer request until we have received the request at our Administrative Office. Transfer requests received by us with all information we need to process the request will be effective and valued as of the next close of the NYSE. This is usually 4:00 p.m. Eastern Time. If for any reason the NYSE is closed when we receive your transfer request, it will be valued as of the close of the NYSE on its next regular Business Day.

Transfers by telephone will be accepted if we have properly signed authorization on record. You may authorize someone else to make transfers by telephone on your behalf. Transfers by Internet will be accepted if you provide us with certain identification information, including a personal identification

First Symetra Focus Prospectus

18

number (“PIN”). However, we do not accept transfer requests sent by e-mail. Transfer instructions you send electronically through the Internet are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.

Although we use reasonable procedures, including recording all telephone instructions and requiring certain personal information to prevent unauthorized account access, we cannot assure you that telephone or Internet activity will be completely secure or free of delays or malfunctions. If you choose to make transfers by telephone or Internet, you must be willing to assume the risk of loss that may occur despite our reasonable efforts to verify identity. We are not responsible for the negligence or wrongful acts of third parties.

We cannot guarantee that telephone transactions will always be available. For example, our offices may be closed during severe weather emergencies, or there may be interruptions in telephone service beyond our control. Moreover, if the volume of calls is unusually high, we may not have someone immediately available to receive your order.

Likewise, we cannot guarantee that online transactions processed via the Internet will always be possible. Telephone and computer systems, whether yours, your Internet service provider’s, your registered representative’s, or First Symetra’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request.

You also should protect your PIN because self-service options will be available to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions is you or a person authorized by you.

SCHEDULED TRANSFERS

During the Accumulation Phase, you can choose among several investment strategies that are available at no charge. We refer to any transfer made using these strategies as “scheduled transfers” and they will not count against your 12 free transfers. We may impose restrictions on the number of scheduled transfers that can be initiated during each Contract Year or on the Sub-accounts available for scheduled transfers. If such restriction is imposed or we change the Sub-accounts available, we will notify you in writing. Once started, dollar cost averaging and appreciation sweep scheduled transfers will continue until you instruct us to stop or all money has been transferred out of the Sub-account designated as the source of the scheduled transfer. If you make a transfer or withdrawal outside of either the dollar cost averaging or appreciation sweep strategy and that transfer or withdrawal is from the Sub-account you have designated as the source for these strategies, your scheduled transfers will stop. You can restart dollar cost averaging or appreciation or interest sweep by contacting us.

Dollar Cost Averaging.  This strategy is designed to achieve a lower average cost per unit over time. It does not assure a profit or protect against a loss. Investing should continue at a consistent level in both market ups and downs. You can systematically transfer set amounts of at least $500 each month or quarter from any Sub-account to any of the other Sub-accounts. If you choose to transfer amounts among more than one Sub-account, transfers into each Sub-account must be at least $50. If a transfer will result in the remaining balance in a Sub-account being less than $500, you must transfer the entire amount out of the Sub-account.

Appreciation Sweep.  If your balance in the Fidelity VIP Money Market Portfolio is at least $10,000, you can instruct us to automatically transfer the appreciation, if any, of the Fidelity VIP Money Market Portfolio) to the other Sub-accounts monthly, quarterly, semi-annually, or annually. Appreciation sweep cannot be used to transfer money to the Fidelity VIP Money Market Portfolio.

Sub-account (“Portfolio”) Rebalancing.  After your money has been invested, the investment performance of the Sub-accounts may cause the percentage in each Sub-account to change from your original allocations. If your Contract Value is at least $10,000, you can instruct us to adjust your investment in the Sub-accounts, on a quarterly, semiannual, or annual basis, to maintain a predetermined percentage allocation of Contract Value among the Sub-Accounts (“portfolio rebalancing”). Sub-account rebalancing can be used with dollar cost averaging or appreciation sweep.

LIMITS ON EXCESSIVE TRANSFERS AND MARKET TIMING ACTIVITY

Effects of Excessive Transfers and Market Timing Activity.  The contract and the Portfolios are not designed for excessive short term trading or professional market timing, or for organizations or other persons that make large or frequent transfers. Frequent transfers between and among the Sub-accounts may be disruptive to Portfolio management strategies by causing forced and unplanned Portfolio turnover, and increased trading and transaction costs. In addition, these activities may require a Portfolio to maintain liquid assets rather than investing them for growth, resulting in lost opportunity costs that must be indirectly borne by contract owners. These disruptive activities may increase expenses and adversely affect Portfolio performance, thereby negatively impacting long-term contract owners.

Detection and Deterrence.  First Symetra discourages and does not accommodate frequent transfers or market timing activity. Due to the potential adverse consequences to contract Owners, Portfolios, Portfolio shareholders, and the Separate Account, we have established certain policies and procedures to aid us in detecting and deterring contract Owners that may be engaging in frequent trading and/or market timing activities. These policies and procedures may restrict or eliminate the right to make transfers among Sub-accounts if such trades are executed by you, a market timing firm or other third party authorized to initiate transfers or exchange transactions on your behalf.

First Symetra Focus Prospectus

19

In general, our market timing procedures detect market timing by identifying transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include First Symetra approved investment strategies such as dollar cost averaging, Sub-account rebalancing, and other approved systematic transactions, such as asset allocation programs, when monitoring for market timing.

In general, we monitor for “roundtrip” transfers of the same Sub-account within a thirty-day period. We also monitor for “inter-Sub-account” transfers between any two Sub-accounts within a sixty-day period. The following transactions will generally be reviewed for market timing activity:

•	Any two roundtrip transfers in any rolling ninety-day period; and

•	Any four inter-Sub-account transfers occurring within a sixty-day period.

We will particularly scrutinize transactions involving those Sub-accounts that are subject to abuse by market timing strategies, such as those Sub-accounts that have an international investment profile. For example, if you transfer from Vanguard VIF - International Portfolio to Fidelity VIP Money Market Portfolio - Initial Class followed by a transfer from Fidelity VIP Money Market Portfolio - Initial Class to Vanguard VIF - International Portfolio within ten Business Days, we may conclude that you are engaging in market timing. We may aggregate transfers made in two or more contracts that we believe are connected in applying the procedures we employ to deter market timing.

In addition, our procedures include reviewing trading volumes every day in each Sub-account offered in your contract. We will note large or unusual trading volumes and determine if a pattern of frequent transfers is being made in particular Sub-accounts by particular contract Owners.

If we conclude that market timing or other disruptive trading patterns are being transacted by you, we will limit you to one transfer in each 30-day period starting from the date of the transfer that we determined was a market timing transfer and continuing for six months thereafter. If, after the six-month limitation is lifted, the market timing activity resumes, we will limit you to one transfer in each 30-day period starting from the date of the transfer that we determined was a market timing transfer and continuing for twelve months thereafter. In addition, we will require you to submit transfer requests via U.S. mail during that twelve month period. If transfer instructions are inadvertently accepted from you after you have been identified as a market timer, we will reverse the transaction within one to two Business Days.

In our sole discretion, we may revise our procedures at any time without prior notice to better detect and deter market timing or other disruptive trading to comply with regulatory requirements and/or to impose additional or alternate restrictions such as imposing dollar or percentage limits on transfers or requiring transfers be submitted via U.S. mail. If we modify our procedures, they will be applied uniformly to all contract Owners and contract owners of other First Symetra variable products.

If a transfer request is rejected or your transfer privileges have been restricted for any reason, we will attempt to inform you or your authorized agent by phone the next Business Day. If we do not succeed in reaching you or your authorized agent by phone, we will send a letter to your address of record. Our policies regarding transfer restrictions and rejections are applied uniformly, and we do not make exceptions for particular contract Owners.

We will use our best efforts to prevent market timing and other abusive trading practices, but the determination of whether market timing is occurring is subjective. We may not be able to detect all market timers or short term traders, and we may not be able to prevent transfers by those we do detect. In addition, the terms of the contract may also limit our ability to restrict or deter harmful transfers. If we are unable to detect or prevent market timing, the effect of such market timing may result in additional transaction costs for the Portfolios and dilution of long-term Portfolio returns. Thus, your Contract Value may be lower due to lower returns in your Sub-account investments.

Underlying Portfolio Frequent Trading Policies.  The Portfolio managers to whom we submit purchase and redemption orders may also detect large or unusual patterns of trades submitted by us on behalf of all our variable annuity contract owners and variable life policy owners. Those Portfolio managers may require us to investigate whether any of our contract owners are engaged in market timing or other similar activity and to cooperate with them to discourage such activity. If the Portfolio managers believe you are engaged in market timing activity, they may block you from making transfers or purchases to their portfolios. In addition, federal regulations may require us to provide individual transaction and contract owner information to the Portfolio managers when requested.

The Portfolios to whom we submit purchase and redemption orders may adopt unique policies and procedures designed to deter excessive trading or market timing. Those policies and procedures, when applicable, are described in the prospectuses for each of the Portfolios available for investment by you. We have entered into a written agreement, as required by SEC regulation, with each underlying Portfolio or its principal underwriter. These agreements obligate us to promptly provide to the underlying Portfolio upon request certain information about the trading activity of individual contract owners. The Portfolios may require us to execute their instructions to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading policies established by the underlying Portfolio.

In cases of large or frequent transfers, the Portfolio managers or First Symetra may reject trades that are determined to be

First Symetra Focus Prospectus

20

detrimental to other Portfolio shareholders or violate the Portfolios’ policies and procedures. Therefore, we reserve the right to reject, without prior notice, any transfer request to a Sub-account that invests in the Portfolio if the Portfolio manager rejects such trade or the trade violates a Portfolio’s policies and procedures. If a Portfolio refuses to accept a transfer request we have already processed, we will reverse the transaction within one to two Business Days. We will notify you or your authorized agent in writing or by phone if your transfer has been rejected or reversed. We further reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading You should read the prospectus of each Portfolio for more information about its ability to refuse or restrict purchases or redemptions of its shares and to impose redemption fees.

Omnibus Order.  Contract Owners and other persons with material rights under the contracts also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and Separate Accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable contracts. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other Owners of underlying Portfolio shares, as well as the Owners of all of the variable annuity contracts (or variable life policies), including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request. If an underlying Portfolio rejects an omnibus order, we will notify you of the actions taken that affect your request.

5. CHARGES AND EXPENSES

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

INSURANCE CHARGES

Each day we make deductions for our insurance charges. We do this as part of our calculation of the value of Accumulation

Units and Annuity Units. Insurance charges include the mortality and expense risk charge and the asset-related administration charge described below.

Mortality and Expense Risk Charge.  The mortality and expense risk charge is equal, on an annual basis, to 1.10% of the average daily net assets of each Sub-account. This charge compensates us for the mortality and expense risks we have under all First Symetra Focus contracts. Our mortality risk arises from our obligations to make annuity payments for the life of the Annuitant and to pay death benefits prior to the Annuity Date. Our expense risks under the contracts include the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract. If the charges under the contract are not sufficient, then we will bear the loss. If the charges are more than sufficient, we will retain the excess and may use it for any purpose, including additional distribution expenses. The rate of the mortality and expense risk charge will not be increased for the life of the contract.

Asset-Related Administration Charge.  The asset-related administration charge is based on your Contract Value at the start of each Contract Year. Over time, your Contract Value may fluctuate up and down and therefore, the asset-related administration charge may vary each Contract Year. The maximum charge is equal, on an annual basis, to 0.40% of the average daily net assets of each Sub-account, and declines as shown in the schedule below.

Contract Value	Charge
$0 to $99,999.99	0.40%
$100,000.00 to $249,999.99	0.35%
$250,000.00 to $499,999.99	0.25%
$500,000.00 to $999,999.99	0.15%
$1 million or more	0.05%

Since this charge is an asset-based charge, the amount of the charge associated with your particular contract may have no relationship to the administrative costs actually incurred. This charge, together with the annual administration maintenance charge (see below), is for all the expenses associated with contract administration. Some of these expenses are: preparation of the contract; confirmations and statements; maintenance of contract records; personnel costs; legal and accounting fees; filing fees; and computer and system costs. If this charge and the annual administration maintenance charge are not enough to cover the costs of the contract in the future, we will bear the loss. The rates in the asset-related administration charge schedule shown above will not be changed for the life of the contract.

First Symetra Focus Prospectus

21

OPTIONAL BENEFIT CHARGE

You may elect an optional benefit which requires an additional charge. The optional benefit available is the GMDB - Age Extension rider.

GMDB - Age Extension Rider:  If you elect this rider, we will deduct an additional daily charge which is equal, on an annual basis, to 0.10% of the average daily net assets of each Sub-account. We do this as part of our calculation of the value of Accumulation Units. The charge is for the cost and risk associated with offering the GMDB - Age Extension rider.

ANNUAL ADMINISTRATION MAINTENANCE CHARGE

Currently, during the Accumulation Phase we deduct a $40 annual administration maintenance charge from your contract on the last day of each Contract Year and if you withdraw the entire Contract Value. This charge is deducted from your Sub-account allocations as described in your contract. The charge will never be greater than $50. We will not deduct this charge if your Contract Value is at least $50,000 when the deduction is to be made.

SURRENDER CHARGE

A surrender charge may be assessed on withdrawals, including partial withdrawals, in excess of your free withdrawal amount that is described below. This charge is for expenses incurred in connection with the promotion, sale, and distribution of the contracts. If the surrender charge is insufficient, excess amounts resulting from the mortality and expense risk charge and other charges may be used to recover these expenses.

The contract bases the surrender charge on the length of time each Purchase Payment is in your contract. Each Purchase Payment begins a new surrender charge period. The surrender charge is stated as a percentage of the amount withdrawn, including the amount deducted for the surrender charge. It starts at 7% and declines as follows:

Complete Years Elapsed Since Purchase Payment Received	0	1	2	3	4	5	6	7
Surrender Charge (as a % of Purchase Payment Withdrawn)	7%	7%	7%	6%	6%	5%	4%	0%

Unless you tell us otherwise, when the withdrawal is for only part of the value of your contract, the surrender charge is deducted from the withdrawal amount prior to us making a payment to you. For the purpose of calculating the charge, we treat Purchase Payments as being withdrawn on a first-in, first-out basis meaning the oldest Purchase Payment is considered to be withdrawn first, the next oldest Purchase Payment is considered to be withdrawn next, and so on. See Appendix A for an example of how the surrender charge is applied.

We will not assess the surrender charge for:

•	annuity payments;

•	repetitive withdrawals taken over life expectancy;

•	eligible healthcare confinement withdrawals; and

•	death benefits.

We may reduce or eliminate the amount of the surrender charge when the contract is sold under other circumstances which reduce our sales expense. See “Section 9 - Other Information.”

FREE WITHDRAWAL AMOUNT

Your contract has a free withdrawal amount. There is no surrender charge on the first 10% of your Contract Value withdrawn in a Contract Year. We determine whether you have withdrawn more than 10% of the Contract Value at the time of surrender. If you take more than one withdrawal in a Contract Year, the previous withdrawals in the Contract Year are added to the current Contract Value to determine whether more than 10% of the Contract Value has been withdrawn in that Contract Year. In addition, there is no withdrawal charge on the first withdrawal you make in a Contract Year, but the surrender charge may apply.

WAIVER OF SURRENDER CHARGES UPON HEALTHCARE CONFINEMENT

There is no surrender charge on withdrawals you make while you are confined in an eligible healthcare facility or within 60 days after your release. In order to be eligible for this waiver, we must receive proof that your confinement has continued for 30 or more consecutive days and that your confinement began after your Contract Date. If you are confined to a healthcare facility on the Contract Date, you are not eligible for this waiver of surrender charges until after the first Contract Year. The 30-day period may be satisfied by confinement in a combination of hospitals, nursing homes, or home care. Separate periods of confinement occurring within 6 months of the start of a previous 30 consecutive day period of confinement for the same or related condition will be considered the same confinement.

A new 30 consecutive day period will be applied for a confinement due to a new or non-related cause or to a confinement occurring more than six months from the most recent confinement for the same or related condition. Please see your contract for more information.

WITHDRAWAL CHARGE

We will deduct a separate withdrawal charge equal to $25 after the first withdrawal in a Contract Year unless the withdrawal is taken through electronic funds transfer (EFT). Unless you tell us otherwise, this charge is deducted from the remaining value in your contract.

We will not deduct this charge for annuity payments, Repetitive Withdrawals, or if you withdraw the entire Contract Value. See “Section 7 - Access To Your Money” for a discussion of Repetitive Withdrawals.

First Symetra Focus Prospectus

22

TRANSFER CHARGE

You can make 12 free transfers every Contract Year. If you make more than 12 transfers in a Contract Year, we will deduct a transfer charge equal to $10 or 2% of the amount that is transferred whichever is less. The transfer charge is deducted from the Sub-account that you transfer your funds from. If you transfer the entire balance from an investment option, the transfer fee is deducted from the amount transferred.

If the transfer is part of dollar cost averaging, appreciation sweep, Sub-account rebalancing, or First Symetra approved asset allocation programs, it will not be counted as part of your 12 free transfers.

INCOME OR OTHER TAXES

Currently we do not pay income or other taxes on earnings attributable to your contract. However, if we ever incur such taxes, we reserve the right to deduct them from your contract. If we choose to deduct these income or other taxes, we will notify you in writing.

PORTFOLIO EXPENSES

There are deductions from and expenses paid out of the assets of the various Portfolios for investment management fees and other operating expenses the Portfolios incur. These expenses are summarized in the fee table of the Portfolio prospectuses. For more detailed information, you should refer to the Portfolio prospectuses.

6. TAXES

This section and additional information in the SAI discuss how federal income tax applies to annuities in general. This information is not complete and is not intended as tax advice. Tax laws and their interpretations are complex and subject to change. No attempt is made to discuss state or other tax laws. First Symetra does not guarantee the tax treatment of any contract or any transaction involving a contract. You should consult a competent tax advisor about your individual circumstances.

ANNUITY CONTRACTS IN GENERAL

Under the Code, you generally do not pay tax on contract earnings until received. Different tax rules apply to Purchase Payments and distributions depending on how you take money out and whether your contract is qualified or non-qualified.

Earnings for corporate owned contracts and other contracts not owned for the benefit of natural persons are generally taxed as ordinary income in the current year. Exceptions may apply. For example, contracts by a trust which holds the contract as an agent for a natural person, contracts held for non-qualified deferred compensation arrangements, and contracts held for qualified retirement plans may be able to defer tax on earnings until money is withdrawn from the contract.

DEATH BENEFITS

The rules governing taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as lump sum or annuity payments. Estate or gift taxes may also apply.

QUALIFIED CONTRACTS

Contracts purchased as an IRA, Roth IRA, SIMPLE IRA, SEP IRA, TSA, Roth TSA, or 457 plan or other retirement plan, are referred to as “qualified contracts” because they are qualified under the Code to provide tax deferral for retirement purposes. You do not have to purchase an annuity contract to qualify for the tax deferral offered by these retirement plans. There may be other investment vehicles that can be purchased for your retirement plan. However, an annuity contract has features and benefits other than tax deferral that may make it an appropriate investment for your retirement plan. Numerous special tax rules apply to the participants in qualified plans and to contracts used in connection with qualified plans. Therefore, we make no attempt in this prospectus to provide more than general information about use of the contract with qualified plans. If the contract is purchased as part of your employer’s retirement plan, we are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA). You should consult your tax advisor regarding these features and benefits before you buy a qualified contract.

Qualified contracts are subject to special rules and limits on Purchase Payments and distributions that vary according to the type of retirement plan. Ineligible or excess contributions to certain retirement plans can result in substantial penalties and possible loss of the contract’s or retirement plan’s qualified status. Tax penalties of 10% or more, may apply to certain distributions; for example if you are under age 59 1/2 and not disabled as defined by the Code.

You may be able to make a direct transfer or rollover from other qualified plans and contracts to this contract. If certain requirements are met, you may be able to transfer amounts in your contract to another eligible retirement plan or IRA.

Generally, qualified plans (except for Roth IRAs) are subject to required minimum distributions. For TSAs and 457 Plans you must begin receiving required minimum distributions no later than April 1 of the year following the latter of attainment of age 70 1/2 or the date you sever employment with the employer sponsoring the plan. For IRAs, you must begin receiving required minimum distributions by April 1 of the year following the year in which you reach age 70 1/2. There may be substantial penalties if you fail to take required minimum distributions.

Under federal tax law, IRAs and Roth IRAs both limit the amount of annual contributions an individual can contribute to his or her IRA or Roth IRA. The IRA and Roth IRA annual contribution limit for 2010 of $5,000 is lower than the minimum Purchase Payment of $10,000 that we accept. Therefore, you may only contribute Purchase Payments that are rollover contributions of $10,000 or more from other eligible retirement plans. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. A special rule permits

First Symetra Focus Prospectus

23

taxation of Roth IRA conversions made during the 2010 tax year to be split between 2011 and 2012. You may wish to consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Furthermore, under final regulations issued by the IRS, the value of “other benefits” provided under annuity contracts are included for purposes of calculating required minimum distributions. These other benefits include the value of any guaranteed minimum death benefits provided under your contract. These benefits will be considered in calculating required minimum distributions and do impact the amount of your required minimum distribution. If you are purchasing a qualified contract, you should consult a tax advisor.

To the extent Purchase Payments have a zero cost basis (were made with pre-tax dollars), distributions will be taxed as ordinary income. Under some circumstances, you may be able to make “after-tax” Purchase Payments. In some cases, you must satisfy retirement plan or Code requirements before you take money out. For example, the Code restricts certain withdrawals from TSAs.

When this contract is issued in connection with a qualified plan, we will amend the contract as necessary to conform to the requirements of the plan. However, you are cautioned that the rights of any person to benefits under the retirement plan may be subject to the terms and conditions of the plans, regardless of the terms and conditions of the contract. In addition, we will not be bound by the terms and conditions of a retirement plan to the extent such terms and conditions contradict the contract, unless we consent.

The taxation of the additional benefits provided by the riders offered in this contract is complex. The IRS may disagree with the tax treatment generally described here, or the IRS may issue additional guidance regarding the taxation of these types of rider. Such IRS actions may result in adverse tax consequences for you or additional tax liability. You should consult your tax advisor prior to selecting any optional benefit rider under the contract.

TAX SHELTERED ANNUITIES - 403(B) CONTRACTS

TSAs are available to eligible employees of public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code. Effective on January 1, 2009, Department of Treasury 403(b) regulations went into effect. The regulations generally require employers offering 403(b) plans to maintain those plans pursuant to a written plan document and to coordinate administration of the plans. Depending on the employer’s written plan, there may be restrictions on the availability of loans, distributions, transfers and exchanges.

TSAs under Section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. Distributions of employer contributions from contracts issued on or after January 1, 2009, are subject to distribution restrictions specified in the employer’s 403(b) plan.

If your contract is issued pursuant to a 403(b) plan, we generally are required to confirm with your 403(b) plan sponsor that your Purchase Payments to or surrender, withdrawals, transfers or loans from your contract comply with applicable tax requirements before we process those transactions and to decline Purchase Payments or requests that are not in compliance. These transactions cannot be processed until all information required under the tax law is received. By directing Purchase Payments to the contract or requesting any one of these payments, you consent to the sharing of confidential information about you, the contract, and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

As a general matter, all contracts that have received plan contributions after 2004 are required to be included in the 403(b) and subject to your employer’s administration. The rules are complex, and this discussion is not intended as tax advice. The IRS continues to issue guidance and clarification regarding the rules. Some rules may be subject to difference interpretations. You should consult your own tax advisor or your employer to discuss the regulations.

WITHDRAWALS FROM ROTH IRAS AND ROTH TSAS

Qualified distributions from Roth IRA and Roth TSA annuities are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA or Roth TSA for at least five years and, in addition, that the distribution is made after the individual reaches age 59 1/2, on account of the individual’s death or disability, or, for Roth IRAs only, as a qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild, or ancestor.

WITHDRAWALS FOR INVESTMENT ADVISOR FEES

Withdrawals from non-qualified contracts for the payment of investment advisor fees will be considered taxable distributions from the contract. The IRS has held, however, that the payment of investment advisor fees from a tax-qualified contract need not be considered a distribution for income tax purposes if certain requirements are met. You should consult a competent tax advisor for details.

NON-QUALIFIED CONTRACTS

Contracts purchased with after-tax money and not part of an IRA, Roth IRA, SIMPLE IRA, SEP IRA, TSA, Roth TSA, 457,

First Symetra Focus Prospectus

24

or other retirement plan, are referred to as non-qualified contracts and receive different tax treatment than qualified contracts. Your cost basis equals the total amount of the after-tax Purchase Payments remaining in the contract.

The Code generally treats distributions as coming first from earnings (also referred to in the internal revenue code as “income on the contract”) and then from Purchase Payments. Non-qualified deferred annuity contracts issued by the same insurer to the same Owner in the same year are treated as one contract for tax purposes. Distributions from non-qualified contracts are taxed as ordinary income to the extent they are attributable to earnings. Since you have already been taxed on the cost basis, distributions attributable to Purchase Payments are generally not taxed.

There may be a 10% tax penalty on earnings withdrawn before you reach age 59 1/2. Certain exceptions apply, such as death or disability as defined by the Code.

If the contract’s Income Phase occurs at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the contract would not be treated as an annuity for federal income tax purposes. In that event, gains under the contract could be currently includable in your income.

TAXATION OF ANNUITY PAYMENTS

Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment (or “amount received as an annuity”) is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined using an exclusion ratio in a manner that is designed to allow you to recover your after-tax investment in the contract. For qualified contracts, the after-tax investment may be zero. The exclusion ratio is determined when annuity payments start. It is applied to each annuity payment over the expected stream of annuity payments, so that each annuity payment is taxable in part and tax-free in part. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

In general, any amount actually received under the contract as a death benefit, including an optional death benefit, will be treated for tax purposes as provided in the “Non-Qualified Contracts” and “Taxation of Annuity Payments” sections.

The taxation of the additional benefits provided by the riders offered in this contract is complex. The IRS may disagree with the tax treatment generally described here, or the IRS may issue additional guidance regarding the taxation of these types of rider. Such IRS actions may result in adverse tax consequences for you or additional tax liability. You should consult your tax advisor prior to selecting any optional benefit rider under the contract.

EFFECT OF CIVIL UNIONS AND DOMESTIC PARTNERS

For non-qualified and qualified annuities, there may be certain distribution options or elections available under federal tax law to beneficiaries who are “spouses” as defined under federal tax law. However, these same options may not be available to surviving beneficiaries who are “civil union partners,” “domestic partners” or other similar relationships as recognized under the laws of certain states. These options are available only to a person defined as a “spouse” under the federal Defense of Marriage Act, or any other applicable federal law. Accordingly, the administration of spousal rights and the related tax reporting for the contract will be done in a manner consistent with federal tax law requirements. The rights and benefits of civil union, domestic partnerships and other similar relationships under federal law is evolving and complex. Therefore, you should contact your legal advisor to discuss the availability of options and elections available to your surviving partner.

EXCHANGES

From time to time we may offer programs under which certain variable annuity contracts previously issued by us may be exchanged for the contracts offered by this prospectus. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, you should consult your tax advisor. Generally you can exchange one non-qualified contract for another in a tax-free exchange under Section 1035 of the Code. In addition, if your contract is a qualified contract, then it will generally qualify as a tax free rollover or transfer.

If you are considering a partial exchange of an annuity contract, you should consider the conditions described by Revenue Procedure 2008-24 effective for partial exchanges completed on or after June 30, 2008. Partial exchanges may qualify for tax free treatment if you meet the conditions outlined in the revenue procedure. We advise you to consult a tax advisor as to the potential tax consequences before attempting any partial exchange.

Before making an exchange, you should compare both contracts carefully. You may have to pay a surrender charge on your existing annuity contract, other charges may be higher (or lower), and the benefits may be different. You should not exchange another variable annuity contract for this one unless you determine that, after knowing all the facts, the exchange is in your best interest.

A transfer or assignment of ownership of a contract, the designation of an Annuitant, the selection of certain maturity dates, or the exchange of a contract may result in certain tax consequences to you that are not discussed here. An Owner contemplating any such transfer, assignment or exchange, should consult with their tax advisor.

DIVERSIFICATION/OWNERSHIP

Variable annuity contracts receive tax deferral as long as the Sub-accounts meet diversification standards set by Treasury

First Symetra Focus Prospectus

25

Regulations. This favorable tax treatment allows you to select and make transfers among Sub-accounts without paying income tax until you take money out. We believe the Sub-accounts offered under the contract are being managed to comply with existing standards.

In certain circumstances, a variable contract owner may be considered the owner of the assets of a segregated account, such as the Separate Account, if the IRS deems the owner to possess “ownership” in those assets, such as the ability to exercise investment control over the assets. Under this contract, you have the option to invest in a number of Sub-accounts. To date, neither Treasury Regulations nor the Code give specific guidance as to the circumstances under which your contract might lose its tax favored status as an annuity because of the number and type of Sub-accounts you can select from, and the extent to which you can make transfers. If issued, such guidance could be applied either prospectively or retroactively and result in you being treated as the owner of the Separate Account investments, thereby resulting in the loss of the favorable tax treatment as an annuity contract. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment. However, there is no assurance that such modifications would be successful.

TAX WITHHOLDING

Generally, federal income tax is withheld from the taxable portion of withdrawals at a rate of 10%. Withholding on periodic payments as defined by the Code is at the same rate as wages. Typically, you may elect not to have income taxes withheld or to have withholding done at a different rate. Certain “eligible rollover distributions” from 403(b) or governmental 457 plans which are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding. For this purpose, an eligible rollover distribution is any distribution to an employee from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as Beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or TSA or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES IN 2010

In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. If you are not a U.S. citizen or resident, you will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes that may be imposed by your country of citizenship or residence. You should consult with a qualified tax advisor regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

First Symetra Focus Prospectus

26

7. ACCESS TO YOUR MONEY

Under your contract, money may be accessed:

•	by making partial withdrawals during the Accumulation Phase;

•	surrendering your contract during the Accumulation Phase;

•	by taking repetitive withdrawals;

•	by receiving payments during the Income Phase (see “Section 2 - Annuity Payments”); or

•	when a death benefit is paid to your Beneficiary (see “Section 8 - Death Benefit and Optional Death Benefit Rider).”

PARTIAL WITHDRAWALS

During the Accumulation Phase, you can make partial withdrawals from the amount available under your Contract by writing to us at our Administrative Office. Partial withdrawals must be at least $500, or the Contract Value if less. Unless you tell us otherwise, partial withdrawals will be made pro rata from your Sub-account allocations. If a withdrawal would result in the remaining balance in a Sub-account being less than $500, you must transfer the entire amount out of the Sub-account. Once we receive your request, withdrawals from the Sub-accounts will be effective as of the next close of the NYSE. Partial withdrawals are payable within seven calendar days.

A withdrawal may have a surrender charge, a withdrawal charge, and, if you withdraw the entire Contract Value, an annual administration maintenance charge. An example of how the charges are applied to a withdrawal are shown in Appendix A. Unless you tell us otherwise, when the withdrawal is for only part of the value of your contract, the charges are deducted from the withdrawal amount prior to us making a payment to you. There are situations where all or some of these charges do not apply. See “Section 5 - Charges and Expenses” for a discussion of the applicable charges.

Withdrawals may be restricted or prohibited by the terms of qualified contracts.

SURRENDERING YOUR CONTRACT

You can surrender your contract at any time before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request at our Administrative Office. All benefits will terminate as of the date we receive the required information to process your surrender request. We will determine your surrender value as of the next close of the NYSE after we have received the required information to process your request. The surrender value will be equal to your Contract Value minus any applicable surrender charge, withdrawal charge, and annual administration maintenance charge. We will pay you the surrender value within 7 calendar days.

REPETITIVE WITHDRAWALS

Repetitive withdrawals allow you to automatically withdraw payments of a pre-determined dollar amount or fixed percentage of Contract Value that you request from a specified Sub-account monthly, quarterly, semi-annually or annually. You may request repetitive withdrawals by completing the appropriate form and sending it to our Administrative Office. Repetitive withdrawals may be used to avoid tax penalties for premature withdrawals or to satisfy distribution requirements of certain retirement plans. To do this they must be a series of substantially equal withdrawals made at least annually and based on:

•	your life expectancy; or

•	the joint life expectancy of you and a Beneficiary.

You may begin repetitive withdrawals based on life expectancy by providing us with your gender and verification of age in order for us to calculate the monthly, quarterly, or annual withdrawal amount. We calculate the amount of a repetitive withdrawal based on life expectancy by dividing the Contract Value by the life expectancy of the Owner as determined by using the IRS single life table. If it is a joint life expectancy, then we divide the Contract Value by the life expectancy of the Owner and joint Owner (or Beneficiary) by the IRS joint life table.

Example One:  Assume that the Contract Value is equal to $100,000 and the Owner requests a repetitive withdrawal and is age 55. Based on the IRS single life table, the life expectancy of an Owner age 55 is 29.6 years. The first repetitive withdrawal amount is equal to $100,000 divided by 29.6 which equals an annual payment of $3,378.38.

Example Two:  Assume that in one year, when the contract Owner is age 56, the Contract Value is equal to $101,453. The life expectancy of the Owner is 28.7 years. The repetitive withdrawal amount is equal to $101,453 divided by 28.7 which equals an annual payment of $3,534.95.

Repetitive withdrawals that are based on life expectancy may allow you to avoid the early withdrawal tax penalty of 10% that you would otherwise pay for taking withdrawals prior to age 59 1/2. If you take additional withdrawals or otherwise modify or stop these repetitive withdrawals, however, there may be tax consequences and penalties. You should talk to your tax advisor for more information on taking repetitive withdrawals to avoid the 10% tax penalty.

If you make repetitive withdrawals that are not based on life expectancy, the same restrictions, income taxes, and tax penalties that apply to any other withdrawals also apply to repetitive withdrawals.

WITHDRAWAL RESTRICTIONS ON TSA CONTRACTS

Your right to make withdrawals or surrender the contract is subject to any restrictions imposed by applicable law or retirement plans.

There are certain restrictions imposed on withdrawals of contracts used as funding vehicles for (“TSAs”). Withdrawals

First Symetra Focus Prospectus

27

attributable to salary reduction contributions to TSAs for years after 1988 and any earnings accrued after 1988, cannot be taken out unless:

•	you attain age 59 1/2;

•	you leave your job;

•	you die or become disabled as defined by the Code;

•	you experience a qualifying hardship (applies to contributions only);

•	you divorce and a distribution to your former spouse is permitted under a Qualified Domestic Relations Order; or

Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer’s 403(b) plan, in order to comply with tax regulations. Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts are generally subject to the same restrictions on withdrawals applicable under the prior contract or account.

In the case of all qualified contracts, tax penalties may apply to withdrawals. There may also be restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made. However, these restrictions on withdrawals do not affect rollovers or transfers between certain retirement plans.

MINIMUM VALUE REQUIREMENTS

You must withdraw the entire amount out of an investment option if, after a withdrawal, the remaining value in the investment option would be less than $500. Similarly, you must withdraw the entire Contract Value and your contract will terminate if, after a withdrawal, the remaining Contract Value would be less than the minimum, if any, stated in your contract. However, negative investment performance alone will not cause a forced withdrawal.

Withdrawals, including any charges, reduce the number of Accumulation Units and the death benefit. Income taxes, tax penalties and certain restrictions may also apply. See “Section 6 - Taxes.”

8. DEATH BENEFIT AND OPTIONAL DEATH BENEFIT RIDER

STANDARD DEATH BENEFIT AND AGE EXTENSION RIDER

Standard Death Benefit

Your contract provides you with a standard death benefit payable during the Accumulation Phase. If you are younger than age 75, the standard death benefit is designed to protect your Contract Value from potentially poor investment performance and the impact that poor investment performance could have on your death benefit. When you die and you are younger than age 75 at the time of death, the standard death benefit is the greater of:

(a)	Your Contract Value on the date proof of death acceptable to us, such as a certified death certificate, plus written direction regarding how to pay the death benefit are completed and in a form acceptable to First Symetra. If we have not received all the required paperwork by the 6-month anniversary of death, then we will use the 6-month anniversary Contract Value as described in the Payment of Death Benefit section below;

AND

(b)	100% of Purchase Payments with a proportional deduction for withdrawals and associated charges. All withdrawals reduce this portion of the calculation in the same proportion that the Contract Value was reduced by the withdrawal. In your contract, part (b) is referred to as the “guaranteed minimum death benefit”.

If (b) is greater than (a), then we will add money to your contract to meet the guaranteed minimum provided by this standard death benefit. This additional amount will be allocated to the Sub-accounts in the same proportion that Purchase Payments were last allocated. Thereafter, the Contract Value will be subject to investment performance and applicable charges until the date the death benefit is paid. We will add no more than $1 million to your contract to satisfy the standard death benefit.

The standard death benefit is your Contract Value, when:

•	You are age 75 or older at the time of death;

•	There are joint Owners and the younger joint Owner dies; or

•	You assign your contract or elect to change the ownership of your contract.

In other words, item (b) above is set to zero, and your Contract Value is the death benefit.

Therefore, naming joint Owners and making ownership changes will have an impact on your contract. You should consult your agent or other advisor if you have questions.

Example One:  Assume Purchase Payments total $100,000 and no withdrawals have been made. The sole Owner is age 65 and the Beneficiary submits all required information to us for processing the death claim by the third-month anniversary of the Owner’s death. The Contract Value on the third-month anniversary is $90,000.

The death benefit equals the greater of

(a) $90,000; and

(b) $100,000.

First Symetra Focus Prospectus

28

Therefore, your standard death benefit is $100,000, and we will add $10,000 to the contract in the same investment allocation as the current Contract Value is invested.

If in this example the sole Owner had been age 78, there would be no guaranteed minimum death benefit. The Beneficiary would receive $90,000.

Example Two:  Assume the same facts as above but you took a withdrawal of $50,000 prior to your death leaving a Contract Value of $40,000. Your withdrawal reduces (b) in the same proportion that the Contract Value was reduced by the withdrawal as follows:

$100,000 x (40,000/90,000) = $44,444.44

The death benefit equals the greater of

(a) $40,000; and

(b) $44,444.44.

Therefore, your standard death benefit is $44,444.44 and we will add $4,444.44 to the contract in the same investment allocation as the current Contract Value is invested. In this example, the death benefit was reduced by more than the dollar amount of the withdrawal.

Example Three:  Assume the same facts as Example One above except the Contract Value on the third-month anniversary is $125,000.

The death benefit equals the greater of

(a) $125,000; and

(b) $100,000.

Because the Contract Value exceeds the guaranteed minimum death benefit of $100,000, no additional money will be added by us to the contract, and the Beneficiary will receive $125,000.

Guaranteed Minimum Death Benefit Age Extension Rider (“GMDB-Age Extension rider”)

You may also purchase the GMDB - Age Extension rider. This benefit is designed to protect your Contract Value from potentially poor investment performance for a longer period of time. It is calculated in the same manner as the standard death benefit described above, but it allows you to extend the guaranteed minimum death benefit of part (b) above to age 95. This is an optional rider available under the contract for an additional charge. If you are under age 75 on the Contract Date, you may elect this rider. If the contract is owned by joint Owners, both Owners must be under age 75 as of the Contract Date to elect this rider. You may elect this rider only at the time you purchase the contract.

PAYMENT OF DEATH BENEFIT

We will pay the death benefit upon receipt at our Administrative Office of proof of death acceptable to us, such as a certified copy of a death certificate, plus written direction from at least one eligible recipient of the death benefit proceeds regarding how to pay the death benefit payment and any other document, forms or information we need as described in your contract. The amount of the death benefit will include any interest required by state law.

If we are required under the standard death benefit to add money to your contract, then we will calculate the amount to be added on the date we receive due proof of death acceptable to us and written direction from at least one eligible recipient of the death benefit regarding how to pay the death benefit. The money added will be allocated to the Sub-accounts according to the current allocation instructions on file for your Purchase Payments as of that date. We will add no more than $1 million to your contract to satisfy the standard death benefit.

If on the 6-month anniversary of the date of death we have not received all the information needed to process the death claim and we are required to add money to your contract under the standard death benefit, we will add the required amount and credit the difference with interest at the Fidelity VIP Money Market-Initial Class Portfolio rate from the 6-month anniversary until the date we receive the required information. At that time we will allocate this additional amount, with the credited interest, to the Portfolio options in the same proportion that Purchase Payments were last allocated. Thereafter, the Contract Value will be subject to investment performance and applicable charges until the date the death benefit is paid.

Example:  Assume Purchase Payments total $100,000 and no withdrawals have been made. The sole Owner is age 65, and the Beneficiary submits all required information to us on the 8-month anniversary of the Owner’s death when the Contract Value is $85,000. The Contract Value on the six-month anniversary is $95,000.

The death benefit is the greater of

(a) $95,000; and

(b) $100,000.

Therefore, the death benefit is $100,000 and we will add $5,000, plus interest from the 6-month anniversary to the 8-month anniversary based on the Fidelity Money Market-Initial Class Portfolio, to the contract in the same investment allocation as the current Contract Value is invested.

If the Beneficiary or surviving Owner chooses to leave money invested in the contract rather than taking it in a lump sum, then, thereafter, the Contract Value will be subject to investment performance and applicable contract charges until the date the entire death benefit is paid out. This value will usually go up or down. Thus, we should be notified of a death as promptly as possible to limit the risk of a decline in benefit value.

Payment Options

Under a non-qualified contract, the death benefit may be paid as:

1)	a lump sum payment or series of withdrawals that are completed within five years from the date of death; or

2)	annuity payments made over the Beneficiary’s life or life expectancy. To receive annuity payments, the

First Symetra Focus Prospectus

29

Beneficiary must make this election within 60 days from our receipt of proof of death. Annuity payments must begin within one year from the date of death. Once annuity payments begin they cannot be changed.

Under a qualified contract, different death benefit elections may be available depending upon the retirement plan.

If your Beneficiary chooses a lump sum, then we value the death benefit as of the next close of the NYSE after we receive all required information and pay it within 7 days. If your Beneficiary chooses to make a series of withdrawals over time as provided in option 1 above, then your Beneficiary will pay all charges and expenses as described in the Charges and Expenses section of this prospectus, except surrender charges, so long as the death benefit remains invested in the contract. Your Beneficiary will also be subject to investment performance until the date the entire death benefit is paid out.

In some cases, a spouse who is entitled to receive a death benefit may have the option to continue the contract instead. If you entered into a civil union your rights to continue the contract may be limited under federal laws. See “Section 6 - Taxes” for more information. If this spouse is also the oldest joint Owner, the standard death benefit will apply on the death of this spouse. Otherwise, the death benefit on the death of your spouse will be the Contract Value.

If the age of the Annuitant or contract Owner has been misstated on the contract application, the amount of any death benefit payable shall be determined based upon the correct age of the Annuitant or contract Owner.

DEATH DURING THE ACCUMULATION PHASE

The death benefit during the Accumulation Phase is payable as follows:

•	surviving Owner; or if none, then

•	surviving primary Beneficiaries; or if none, then

•	surviving contingent Beneficiaries; or if none, then

•	estate of the last Owner to die.

If the Annuitant is not an Owner and the Annuitant dies before the Annuity Date, you must designate a new Annuitant. If no designation is made within 30 days after we are notified of the Annuitant’s death, you will become the Annuitant. If this contract is owned by a non-natural person (e.g., a corporation or trust), the death of the Annuitant will be treated as the death of the Owner.

DEATH DURING THE INCOME PHASE

If an Owner dies during the Income Phase, then any amounts paid after the Owner’s death will depend on which annuity option was selected. If an Owner dies while annuity payments are being paid, we will pay the remaining annuity payments, if any, in accordance with that option. If the Annuitant is not an Owner and dies after the Annuity Date, then we will continue paying any remaining annuity payments to the Payee designated by an Owner. The death benefit or remaining annuity payments will be distributed at least as rapidly as under the annuity option then in effect. See “Section 2—Annuity Payments” for more information.

The right to change the Payee for remaining annuity payments under another annuity option is determined as follows:

•	surviving Owner; or if none, then

•	surviving primary Beneficiary; or if none, then

•	surviving contingent Beneficiary; or if none, then

•	estate of the last Owner to die.

9. OTHER INFORMATION

FIRST SYMETRA

First Symetra National Life Insurance Company of New York is a stock life insurance company which was organized under the laws of the state of New York on April 23, 1987. First Symetra writes individual and group life, accident and health insurance and annuities. First Symetra is licensed to do business in the state of New York and is a wholly-owned subsidiary of Symetra Life Insurance Company. Symetra Life Insurance Company was incorporated as a stock life insurance company under Washington law on January 23, 1957 and was formerly named Safeco Life Insurance Company. On or about August 2, 2004, Symetra Financial Corporation, a financial services holding company, became the owner of Safeco Life Insurance Company. On September 1, 2004, Safeco Life Insurance Company changed its name to Symetra Life Insurance Company. Symetra Life Insurance Company is a wholly owned subsidiary of Symetra Financial Corporation.

SEPARATE ACCOUNT

We established First Symetra Separate Account S (formerly First Safeco Separate Account S) (“Separate Account”) under New York insurance law on February 2, 1995. The Separate Account holds the assets that underlie Contract Values invested in the Sub-accounts. The Separate Account was registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended on November 29, 1996.

Under New York law, the assets in the Separate Account are the property of First Symetra. However, assets in the Separate Account that are attributable to contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains and losses (realized and unrealized), resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of First Symetra. Promises we make in the contract are general corporate obligations of First Symetra and are not dependent on assets in the Separate Account.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the Separate Account. We will not make any such changes without receiving any necessary approval of the SEC and the Insurance

First Symetra Focus Prospectus

30

Superintendent of the state of New York. We will notify you of any changes in writing. These changes include, among others, the right to:

•	Transfer assets supporting the contracts from one Sub-account to another or from the Separate Account to another separate account;

•	Combine the Separate Account with other separate accounts, and/or create new separate accounts;

•	Deregister the Separate Account, or operate the Separate Account as a management investment company, or as any other form permitted by law;

•	Manage the Separate Account under the direction of a committee at any time;

•	Make any changes required by applicable law or regulation; and

•	Modify the provisions of the contract to reflect changes to the Sub-accounts and the Separate Account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretations of law. We reserve the right to make other structural and operational changes affecting the Separate Account.

DISTRIBUTION (PRINCIPAL UNDERWRITER)

The contracts are distributed by Symetra Securities, Inc. (“SSI”). They are sold by individuals who, in addition to being licensed to sell variable annuity contracts for First Symetra, are also registered representatives of broker-dealers who have a current sales agreement with SSI and First Symetra. SSI is an affiliate of First Symetra and is located at 777 108th Avenue NE, Suite 1200, Bellevue, Washington 98004. It is registered as a broker-dealer with the SEC under the Securities Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). No amounts are retained by SSI for acting as principal underwriter for First Symetra variable products.

Registered representatives who solicit sales of the contracts receive a portion of the commission payable to the broker-dealer firm, depending on the agreement between the broker-dealer and the registered representative. A broker-dealer firm or registered representative may receive different commissions for selling one annuity over another annuity and may favor one annuity provider over another due to different compensation rates. If you would like information about what your registered representative and his or her broker-dealer receives in connection with the purchase of your contract, please ask your registered representative.

Furthermore, we and SSI offer the contracts through our affiliated broker-dealer, Symetra Investment Services, Inc. (“SIS”). Because of this affiliation, SIS and its registered representatives may favor First Symetra products. We do not pay SIS different commissions from what we pay unaffiliated broker-dealers, but SIS may pay its registered representatives higher commission or bonuses for selling First Symetra products rather than another company’s annuity product.

We may also contract with SIS and unaffiliated firms to act as wholesalers for us and assist us in offering and selling our contracts to broker-dealers and their registered representatives. Wholesalers may also be called “independent marketing organizations” and provide training, marketing and other sales-related functions. Wholesalers may also provide administrative services to us in connection with the contracts. Some wholesalers may also directly sell the contracts. Wholesalers may be paid commissions and overrides.

We generally pay commissions as a percentage of Purchase Payments invested in the contract. At the option of the broker-dealer, we may pay lower compensation on Purchase Payments but pay a periodic asset-based commission beginning after the first Contract Year. The amount and timing of the commission may differ depending on the agreement between us and the broker-dealer but is not expected to be more than 6.0% of Purchase Payments. We may also pay additional commission if you choose to receive your Contract Value in the form of a fixed annuity option. We do not expect this commission to exceed 2.25% of the Contract Value applied to purchase a fixed annuity option. In addition, allowances, and bonuses may be paid to broker-dealers and/or other distributors of the contracts and we may also provide non-cash compensation in connection with the promotion of the contracts, including conferences and seminars, and items of small value, such as promotional gifts, meals or tickets to sporting or entertainment events. A bonus dependent upon persistency is one type of bonus that may be paid.

To the extent permitted by FINRA rules, promotional incentives or payments may also be provided to broker-dealers and wholesalers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. We may also make additional payments to broker-dealer firms in order to be included on their approved product lists or to be part of “preferred product” arrangements. You may contact us for the list of firms, if any, with which we may have such arrangements.

These additional incentives or payments are calculated in different ways and are not offered to all broker-dealer firms. They may be based on assets under management, purchase payments received, or other criteria. These additional incentives or payment could create an incentive for your registered representative, and the broker-dealer with which they are associated to recommend products that pay them more than others.

This contract does not assess a front-end sales charge. You indirectly pay for commissions and other sales expenses primarily, but not exclusively, through: the surrender charge and the mortality and expense risk charge. We may also pay for sales and distribution expenses out of any payments we or SSI

First Symetra Focus Prospectus

31

receive from the underlying Portfolios for providing administrative, distribution and other services to the Portfolios.

From time to time, we may pay organizations, associations and non-profit organizations fees to endorse or sponsor our variable annuity contracts. These organizations are compensated for their endorsement or sponsorship of our variable annuity contracts in various ways. Primarily, they receive a flat fee from us. We may also compensate these organizations by our funding of their programs, scholarships, events or awards.

AMENDMENTS TO THE CONTRACT

We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account or SSI is a party. In the ordinary course of business, First Symetra is engaged in various kinds of litigation, including class action and other lawsuits, or in arbitration. In some class action and other lawsuits involving insurance companies and other financial service providers, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time it appears that there are no pending or threatened lawsuits that are likely to have a material adverse effect on the Separate Account, on First Symetra’s ability to meet its obligations under the contract, or on SSI’s ability to perform under its principal underwriting agreement.

RIGHT TO SUSPEND ANNUITY PAYMENTS, TRANSFERS, OR WITHDRAWALS

We may be required to suspend or postpone payment of annuity payments, transfers, or withdrawals from the Sub-accounts for any period of time when:

•	the NYSE is closed (other than customary weekend or holiday closings);

•	trading on the NYSE is restricted;

•	an SEC declared emergency exists such that disposal of or determination of the value of the Sub-accounts is not reasonably practicable; or

•	the SEC, by order, so permits for your protection.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a Purchase Payment and/or “freeze” your contract. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under an annuity payment option. We may also be required to provide additional information about you or your contract to government regulators.

REDUCTION OF CHARGES OR ADDITIONAL AMOUNTS CREDITED

Under some circumstances we may expect to experience lower costs or higher revenues associated with issuing and administering certain contracts. For example, sales expenses are expected to be less when contracts are sold to a large group of individuals. In these situations, we may have lower administrative costs due to the ability to centralize communications with one large group rather than individualized communications. Thus administrative tasks, such as the processing forms and handling of Purchase Payments, withdrawals and surrenders may be administered more efficiently. Under such circumstances we may pass a portion of these anticipated savings on to you by reducing Owner transaction charges (including the surrender charge).

We may also take such action in connection with contracts sold to our officers, directors, and employees and their family members, employees of our affiliates and their family members, and registered representatives and employees of broker-dealers that have a current selling agreement with us. In each circumstance such actions will be reasonably related to the savings or revenues anticipated and will be applied in a non-discriminatory manner. These actions may be withdrawn or modified by us at any time.

WEBSITE INFORMATION

You can find more information about the First Symetra Focus Variable Annuity contract as well as other products and financial services offered by First Symetra National Life Insurance Company of New York on the Internet at http://www.symetra.com/ny. This website is frequently updated with new information and can help you locate a representative near you.

FINANCIAL STATEMENTS

The statutory-basis financial statements of First Symetra National Life Insurance Company of New York and the financial statements of First Symetra Separate Account S are included in the Statement of Additional Information.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information

Services

Purchase of Contracts

Reduction or Waivers of Charges

Underwriter

Additional Tax Information

Annuity Provisions

Financial Statements

First Symetra Focus Prospectus

32

(cut along dotted line)

If you would like a free copy of the Statement of Additional Information dated May 1, 2010, for this prospectus, please complete this form, detach and mail to:

First Symetra National Life Insurance Company of New York

PO Box 3882

Seattle, WA 98124-3882

Please send me a free copy of the Statement of Additional Information for the First Symetra Focus Variable Annuity at the following address:

Name:

Mailing Address:

First Symetra Focus Prospectus

33

APPENDIX A:

CALCULATION OF SURRENDER AND WITHDRAWAL CHARGES

EXAMPLE 1 - Surrender Charge Only

Assume you purchase a contract on January 4th with an initial Purchase Payment of $100,000 and allocate the full amount to Sub-account A. Sub-account A has a unit value at the close of business on January 4th of 10.000 so you have 10,000 units of Sub-account A. On July 1st of the same year, you request to withdraw $25,000.

AS OF JULY 1st

Number of Units Owned	=	10,000

Unit Value of Sub-account A	=	$20.00

Contract Value (# of Units multiplied by Unit Value)	=	$200,000

10% free withdrawal amount	=	$20,000

For your requested withdrawal amount of $25,000, you will receive $20,000 (10% of Contract Value) without a surrender charge. The remaining $5,000 will be assessed a surrender charge of 7% because the Purchase Payment has been invested in the contract for less than one year.

$5,000 times 7%	=	$350.00

$5,000 -$350.00	=	$4,650.00

After the surrender charge is deducted you will receive a payment of $24,650.00 but a total of $25,000.00 will be removed from your Contract Value. After the withdrawal, your units will have been reduced by 1,250 units and you will own 8,750 units in Sub-account A.

Amount of Withdrawal divided by Unit Value
($25,000.00 divided by $20.00)	=	1,250 Units

# of Units Owned Prior to Withdrawal minus the # of Units Reduced by the Withdrawal
(10,000 minus 1,250)	=	8,750 Units

EXAMPLE 2: Surrender Charge and Withdrawal Charge

Assume that on December 1st of the same year, you request a withdrawal of $20,000. You own 8,750 units of Sub-account A and the value of the Sub-account as of December 1st is $15.00.

Contract Value (# of Units multiplied by Unit Value)	=	$131,250

10% free withdrawal amount of current Contract Value plus the previous withdrawals
($131,250 + $25,000 = $156,250)	=	$15,625

Previously Requested Withdrawal Amount	=	$25,000

Because the surrender charge was waived on the first 10% of Contract Value withdrawn during the Contact Year (the July 1st withdrawal of $25,000), the waived charge is not available for this withdrawal. The applicable surrender charge is equal to:

7% of $20,000	=	$1,400.00

Since this is the second withdrawal during the contract year, a $25.00 withdrawal charge also applies. You receive a payment of $18,575 but $20,000 will be withdrawn from the contract to include the surrender charge ($1,400.00) and withdrawal charge ($25.00). After the withdrawal, your units in Sub-account A are reduced by 1,333.333 units and you will own 7,416.677 units in Sub-account A.

Amount of Withdrawal divided by Unit Value
($20,000 divided by $15.00)	=	1,333.333 Units

# of Units Owned Prior to Withdrawal minus the # of Units Reduced by the Withdrawal
(8,750 minus 1,333.333)	=	7,416.667 Units

Remaining Contract Value (Units multiplied by Unit Value)	=	$111,250

First Symetra Focus Prospectus

A-1

APPENDIX B:

ACCUMULATION UNIT HISTORY

As of December 31, 2009, there was no Accumulation Unit value history.

First Symetra Focus Prospectus

B-1

FIRST SYMETRA FOCUS VARIABLE ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

issued by

FIRST SYMETRA SEPARATE ACCOUNT S

and

FIRST SYMETRA NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for the Individual Flexible Premium Deferred Variable Annuity Contract.

The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the prospectus, call 1-800-796-3872 or write to First Symetra National Life Insurance Company of New York Retirement Services Department, P.O. Box 3882, Seattle, Washington 98124-3882.

This SAI and the prospectus are both dated May 1, 2010.

GENERAL INFORMATION

Terms and phrases used in this SAI have the meaning given to them in the prospectus.

First Symetra National Life Insurance Company of New York (“First Symetra”, “we”, and “us”), is a wholly-owned subsidiary of Symetra Life Insurance Company which engages primarily in insurance and financial services businesses. First Symetra National Life Insurance Company of New York was incorporated as a stock life insurance company under New York state law on April 23, 1987 under the name First Safeco National Life Insurance Company of New York. On September 1, 2004, First Safeco National Life Insurance Company of New York changed its name to First Symetra National Life Insurance Company of New York.

We established First Symetra Separate Account S (“the Separate Account”) to hold assets that underlie contract values invested in different variable annuity contracts. The Separate Account meets the definition of “separate account” under New York state law and under the federal securities laws. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. We maintain records of all Separate Account purchases and redemptions of the shares of the Sub-accounts.

Accumulation Units and variable annuity payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it. Since the Separate Account is always fully invested in the shares of the Sub-accounts, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions. The contract Owner bears the entire investment risk. There can be no assurance that the aggregate value in the contract and amount of variable annuity payments will equal or exceed the Purchase Payments made under a contract.

SERVICES

Experts

The statutory-basis financial statements and schedules of First Symetra National Life Insurance Company of New York as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of First Symetra Separate Account S as of December 31, 2009, and for each of the two years in the period ended December 31, 2009, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Independent Registered Public Accounting Firm

The principal business address of Ernst & Young LLP is 999 Third Avenue, Suite 3500, Seattle, WA 98104-4086.

PURCHASE OF CONTRACTS

The contracts will be sold by licensed insurance agents in states where the contracts may be lawfully sold. The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of Financial Industry Regulatory Authority (“FINRA”).

REDUCTION OR WAIVERS OF CHARGES

Under some circumstances we may expect to experience lower costs or higher revenues associated with issuing and administering certain contracts. For example, sales expenses are expected to be less when contracts are sold to a large group of individuals because we may have lower administrative costs due to the ability to centralize communications with one large group rather than individualized communications. Thus administrative tasks, such as the processing of

2

forms and handling of Purchase Payments, withdrawals and surrenders may be administered more efficiently. In these situations, the amount of the surrender charge on the contracts may be reduced or eliminated.

Any reduction of the surrender charge will be determined by us after examination of all the relevant factors such as:

•	The size and type of group to which sales are to be made;

•	The total amount of Purchase Payments to be received;

•	Any prior or existing relationship with us; and

•	Other circumstances which would reduce our sales and other expenses.

If, after consideration of the foregoing factors, we determine that there will be a reduction in sales expenses, First Symetra may provide for a reduction or elimination of the surrender charge.

The surrender charge may be eliminated when the contracts are issued to an officer, director or employee of First Symetra. In no event will reductions or elimination of the surrender charge be permitted where reductions or elimination will be unfairly discriminatory to any person.

UNDERWRITER

Symetra Securities, Inc. (“SSI”), an affiliate of First Symetra, acts as the principal underwriter for the contracts pursuant to an underwriter’s agreement with us. SSI is located at 777 108th Avenue NE, Suite 1200, Bellevue, WA 98004. The contracts issued by the Separate Account are offered on a continuous basis. For the years ended December 31, 2009, 2008, and 2007, SSI received $550.00, $558.75, and $528.00 in commissions for the distribution of all annuity contracts funded through the Separate Account. SSI does not retain any portion of the commissions.

ADDITIONAL TAX INFORMATION

Note

The following description is based upon First Symetra’s understanding of current federal income tax law applicable to annuities in general. Tax laws are complex and subject to change. We cannot predict the probability that any changes in the interpretation of the laws, or the laws themselves, will occur. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described in this SAI or the prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

General

Section 72 of the Internal Revenue Code of 1986, as amended, (“the Code”) governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment, a withdrawal, or as annuity payments under the option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is generally taxed on the portion of the payment that exceeds the cost basis in the contract. For a partial withdrawal payment, the recipient is taxed as if earnings are withdrawn first before the cost basis of the contract is withdrawn. The cost basis is generally the amount of non-deductible purchase payments which for qualified contracts may be zero. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. The exclusion amount for payments based on a fixed annuity is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amounts equals the investment in the contract) are generally fully taxable. For certain types of retirement plans there may be no cost basis in the contract within the meaning of Section 72 of the Code resulting in the annuity payments being fully includable in taxable income. Owners, Payees and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

3

Any death benefits paid under the contract are generally taxable to the Beneficiary. The rules governing the taxation of distributions from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

First Symetra is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from First Symetra and its operations form a part of First Symetra.

Non-Qualified Annuity Contracts

Individuals may purchase non-qualified annuity contracts without any Purchase Payment limits imposed under the Code. The Purchase Payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until withdrawn. If the Contract Value exceeds the aggregate Purchase Payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includable in gross income.

Under Section 72(u) of the Code, the earnings on Purchase Payments for the contracts will be taxed currently to the owner if the owner is not a natural person, e.g., a corporation or certain other entities. Such contracts will generally not be treated as annuities for federal income tax purposes. This treatment is not applied to contracts held by certain trusts or other entities as an agent for a natural person or to hold qualified retirement plan assets. Purchasers who are not natural persons should consult their own tax counsel or other tax adviser before purchasing a contract.

Under the Code, if two or more non-qualified annuity contracts are purchased from the same company within the same calendar year, they are treated as one annuity contract for purposes of determining the tax consequences of any distribution. As a result, withdrawals from any of such contracts will be taxed based upon the income in all of the contracts aggregated in the same calendar year. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. For purposes of the aggregation rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. You should consult a tax adviser prior to purchasing more than one annuity in any calendar year.

Tax Treatment of Withdrawals – Non-Qualified Annuity Contracts

In addition to ordinary income tax, withdrawals from the contract may be subject to a ten percent (10%) penalty applied to the income portion of any premature withdrawals. The penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; or (e) which are allocable to Purchase Payments made prior to August 14, 1982. With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

Qualified Contracts

1.

The following describes contracts offered to individual contract owners in order to allow individuals to accumulate savings for retirement. If your contract is issued as an Individual Retirement Annuity (“IRA”) or Roth Individual Retirement Annuity (“Roth IRA”), then we will issue the contract with language intended to qualify the contract as an IRA or Roth IRA. We will also provide the necessary administrative procedures to administer the IRAs and Roth IRAs in accordance with IRS requirements governing the sponsors of IRAs and Roth IRAs subject to the accuracy and completeness of the information you provide us. For SEP IRAs and SIMPLE IRAs, certain IRS requirements and administrative procedures will be provided by your employer, and your contract may be subject to the terms of the SEP IRA or SIMPLE IRA plan. Contracts issued in connection with SEP IRAs and SIMPLE IRAs may include special provisions that may restrict or modify the contract provisions

4

and administrative services in the prospectus. There are generally maximum amounts that can be contributed each year to IRAs. IRA owners age 50 or older may be able to make additional “catch-up” Purchase Payments each year. If contributions are being made under a SEP or SIMPLE IRA, additional amounts may be contributed as permitted by the Code and the terms of the employer’s plan. Generally, rollovers and direct transfers will not be subject to such limitations. Purchase Payments (except for rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

a.	Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional IRA. Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See IRS Publication 590 for additional details. Traditional IRAs include the SEP IRA and SIMPLE IRA. An employer can establish a SEP IRA or SIMPLE IRA for its employees. Under an employer’s SEP IRA or SIMPLE IRA, contributions for each eligible employee can be made under a contract issued as an IRA. Under certain conditions, distributions from other IRAs and other retirement plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.	Roth Individual Retirement Annuities

Section 408A of the Code permits eligible individuals to make nondeductible contributions to Roth IRAs. Section 408A includes limits on how much you may contribute to a Roth IRA and when distributions may commence. Qualified distributions from Roth IRAs are excluded from taxable gross income. “Qualified distributions” are distributions which (a) are made more than five years after the taxable year of the first contribution to a Roth IRA, and (b) meet any of the following conditions; (1) the annuity owner has reached age 59 1/2; (2) the distribution is paid to a beneficiary after the owner’s death; (3) the annuity owner is disabled; or (4) the distribution will be used for a first time home purchase. (Qualified distributions for first time home purchases may not exceed $10,000.) Non-qualified distributions are includable in taxable gross income only to the extent that they exceed the contributions made to the Roth IRA. The taxable portion of a non-qualified distribution may be subject to the 10% penalty tax.

You may convert a traditional IRA to a Roth IRA. You will be required to include the taxable portion of the conversion in your taxable gross income, but you will not be required to pay the 10% penalty tax. A special rule permits taxation of Roth IRA conversions made during the 2010 tax year to be split between 2011 and 2012. You may wish to consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

2.	The following describes contracts offered to participants of employer-sponsored retirement plans. Owners, annuitants and beneficiaries are cautioned that benefits under a retirement plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into First Symetra’s administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contract comply with applicable law. Contracts issued in connection with retirement plans include special provisions that may restrict or modify the contract provisions and administrative services described in the prospectus. Generally, contracts issued pursuant to retirement plans are not transferable except upon surrender or annuitization. The tax rules regarding retirement plans are very complex and will have differing applications depending on individual facts and circumstances.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil

5

Rights Act of 1964, vary between men and women. The contracts sold by First Symetra in connection with retirement plans will utilize annuity purchase rate tables which do not differentiate on the basis of sex. Such annuity purchase rate tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.	Tax Sheltered Annuities

Section 403(b) of the Code permits the purchase of “Tax Sheltered Annuities” (“TSA”) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includable in the gross income of the employees until the employees receive distributions from the contracts. The amount of contributions to the TSA is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See “Tax Treatment of Withdrawals - Qualified Contracts” below.) Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or partial withdrawals you request from a 403(b) contract comply with applicable tax requirements before we process your request. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.	Roth TSAs

Section 402A of the Code permits an employee to designate their contributions to their TSAs as Roth TSA contributions if Roth TSA contributions are permitted by the employer. Many of the federal rules pertaining to Roth TSAs have not yet been finalized. The IRS has not issued guidance regarding issues that may arise with respect to allocation of contract income, expenses, gains and losses. It has also not issued guidance with regards to the allocation of certain charges for guarantees under annuity contracts. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Roth TSA. Roth TSA contributions are includable in gross income and are subject to the TSA limits discussed above. Qualified distributions from Roth TSAs are excluded from taxable gross income. “Qualified distributions” are distributions which (a) are made more than five years after the taxable year for which the employee first designated a contribution as a Roth TSA contribution, and (b) meet any of the following conditions: (1) the annuity owner has reached age 59 1/2; (2) the distribution is paid to a beneficiary after the owner’s death; or (3) the annuity owner is disabled. Non-qualified distributions are includable in taxable gross income only to the extent that they exceed the contributions made to the Roth TSA. The taxable portion of a non-qualified distribution may be subject to the 10% penalty tax.

c.	Deferred Compensation Plans (457 Plans)

Section 457 of the Code permits governmental and certain other tax exempt employers to establish deferred compensation plans for the benefit of their employees. The Code establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includable in the employees’ gross income until distributed from the plan. Generally, because contributions are on a before-tax basis, withdrawals are subject to income tax. Your employer may allow loans under governmental Section 457 plans. Special rules apply to deferred compensation plans. Owners should consult their own tax counsel or other tax adviser regarding any distributions.

Tax Treatment of Withdrawals - Qualified Contracts

In addition to ordinary income tax, Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from certain retirement plans, including contracts issued and qualified under Code Sections 403(b) (Tax Sheltered Annuities and Roth Tax Sheltered annuities), 408 (Individual Retirement Annuities), and 408A (Roth Individual Retirement Annuities). To the extent amounts are not includable in gross income because they have been rolled over to an IRA or to another eligible plan, no tax penalty will be imposed.

6

The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner reaches age 59 1/2 ; (b) distributions following the death or disability of the owner (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of such owner and his or her designated beneficiary; (d) distributions made to the owner who has separated from service after he or she has attained age 55; (e) distributions made to the owner to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to qualified domestic relations order; (g) distributions made to pay health insurance premiums for an unemployed owner; (h) distributions made to pay qualified higher education expenses; (i) distributions made to an owner for first home purchases; (j) distributions due to an IRS levy; (k) “qualified reservist distributions”, as defined by the Code; and (l) distributions to qualified public safety employees from a governmental defined benefit plan after attaining age 50 and separating from service. The exceptions stated in (d), and (f) above do not apply in the case of an IRA or Roth IRA. The exception stated in (c) above applies to an IRA and Roth IRA without the requirement that there be a separation from service. The exceptions stated in (g), (h), and (i) above do not apply in the case of a TSA or Roth TSA.

Generally, distributions from a retirement plan must commence no later than April 1st of the calendar year, following the year in which the employee attains age 70 1/2. Distributions from a TSA or Deferred Compensation Plan may, however, be deferred until actual retirement, if later. Such distributions (including distributions from Roth TSAs) must include the present value of any optional benefits you have purchased under the contract and must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. Generally, if you die before required minimum distributions have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death. If your spouse is your beneficiary and your contract permits, your spouse may delay the start of required minimum distribution until December 31 of the year in which you would have reached age 70 1/2. Or, if your spouse is your sole beneficiary and the contract is an IRA, then he or she may elect to rollover the death proceeds into his or her own IRA (or a Roth IRA and pay tax on the taxable portion of the death proceeds) and treat the IRA (or Roth IRA) as his or her own. Your spouse may also be able to rollover the death proceeds into the spouse’s eligible retirement plan. Your plan may also offer non-spouse rollovers beginning in 2010. Contact your retirement plan for details.

Non-spouse beneficiary may be able to rollover death proceeds to inherited IRAs. If you die after required distributions have begun, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code.

Roth IRAs are not subject to the required minimum distribution rule. Distributions from a Roth IRA may be deferred until the death of the owner.

A special rule permits taxation of Roth IRA conversions made during the 2010 tax year to be split between 2011 and 2012. You may wish to consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Tax Sheltered Annuities - Withdrawal Limitations

The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the owner: (1) attains age 59 1/2; (2) separates from service; (3) dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code); (4) experiences a hardship; (5) is divorced and the distribution is permitted under a Qualified Domestic Relations Order or (6) is a member of the National Guard or Reserves, is called to active duty and requests a qualified reservist distribution. Withdrawals for hardship are restricted to the portion of the Owner’s Contract Value which represents contributions made by the owner and do not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or transfers between certain retirement plans.

7

In addition, for contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to withdrawal limitations specified in the employer’s section 403(b) plan document.

Owners should consult their own tax counsel or other tax adviser regarding any distributions.

Income Tax Withholding

All distributions or any portion(s) thereof which are includable in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Special withholding rules apply to United States citizens residing outside the United States and to non-resident aliens.

Certain distributions from retirement plans qualified under Section 403(b) or from governmental retirement plans qualified under Section 457, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: (a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary; (b) distributions for a specified period of 10 years or more; (c) distributions which are required minimum distributions; (d) the portion of distributions not includable in gross income (i.e. returns of after-tax contributions); (e) hardship distributions; or (f) corrective distributions. You should consult your own tax counsel or other tax adviser regarding income tax withholding.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contracts meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury Department has issued Regulations (Treas. Reg. 1.817-5), which establish diversification requirements for the portfolios underlying variable contracts such as those described in the prospectus. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

First Symetra intends that all Sub-accounts underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which owner control of the investments of the Separate Account will cause the contract Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the contract. If the contract Owner is deemed to have “investor control” over the underlying portfolios, then the contract Owner could be taxed currently on income and gains under the contract.

8

The application of the investor control doctrine is subject to some uncertainty. The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the contract owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as your ability to transfer among Sub-accounts or the number and type of Sub-accounts available, would cause you to be considered the owner of the assets of the separate account resulting in the imposition of federal income tax with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In addition, in 2003 the IRS issued Revenue Ruling 2003-91 that indicates that if the number of underlying sub-accounts does not exceed 20, then the number of sub-accounts alone would not cause the contract owner to have investment control of the sub-account assets. The IRS also indicated that exceeding 20 investment options may be a factor, along with other factors, when determining whether a variable contract owner has investor control over the underlying contract assets. The revenue ruling did not indicate the number of investment options, or sub-accounts, if any, that would cause the contract owner to have investor control over the sub-account assets.

We believe that the design of our contracts and the relationship between our contracts and the Portfolios is such that the investor control doctrine should not apply. In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the contract owner being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, First Symetra reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

ANNUITY PROVISIONS

Annuity Unit Value

The value of an Annuity Unit for each Sub-account on any date varies to reflect the investment experience of the Sub-account, the assumed investment return of 4% on which the applicable Variable Annuity Purchase Rate Table is based, and the deduction for charges assessed and imposed by First Symetra, including a mortality and expense risk charge, asset related administration charge, and, if applicable, a charge for premium taxes.

For any valuation period the value of an Annuity Unit is determined by multiplying the value of an Annuity Unit for each Sub-account, as of the immediately preceding valuation period by the Net Investment Factor(s) for the valuation period for which the value is being calculated, and dividing the result by the Assumed Investment Factor to adjust for the assumed investment return of 4% used in calculating the applicable Variable Annuity Purchase Rate Table.

The Net Investment Factor is a number that represents the change in the Accumulation Unit value of a Sub-account on successive days when the NYSE is open for regular trading. The Net Investment Factor for any Sub-account for any valuation day is determined by taking the Accumulation Unit value of the Sub-account as of the current valuation day, and dividing it by the Accumulation Unit value for the preceding day. The Net Investment Factor will likely be different from the Assumed Investment Factor, and therefore the Annuity Unit value will usually increase or decrease.

The Assumed Investment Factor for a one day valuation period is 1.00010746. This factor neutralizes the assumed investment return of 4% in the Variable Annuity Purchase Rate Table in the contract.

Variable Annuity Payments

The amount of the first annuity payment is based on the annuity option selected, the annuity purchase rate, the age and sex of the Annuitant, the investment performance of the Sub-accounts you selected, and the Annuity Date. The amount of the first payment is the sum of the payments from each Sub-account. We use the Variable Annuity Purchase Rate Table to determine the variable annuity payment based on the value of each Sub-account. We determine the value (after deduction for premium taxes, if applicable) on the 15th day of the preceding month. The Variable Annuity Purchase Rate Table is contained in the contract and is guaranteed for the duration of the contract.

9

The number of Annuity Units attributed to a Sub-account is the amount of the first annuity payment attributable to that Sub-account divided by the value of the applicable Annuity Unit for that Sub-account. This determination is made as of the 15th day of the month preceding the Annuity Date. The number of Annuity Units attributed to the variable annuity payment each month remains constant unless the owner changes Sub-account elections. The value of an Annuity Unit will usually increase or decrease from one month to the next.

The dollar amount of each variable annuity payment is the sum of the payments from each Sub-account, which are determined by multiplying the number of Annuity Units credited for that Sub-account by the Annuity Unit value of that Sub-account as of the 15th day of the month preceding the annuity payment. If the NYSE is closed on that date, the calculation will be made on the next Business Day. If premium taxes are required by state law, these taxes will be deducted before they annuity payment is calculated.

To illustrate the manner in which variable annuity payments are determined we have provided the following example. Item (4) in the example shows the applicable monthly payment rate (which varies depending on the Variable Annuity Purchase Rate Table used in the contract) for an annuitant with an adjusted age 63, where an owner has elected a variable life annuity with a guaranteed period of 10 years with the assumed investment return of 4%. (The “Life Annuity with Guaranteed Period” option is described in the prospectus).

(1)	Assumed number of Accumulation Units in a Sub-account on maturity date	25,000
(2)	Assumed value of an Accumulation Unit in a Sub-account at maturity	$12.50
(3)	Cash value of contract at maturity, (1) x (2)	$312,500
(4)	Consideration required to purchase $1 of monthly annuity from Variable Annuity Purchase Rate Table	$200.20
(5)	Amount of first payment from a Sub-account, (3) divided by (4)	$1,560.94
(6)	Assumed value of Annuity Unit in a Sub-account at maturity	$13.00
(7)	Number of Annuity Units attributed to a Sub-account, (5) divided by (6)	120.072

The $312,500 value at maturity provides a first payment from the Sub-account of $1,560.94, and payments thereafter of the varying dollar value of 120.072 Annuity Units. The amount of subsequent payments from the Sub-account is determined by multiplying 120.072 units by the value of an Annuity Unit in the Sub-account on the applicable valuation date. For example, if that unit value is $13.25, the monthly payment from the Sub-account will be 120.072 multiplied by $13.25, or $1,590.95.

However, the value of the Annuity Unit depends on the investment experience of the Sub-account. Thus in the example above, if the Net Investment Factor for the following month was less than the assumed investment return of 4%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $12.75 the succeeding monthly payment would then be 120.072 x $12.75, or $1,530.92.

For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in one Sub-account. If there are Annuity Units in two or more Sub-accounts, the annuity payment from each Sub-account is calculated seprately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Sub-accounts.

Fixed Annuity Payments

The amount of fixed annuity payments under a life annuity remains constant and is determined by applying the value of the contract used to purchase fixed annuity payments, after deduction for premium taxes, if applicable, to the Fixed Annuity Purchase Rate Table contained in the contract. First Symetra may substitute more favorable payment rates for the rates in the Fixed Annuity Purchase Rate Table on a non-discriminatory basis.

10

FINANCIAL STATEMENTS

The statutory-basis financial statements and schedules of First Symetra National Life Insurance Company of New York included herein should be considered only as bearing upon the ability of First Symetra to meet its obligations under the contract. They should not be considered as bearing upon the investment experience of the Separate Account or its Sub-accounts.

11

First Symetra Separate Account S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of First Symetra National Life Insurance Company
of New York and Participants of First Symetra Separate Account S

We have audited the accompanying statements of assets and liabilities of First Symetra Separate Account S (comprising, respectively, the American Century Balanced, American Century International, DWS Small Cap Index A Share, Fidelity Index 500, Fidelity Money Market, Federated Capital Income, Federated High Income Bond, Federated International Equity, Ibbotson Aggressive Growth Class I, Ibbotson Balanced Class I, Ibbotson Conservative Class I, Ibbotson Growth Class I, Ibbotson Income and Growth Class I, ING Global Resources, ING JP Morgan Emerging Markets Equity I, Pioneer Fund VCT Class I, Pioneer Growth Opportunities VCT Class I, Pioneer Mid-Cap Value VCT Class I, Pioneer Money Market VCT Class I, Pioneer Small-Cap Value VCT Class I, Vanguard Balanced, Vanguard High Yield Bond, Vanguard International, Vanguard Mid-Cap Index, Vanguard REIT Index, Vanguard Total Bond Market Index, and Vanguard Total Stock Market Index sub-accounts) ("the Separate Account") as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting First Symetra Separate Account S at December 31, 2009, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young, LLP

Seattle, Washington
April 29, 2010

1

First Symetra Separate Account S

Statements of Assets and Liabilities

As of December 31, 2009

	Sub-Accounts
	AMERICAN CENTURY BALANCED	AMERICAN CENTURY INTERNATIONAL	FEDERATED CAPITAL INCOME	FEDERATED HIGH INCOME BOND	FEDERATED INTERNATIONAL EQUITY
ASSETS:
Investments in Underlying
Investments, at Cost	$48,110	$1,823	$12,179	$5,361	$3,840
Shares Owned	6,646	216	1,047	715	280
Investments, at Fair Value	$38,214	$1,671	$9,077	$4,769	$3,850
Total Assets	38,214	1,671	9,077	4,769	3,850
LIABILITIES:
Total Liabilities	-	-	-	-	-
NET ASSETS	$38,214	$1,671	$9,077	$4,769	$3,850
Spinnaker
Net Assets	$9,762	$1,671	$3,642	$4,769	$3,850
Accumulation Units Outstanding	813	172	238	262	237
Accumulation Unit Value	$12.001	$9.596	$15.336	$18.244	$16.288
Spinnaker Plus
Net Assets	$28,452	$-	$5,435	$-	$-
Accumulation Units Outstanding	2,560	-	348	-	-
Accumulation Unit Value	$11.103	$-	$15.626	$-	$-
	Sub-Accounts
	ING GLOBAL RESOURCES	ING JP MORGAN EMERGING MARKETS EQUITY I	PIONEER FUND VCT CLASS I	PIONEER GROWTH OPPORTUNITIES VCT CLASS I	PIONEER MID-CAP VALUE VCT CLASS I
ASSETS:
Investments in Underlying
Investments, at Cost	$4,033	$3,866	$41,530	$48,264	$5,778
Shares Owned	197	220	1,844	2,185	405
Investments, at Fair Value	$3,502	$4,481	$36,164	$41,810	$5,863
Total Assets	3,502	4,481	36,164	41,810	5,863
LIABILITIES:
Total Liabilities	-	-	-	-	-
NET ASSETS	$3,502	$4,481	$36,164	$41,810	$5,863
Spinnaker
Net Assets	$3,502	$4,481	$20,270	$41,810	$5,863
Accumulation Units Outstanding	114	194	418	974	275
Accumulation Unit Value	$31.129	$23.172	$48.485	$42.928	$21.423
Spinnaker Plus
Net Assets	$-	$-	$15,894	$-	$-
Accumulation Units Outstanding	-	-	320	-	-
Accumulation Unit Value	$-	$-	$49.691	$-	$-

SEE NOTES TO FINANCIAL STATEMENTS
2

First Symetra Separate Account S

Statements of Assets and Liabilities

As of December 31, 2009

Sub-Accounts
PIONEER MONEY MARKET VCT CLASS I
ASSETS:
Investments in Underlying
Investments, at Cost	$6,541
Shares Owned	6,541
Investments, at Fair Value	$6,541
Total Assets	6,541
LIABILITIES:
Total Liabilities	-
NET ASSETS	$6,541
Spinnaker
Net Assets	$378
Accumulation Units Outstanding	19
Accumulation Unit Value	$19.677
Spinnaker Plus
Net Assets	$6,163
Accumulation Units Outstanding	324
Accumulation Unit Value	$19.041

SEE NOTES TO FINANCIAL STATEMENTS
3

First Symetra Separate Account S

Statements of Operations

Year Ended December 31, 2009

	Sub-Accounts
	AMERICAN CENTURY BALANCED	AMERICAN CENTURY INTERNATIONAL	FEDERATED CAPITAL INCOME	FEDERATED HIGH INCOME BOND	FEDERATED INTERNATIONAL EQUITY
Investment Income
Dividend Income	$1,928	$36	$505	$565	$69
Mortality and Expense Risk Charge	(456)	(21)	(104)	(61)	(34)
Asset-Related Administration Charge	(15)	(3)	(5)	(7)	(4)
Net Investment Income (Loss)	1,457	12	396	497	31
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	(1,311)	(64)	(273)	(726)	(85)
Realized Capital Gain Distributions Received	-	-	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	4,814	557	1,858	2,231	1,071
Net Gain (Loss) on Investments	3,503	493	1,585	1,505	986
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,960	$505	$1,981	$2,002	$1,017
	Sub-Accounts
	ING GLOBAL RESOURCES	ING JP MORGAN EMERGING MARKETS EQUITY I	PIONEER FUND VCT CLASS I	PIONEER GROWTH OPPORTUNITIES VCT CLASS I	PIONEER MID-CAP VALUE VCT CLASS I
Investment Income
Dividend Income	$10	$52	$574	$-	$83
Mortality and Expense Risk Charge	(38)	(39)	(394)	(417)	(59)
Asset-Related Administration Charge	(4)	(5)	(26)	(50)	(7)
Net Investment Income (Loss)	(32)	8	154	(467)	17
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	64	(16)	(826)	(1,177)	(397)
Realized Capital Gain Distributions Received	-	-	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	941	1,665	7,848	13,865	1,739
Net Gain (Loss) on Investments	1,005	1,649	7,022	12,688	1,342
Net Increase (Decrease) in Net Assets Resulting from Operations	$973	$1,657	$7,176	$12,221	$1,359

1  Reference Note 1 for current year name changes, reorganizations and commencement dates.

SEE NOTES TO FINANCIAL STATEMENTS
4

First Symetra Separate Account S

Statements of Operations

Year Ended December 31, 2009

	Sub-Accounts
	PIONEER MONEY MARKET VCT CLASS I	PIONEER SMALL-CAP VALUE VCT CLASS I1
Investment Income
Dividend Income	$10	$6
Mortality and Expense Risk Charge	(80)	(5)
Asset-Related Administration Charge	-	(1)
Net Investment Income (Loss)	(70)	-
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	-	(2,157)
Realized Capital Gain Distributions Received	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	1,918
Net Gain (Loss) on Investments	-	(239)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(70)	$(239)

1  Reference Note 1 for current year name changes, reorganizations and commencement dates.

SEE NOTES TO FINANCIAL STATEMENTS
5

First Symetra Separate Account S

Statements of Changes in Net Assets

Years Ended December 31, 2008 and 2009

	Sub-Accounts
	AMERICAN CENTURY BALANCED	AMERICAN CENTURY INTERNATIONAL	FEDERATED CAPITAL INCOME	FEDERATED HIGH INCOME BOND	FEDERATED INTERNATIONAL EQUITY
Net Assets at January 1, 2008	$49,605	$3,540	$9,983	$6,741	$2,070
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	573	(16)	400	512	(18)
Realized Gains (Losses)	2,097	180	(323)	(746)	(44)
Net Change in Unrealized Appreciation (Depreciation)	(13,141)	(1,760)	(2,213)	(1,633)	(1,173)
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,471)	(1,596)	(2,136)	(1,867)	(1,235)
Contract Transactions
Contract Purchase Payments and Transfers In
Spinnaker	-	-	-	-	1,133
Spinnaker Plus	-	-	-	-	-
Contract Terminations, Transfers Out
Spinnaker	(1,463)	(304)	(356)	(704)	(50)
Spinnaker Plus	(1,338)	-	-	-	-
Contract Maintenance Charges
Spinnaker	(60)	-	-	(30)	(30)
Spinnaker Plus	-	-	-	-	-
Increase (Decrease) from Contract Transactions	(2,861)	(304)	(356)	(734)	1,053
Total Increase (Decrease) in Net Assets	(13,332)	(1,900)	(2,492)	(2,601)	(182)
Net Assets at December 31, 2008	36,273	1,640	7,491	4,140	1,888
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	1,457	12	396	497	31
Realized Gains (Losses)	(1,311)	(64)	(273)	(726)	(85)
Net Change in Unrealized Appreciation (Depreciation)	4,814	557	1,858	2,231	1,071
Net Increase (Decrease) in Net Assets Resulting from Operations	4,960	505	1,981	2,002	1,017
Contract Transactions
Contract Purchase Payments and Transfers In
Spinnaker	-	-	-	-	999
Spinnaker Plus	-	-	-	-	-
Contract Terminations, Transfers Out
Spinnaker	(1,666)	(474)	(395)	(1,343)	(54)
Spinnaker Plus	(1,292)	-	-	-	-
Contract Maintenance Charges
Spinnaker	(61)	-	-	(30)	-
Spinnaker Plus	-	-	-	-	-
Increase (Decrease) from Contract Transactions	(3,019)	(474)	(395)	(1,373)	945
Total Increase (Decrease) in Net Assets	1,941	31	1,586	629	1,962
Net Assets at December 31, 2009	$38,214	$1,671	$9,077	$4,769	$3,850

1  Reference Note 1 for current year name changes, reorganizations and commencement dates.

SEE NOTES TO FINANCIAL STATEMENTS
6

First Symetra Separate Account S

Statements of Changes in Net Assets

Years Ended December 31, 2008 and 2009

	Sub-Accounts
	ING GLOBAL RESOURCES	ING JP MORGAN EMERGING MARKETS EQUITY I	PIONEER FUND VCT CLASS I	PIONEER GROWTH OPPORTUNITIES VCT CLASS I	PIONEER MID-CAP VALUE VCT CLASS I
Net Assets at January 1, 2008	$4,209	$2,304	$47,482	$39,838	$3,431
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	9	30	206	(477)	(7)
Realized Gains (Losses)	662	166	904	3,082	115
Net Change in Unrealized Appreciation (Depreciation)	(2,569)	(1,701)	(17,961)	(17,625)	(1,497)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,898)	(1,505)	(16,851)	(15,020)	(1,389)
Contract Transactions
Contract Purchase Payments and Transfers In
Spinnaker	566	1,131	1,692	3,403	1,131
Spinnaker Plus	-	-	-	-	-
Contract Terminations, Transfers Out
Spinnaker	(320)	(50)	(1,459)	(310)	(223)
Spinnaker Plus	-	-	(904)	-	-
Contract Maintenance Charges
Spinnaker	(30)	-	-	(30)	-
Spinnaker Plus	-	-	-	-	-
Increase (Decrease) from Contract Transactions	216	1,081	(671)	3,063	908
Total Increase (Decrease) in Net Assets	(1,682)	(424)	(17,522)	(11,957)	(481)
Net Assets at December 31, 2008	2,527	1,880	29,960	27,881	2,950
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(32)	8	154	(467)	17
Realized Gains (Losses)	64	(16)	(826)	(1,177)	(397)
Net Change in Unrealized Appreciation (Depreciation)	941	1,665	7,848	13,865	1,739
Net Increase (Decrease) in Net Assets Resulting from Operations	973	1,657	7,176	12,221	1,359
Contract Transactions
Contract Purchase Payments and Transfers In
Spinnaker	498	998	1,498	3,001	2,258
Spinnaker Plus	-	-	-	-	-
Contract Terminations, Transfers Out
Spinnaker	(496)	(54)	(1,542)	(1,263)	(704)
Spinnaker Plus	-	-	(928)	-	-
Contract Maintenance Charges
Spinnaker	-	-	-	(30)	-
Spinnaker Plus	-	-	-	-	-
Increase (Decrease) from Contract Transactions	2	944	(972)	1,708	1,554
Total Increase (Decrease) in Net Assets	975	2,601	6,204	13,929	2,913
Net Assets at December 31, 2009	$3,502	$4,481	$36,164	$41,810	$5,863

1  Reference Note 1 for current year name changes, reorganizations and commencement dates.

SEE NOTES TO FINANCIAL STATEMENTS
7

First Symetra Separate Account S

Statements of Changes in Net Assets

Years Ended December 31, 2008 and 2009

	Sub-Accounts
	PIONEER MONEY MARKET VCT CLASS I	PIONEER SMALL-CAP VALUE VCT CLASS I1
Net Assets at January 1, 2008	$6,162	$3,562
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	69	(23)
Realized Gains (Losses)	-	317
Net Change in Unrealized Appreciation (Depreciation)	-	(1,682)
Net Increase (Decrease) in Net Assets Resulting from Operations	69	(1,388)
Contract Transactions
Contract Purchase Payments and Transfers In
Spinnaker	-	-
Spinnaker Plus	-	-
Contract Terminations, Transfers Out
Spinnaker	(1)	(264)
Spinnaker Plus	-	-
Contract Maintenance Charges
Spinnaker	-	-
Spinnaker Plus	-	-
Increase (Decrease) from Contract Transactions	(1)	(264)
Total Increase (Decrease) in Net Assets	68	(1,652)
Net Assets at December 31, 2008	6,230	1,910
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(70)	-
Realized Gains (Losses)	-	(2,157)
Net Change in Unrealized Appreciation (Depreciation)	-	1,918
Net Increase (Decrease) in Net Assets Resulting from Operations	(70)	(239)
Contract Transactions
Contract Purchase Payments and Transfers In
Spinnaker	411	-
Spinnaker Plus	-	-
Contract Terminations, Transfers Out
Spinnaker	-	(1,671)
Spinnaker Plus	-	-
Contract Maintenance Charges
Spinnaker	(30)	-
Spinnaker Plus	-	-
Increase (Decrease) from Contract Transactions	381	(1,671)
Total Increase (Decrease) in Net Assets	311	(1,910)
Net Assets at December 31, 2009	$6,541	$-

1  Reference Note 1 for current year name changes, reorganizations and commencement dates.

SEE NOTES TO FINANCIAL STATEMENTS
8

First Symetra Separate Account S

Notes to Financial Statements

1.  ORGANIZATION

First Symetra Separate Account S ("the Separate Account") is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment trust of First Symetra National Life Insurance Company of New York ("First Symetra"), a wholly-owned subsidiary of Symetra Life Insurance Company ("Symetra Life"). Purchasers of various First Symetra variable annuity products direct their investment to one or more of the sub-accounts of the Separate Account through the purchase of accumulation units ("Units"). Under the terms of the registration, the Separate Account is authorized to issue an unlimited number of Units. Each sub-account invests in shares of a designated portfolio of open-ended registered investment companies ("Mutual Funds") as indicated below. Not all sub-accounts are available in all First Symetra variable annuity products. The performance of the underlying portfolios may differ substantially from publicly traded mutual funds with similar names and objectives.

Sub-Account	Mutual Fund
American Century Variable Portfolios, Inc.

American Century Balanced	VP Balanced Fund

American Century International	VP International Fund

DWS Investments VIT Funds

DWS Small Cap Index A Share[2]	DWS Small Cap Index VIP — Class A Shares

Federated Insurance Series

Federated Capital Income	Federated Capital Income Fund II

Federated High Income Bond	Federated High Income Bond II

Federated International Equity	Federated International Equity II

Fidelity Variable Insurance Products

Fidelity Index 500[2]	Fidelity VIP Index 500 Portfolio — Initial Class

Fidelity Money Market[2]	Fidelity VIP Money Market Portfolio — Initial Class

Financial Investors Variable Insurance Trust

Ibbotson Aggressive Growth Class I2	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio — Class I

Ibbotson Balanced Class I2	Ibbotson Balanced ETF Asset Allocation Portfolio — Class I

Ibbotson Conservative Class I2	Ibbotson Conservative ETF Asset Allocation Portfolio — Class I

Ibbotson Growth Class I2	Ibbotson Growth ETF Asset Allocation Portfolio — Class I

Ibbotson Income and Growth Class I2	Ibbotson Income and Growth ETF Asset Allocation Portfolio — Class I

ING Investors Trust

ING JP Morgan Emerging Markets Equity I	ING JP Morgan Emerging Markets Equity Portfolio

ING VP Natural Resource Trust

ING Global Resources	ING VP Global Resources Portfolio

Pioneer Variable Contracts Trust

Pioneer Fund VCT Class I	Pioneer Fund VCT Portfolio — Class I

Pioneer Growth Opportunities VCT Class I	Pioneer Growth Opportunities VCT Portfolio — Class I

Pioneer Mid-Cap Value VCT Class I	Pioneer Mid-Cap Value VCT Portfolio — Class I

Pioneer Money Market VCT Class I	Pioneer Money Market VCT Portfolio — Class I

Pioneer Small-Cap Value VCT Class I1	Pioneer Small-Cap Value VCT Portfolio — Class I

9

First Symetra Separate Account S

Notes to Financial Statements

1.  ORGANIZATION (Continued)

Sub-Account	Mutual Fund
Vanguard Variable Insurance Fund Portfolios

Vanguard Balanced[2]	Vanguard VIF — Balanced Portfolio

Vanguard High Yield Bond[2]	Vanguard VIF — High Yield Bond Portfolio

Vanguard International[2]	Vanguard VIF — International Portfolio

Vanguard Mid-Cap Index[2]	Vanguard VIF — Mid-Cap Index Portfolio

Vanguard REIT Index[2]	Vanguard VIF — REIT Index Portfolio

Vanguard Total Bond Market Index[2]	Vanguard VIF — Total Bond Market Index Portfolio

Vanguard Total Stock Market Index[2]	Vanguard VIF — Total Stock Market Index Portfolio

  1  Pioneer Small-Cap Value VCT Class I liquidated April 24, 2009.

  2  There was no activity in the current year and the prior year and no net asset balance to report on the Statement of Assets and Liabilities as of December 31, 2009.

Under applicable insurance law, the assets of the Separate Account are legally segregated and are not subject to claims that arise out of Symetra Life's other business activities.

2.  SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION AND USE OF ESTIMATES — The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP), including the rules and regulations of the Securities and Exchange Commission (SEC). The preparation of the Separate Account financial statements in conformity with GAAP requires the Separate Account to make estimates and assumptions that may affect the amounts reported in the audited financial statements and accompanying notes.

INVESTMENT VALUATION — Investments in portfolio shares are valued at fair value based on the net asset value (NAV) as reported by the underlying portfolio on the last trading day of the year.

The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy, which requires an entity to maximize its use of observable inputs and minimize the use of unobservable inputs when measuring fair value. This fair value hierarchy prioritizes fair value measurements into the three levels based on the nature of the inputs. Quoted prices in active markets for identical assets or liabilities have the highest priority ("Level 1"), followed by observable inputs other than quoted market prices, including prices for similar but not identical assets or liabilities ("Level 2") and unobservable inputs, including the reporting entity's estimates of the assumptions that market participants would use, having the lowest priority ("Level 3").

The availability of observable market information is the principal factor in determining the level to which the Separate Account's investments are assigned in the fair value hierarchy. As such, all Separate Account investments have been classified as Level 1 in the fair value hierarchy.

INVESTMENT TRANSACTIONS — Investment transactions are recorded on the trade date. Realized gains and losses on investment transactions are determined using the first-in-first-out (FIFO) method.

INCOME RECOGNITION — Dividend income and realized capital gain distributions are recorded on the ex-dividend date.

DISTRIBUTIONS — The net investment income and realized capital gains of the Separate Account are not distributed, but are retained and reinvested for the benefit of Unit owners.

FEDERAL INCOME TAX — Operations of the Separate Account are included in the federal income tax return of First Symetra, which is taxed as a "Life Insurance Company" under the provisions of the Internal Revenue Code. Under current federal income tax law, no income taxes are payable with respect to operations of the Separate Account to the extent the earnings are reinvested.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS — The Separate Account has adopted Statement of Financial Accounting Standard (SFAS) No. 168 (ASC 105-10), FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, which established the FASB Accounting Standards Codification (Codification or ASC) as the single

10

First Symetra Separate Account S

Notes to Financial Statements

2.  SIGNIFICANT ACCOUNTING POLICIES (Continued)

source of authoritative GAAP. GAAP is not intended to be changed as a result of the FASB's Codification project, but it does change the way the guidance is organized and presented.

3.  EXPENSES AND RELATED PARTY TRANSACTIONS

First Symetra assumes mortality and expense ("M&E") risks and incurs asset-related administrative expenses related to the operations of the Separate Account. First Symetra deducts a daily charge from the assets of the sub-accounts to cover these risks. The daily charge for the NY Spinnaker ("Spinnaker") product is, on an annual basis, equal to a rate of 1.40 percent (1.25 percent for the M&E risks and 0.15 percent for asset-related administration expense) of the average daily net assets of the sub-accounts. The daily charge for the NY Spinnaker Plus ("Spinnaker Plus") product is, on an annual basis, equal to a rate of 1.25 percent (for the M&E risks) of the average daily net assets of the sub-accounts. The maximum daily charge for the First Symetra Focus ("Focus") product is, on an annual basis, up to a rate of 1.50 percent (1.10 percent for the M&E risks and 0.40 percent for the asset-related administration expense) of the average daily net assets of the sub-accounts. Reference the product prospectus for additional details. The charges are included in the net investment income (loss) in the accompanying Statements of Operations. However, there was no sales activity to report on Focus.

First Symetra also deducts an annual contract maintenance charge of $30 for each contract from the Spinnaker and Spinnaker Plus contract values and $40 for each contract from the Focus contract values. This charge is reflected as contract maintenance charges in the accompanying Statements of Changes in Net Assets. This charge does not apply to all products.

A withdrawal charge of $25 or 2 percent of the withdrawal amount, whichever is less, may be imposed on the owner of the policy for the second and each subsequent withdrawal in any one year. A transfer charge of $10 or 2 percent of the amount transferred, whichever is less, may be imposed on transfers that exceed the number of free transfers allowed each year. These charges are reflected as contract maintenance charges in the accompanying Statements of Changes in Net Assets. A surrender charge may be applicable in the first eight years on withdrawals that exceed the free withdrawal amount. The charge is reflected as transfers out in the accompanying Statements of Changes in Net Assets. These charges do not apply to all products and may vary by contract year and other factors as described in the product prospectuses.

4.  INVESTMENT TRANSACTIONS

The following table summarizes investment purchases and proceeds from sales activity by sub-account for the year ended December 31, 2009. The table also summarizes underlying investment information for each sub-account as of December 31, 2009.

	Year Ended		As of December 31, 2009
	December 31, 2009		Investments			Net Asset
Sub-Account	Purchases	Proceeds From Sales	at Cost	at Fair Value	Shares Owned	Value[1]
American Century Balanced	$1,928	$3,489	$48,110	$38,214	6,646	$5.75
American Century International	36	498	1,823	1,671	216	7.73
Federated Capital Income	505	504	12,179	9,077	1,047	8.67
Federated High Income Bond	565	1,441	5,361	4,769	715	6.67
Federated International Equity	1,068	92	3,840	3,850	280	13.76
ING Global Resources	508	538	4,033	3,502	197	17.86
ING JP Morgan Emerging Markets Equity I	1,050	97	3,866	4,481	220	20.38
Pioneer Fund VCT Class I	2,072	2,890	41,530	36,164	1,844	19.60
Pioneer Growth Opportunities VCT Class I	3,001	1,760	48,264	41,810	2,185	19.14
Pioneer Mid-Cap Value VCT Class I	2,341	770	5,778	5,863	405	14.48
Pioneer Money Market VCT Class I	421	110	6,541	6,541	6,541	1.00
Pioneer Small-Cap Value VCT Class I1	6	1,677	-	-	-	-

  1  Reference Note 1 for name changes, reorganizations and commencement dates.

  2  Net asset values represent the amounts published by the underlying mutual funds and may differ slightly due to rounding to those amounts calculated from the information presented in the financial statements.

11

First Symetra Separate Account S

Notes to Financial Statements

5.  CHANGES IN ACCUMULATION UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2009, and 2008 were as follows:

	2009			2008
Sub-Account	Units Issued	Units Redeemed	Increase (Decrease) in Units	Units Issued	Units Redeemed	Increase (Decrease) in Units
Spinnaker
American Century Balanced	-	(154)	(154)	-	(134)	(134)
American Century International	-	(52)	(52)	-	(41)	(41)
Federated Capital Income	-	(26)	(26)	-	(29)	(29)
Federated High Income Bond	-	(80)	(80)	-	(64)	(64)
Federated International Equity	80	(5)	75	72	(5)	67
ING Global Resources	20	(17)	3	18	(14)	4
ING JP Morgan Emerging Markets Equity I	60	(4)	56	58	(2)	56
Pioneer Fund VCT Class I	38	(36)	2	34	(32)	2
Pioneer Growth Opportunities VCT Class I	90	(42)	48	93	(9)	84
Pioneer Mid-Cap Value VCT Class I	138	(34)	104	53	(13)	40
Pioneer Money Market VCT Class I	21	(2)	19	-	-	-
Pioneer Small-Cap Value VCT Class I1	-	(134)	(134)	-	(19)	(19)
Spinnaker Plus
American Century Balanced	-	(116)	(116)	-	(139)	(139)
Pioneer Fund VCT Class I	-	(19)	(19)	-	(22)	(22)

  1  Reference Note 1 for name changes, reorganizations and commencement dates.

6.  ACCUMULATION UNIT VALUES

The following table summarizes the Unit values and Units outstanding for sub-accounts by variable annuity product, net investment income ratios, and the expense ratios, excluding expenses of the underlying funds, and total returns for each of the five years in the period ended December 31, 2009.

	As of December 31,			For the Year Ended December 31,
Sub-Account	Unit Value	Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
American Century Balanced
Spinnaker
2009	$12.001	813	$9,762	5.34%	1.40%	13.87%
2008	10.539	967	10,188	2.56%	1.40%	(21.44%)
2007	13.415	1,101	14,775	2.36%	1.40%	3.47%
2006	12.965	2,443	31,682	1.91%	1.40%	8.10%
2005	11.994	2,640	31,664	1.94%	1.40%	3.49%
Spinnaker Plus
2009	11.103	2,560	28,452	5.25%	1.25%	14.05%
2008	9.735	2,676	26,085	2.59%	1.25%	(21.33%)
2007	12.374	2,815	34,830	2.04%	1.25%	3.63%
2006	11.941	2,938	35,079	1.90%	1.25%	8.26%
2005	11.030	3,059	33,737	1.80%	1.25%	3.64%
American Century International
Spinnaker
2009	9.596	172	1,671	2.13%	1.40%	31.90%
2008	7.275	224	1,640	0.85%	1.40%	(45.59%)
2007	13.371	265	3,540	0.83%	1.40%	16.40%
2006	11.487	391	4,494	1.60%	1.40%	23.29%
2005	9.317	456	4,249	2.22%	1.40%	11.69%

12

First Symetra Separate Account S

Notes to Financial Statements

6.  ACCUMULATION UNIT VALUES (Continued)

	As of December 31,			For the Year Ended December 31,
Sub-Account	Unit Value	Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Federated Capital Income
Spinnaker
2009	$15.336	238	$3,642	6.14%	1.40%	26.49%
2008	12.124	264	3,203	5.75%	1.40%	(21.49%)
2007	15.442	293	4,529	4.99%	1.40%	2.58%
2006	15.053	322	4,853	5.83%	1.40%	14.04%
2005	13.200	352	4,650	8.22%	1.40%	4.81%
Spinnaker Plus
2009	15.626	348	5,435	6.03%	1.25%	26.68%
2008	12.335	348	4,288	5.67%	1.25%	(21.37%)
2007	15.687	348	5,454	4.92%	1.25%	2.74%
2006	15.269	348	5,311	5.77%	1.25%	14.21%
2005	13.369	348	4,650	5.05%	1.25%	4.97%
Federated High Income Bond
Spinnaker
2009	18.244	262	4,769	11.63%	1.40%	50.73%
2008	12.104	342	4,140	9.75%	1.40%	(27.03%)
2007	16.587	406	6,741	9.89%	1.40%	1.99%
2006	16.264	607	9,867	8.51%	1.40%	9.27%
2005	14.884	711	10,580	10.90%	1.40%	1.23%
Federated International Equity
Spinnaker
2009	16.288	237	3,850	2.53%	1.40%	39.29%
2008	11.694	162	1,888	0.54%	1.40%	(46.48%)
2007	21.848	95	2,070	0.12%	1.40%	8.01%
2006	20.227	54	1,089	0.00%	1.40%	17.24%
2005	17.252	24	419	0.00%	1.40%	7.56%
ING Global Resources
Spinnaker
2009	31.129	114	3,502	0.33%	1.40%	35.60%
2008	22.957	111	2,527	1.64%	1.40%	(41.82%)
2007	39.459	107	4,209	0.18%	1.40%	31.16%
2006	30.086	134	4,031	0.00%	1.40%	20.05%
2005	25.062	145	3,633	0.02%	1.40%	40.87%
ING JP Morgan Emerging Markets Equity I
Spinnaker
2009	23.172	194	4,481	1.68%	1.40%	69.62%
2008	13.661	138	1,880	2.79%	1.40%	(51.83%)
2007	28.362	82	2,304	1.22%	1.40%	36.87%
2006	20.722	44	902	0.68%	1.40%	34.29%
2005	15.431	11	160	0.00%	1.40%	32.99%
Pioneer Fund VCT Class I
Spinnaker
2009	48.485	418	20,270	1.83%	1.40%	23.46%
2008	39.272	416	16,340	1.84%	1.40%	(35.18%)
2007	60.590	414	25,107	1.12%	1.40%	3.52%
2006	58.529	796	46,585	1.35%	1.40%	15.02%
2005	50.888	873	44,436	1.31%	1.40%	4.70%
Spinnaker Plus
2009	49.691	320	15,894	1.80%	1.25%	23.64%
2008	40.189	339	13,620	1.83%	1.25%	(35.08%)
2007	61.910	361	22,375	1.21%	1.25%	3.68%
2006	59.714	381	22,766	1.34%	1.25%	15.19%
2005	51.841	401	20,782	1.33%	1.25%	4.86%

13

First Symetra Separate Account S

Notes to Financial Statements

6.  ACCUMULATION UNIT VALUES (Continued)

	As of December 31,			For the Year Ended December 31,
Sub-Account	Unit Value	Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Pioneer Growth Opportunities VCT Class I
Spinnaker
2009	$42.928	974	$41,810	0.00%	1.40%	42.55%
2008	30.114	926	27,881	0.00%	1.40%	(36.39%)
2007	47.341	842	39,838	0.00%	1.40%	(5.20%)
2006	49.939	1,471	73,482	0.00%	1.40%	4.13%
2005	47.957	2,082	99,824	0.00%	1.40%	5.21%
Pioneer Mid-Cap Value VCT Class I
Spinnaker
2009	21.423	275	5,863	1.75%	1.40%	23.84%
2008	17.299	171	2,950	1.18%	1.40%	(34.51%)
2007	26.413	131	3,431	0.71%	1.40%	4.11%
2006	25.371	128	3,254	1.06%	1.40%	11.03%
2005	22.851	120	2,738	0.29%	1.40%	6.39%
Spinnaker Plus
2009	19.041	324	6,163	0.16%	1.25%	(1.08%)
2008	19.248	324	6,230	2.35%	1.25%	1.11%
2007	19.037	324	6,162	4.70%	1.25%	3.53%
2006	18.388	324	5,953	4.42%	1.25%	3.20%
2005	17.817	324	5,767	2.45%	1.25%	1.20%
Pioneer Money Market VCT Class I
Spinnaker
2009	19.677	19	378	0.00%	1.25%	(1.22%)
2008	19.921	-	-	0.00%	1.25%	0.96%
Pioneer Small-Cap Value VCT Class I1
Spinnaker
2009	13.605	-	-	0.44%	1.40%	(4.38%)
2008	14.228	134	1,910	0.61%	1.40%	(38.87%)
2007	23.274	153	3,562	0.61%	1.40%	(8.26%)
2006	25.370	211	5,367	0.81%	1.40%	10.71%
2005	22.916	241	5,534	0.62%	1.40%	13.35%

  1  Reference Note 1 for current year name changes, reorganizations and commencement dates.

  2  These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the trading days average net assets. These ratios exclude those expenses, such as mortality and expense charges and asset related administration charges that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

  3  These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

  4  These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect deductions for all items included in the expense ratio with the exception of fund reorganizations. Funds that have reorganized during the year present information through the time of reorganization. The total return ratio does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the effective commencement date through the end of the reporting period.

14

First Symetra National Life Insurance Company of New York

Financial Statements – Statutory Basis

As of December 31, 2009 and 2008

and Each of the Three Years in the Period Ended

December 31, 2009

Report of Independent Registered Public Accounting Firm

The Board of Directors

First Symetra National Life Insurance Company of New York

We have audited the accompanying statutory-basis balance sheets of First Symetra National Life Insurance Company of New York (the Company) as of December 31, 2009 and 2008, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department (the Department), which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of First Symetra National Life Insurance Company of New York at December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2009.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Symetra National Life Insurance Company of New York at December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting practices prescribed or permitted by the Department.

As described in Note 1 to the financial statements, the Company changed its method of accounting for deferred income taxes in 2009.

/s/ Ernst & Young LLP

Seattle, Washington

April 16, 2010

First Symetra National Life Insurance Company of New York

Balance Sheets – Statutory Basis

	December 31,
	2009	2008
Admitted assets
Cash and invested assets:
Bonds	$499,216,016	$287,657,033
Preferred stocks	—	535,635
Mortgage loans	27,727,823	—
Contract loans	29,274	38,682
Cash, cash equivalents, and short-term investments	1,119,979	13,449,236
Receivable for securities sold	12,834	13,403

Total cash and invested assets	528,105,926	301,693,989
Investment income, due and accrued	6,732,093	3,606,550
Uncollected premiums (net of loading of $224 and $(4,231), respectively)	823,011	403,650
Deferred premiums (net of loading of $25,510 and $32,151, respectively)	27,335	24,501
Current federal income taxes recoverable	723,656	153,906
Net deferred tax assets	1,342,838	662,006
Reinsurance recoverables	1,437	1,406
Accounts and notes receivable	44,868	—
Separate accounts assets	155,944	124,770

Total admitted assets	$537,957,108	$306,670,778

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$460,973,688	$248,541,890
Accident and health reserves	57,253	46,542
Liabilities for deposit-type contracts	6,127,951	5,978,522
Policy and contract claims	3,356,527	2,774,347
Unearned premiums and annuity considerations	9,591	11,522

Total policy and contract liabilities	470,525,010	257,352,823
Commissions and agents’ balances, due and accrued	1,108,747	124,628
General expenses and taxes, due and accrued	1,432,184	54,797
Other liabilities	1,011,817	5,181,799
Asset valuation reserve	1,333,239	920,305
Affiliated payables	380,381	239,118
Separate accounts liabilities	155,944	124,770

Total liabilities	475,947,322	263,998,240
Commitments and contingencies (Note 13)
Capital and surplus:
Common stock, $100 par value, 20,000 shares authorized, issued, and outstanding	2,000,000	2,000,000
Gross paid-in and contributed surplus	60,000,000	40,000,000
Special surplus funds	725,246	—
Unassigned funds (deficit)	(715,460)	672,538

Total capital and surplus	62,009,786	42,672,538

Total liabilities and capital and surplus	$537,957,108	$306,670,778

See accompanying notes.

First Symetra National Life Insurance Company of New York

Statements of Operations – Statutory Basis

	Year Ended December 31,
	2009	2008	2007
Premiums and other revenues:
Premiums and annuity considerations	$231,990,019	$181,543,093	$16,431,723
Net investment income	23,156,432	8,577,759	6,823,396
Amortization of interest maintenance reserve	(97,491)	(77,742)	(82,122)
Commissions, expense allowances, and reserve adjustments on reinsurance ceded	21,690	28,567	20,763
Other income	174,504	84,809	85,041

Total premiums and other revenues	255,245,154	190,156,486	23,278,801
Benefits:
Death benefits	74,877	1,038	(1,765)
Annuity benefits	766,851	418,195	324,692
Accident and health and other benefits	8,789,037	6,693,862	3,814,641
Surrender and maturity benefits	17,877,491	16,126,726	48,553,820
Increase (decrease) in policy reserves	212,442,510	160,307,036	(35,912,569)

Total benefits	239,950,766	183,546,857	16,778,819
Insurance expenses and other deductions:
Commissions	9,438,396	5,897,633	1,172,771
General insurance expenses	2,380,745	2,428,720	2,242,387
Insurance taxes, licenses, and fees	3,371,818	410,475	286,999
Net transfers to (from) separate accounts	(2,370)	1,135	(81,206)

Total insurance expenses and other deductions	15,188,589	8,737,963	3,620,951

Gain (loss) from operations before federal income taxes and net realized capital losses	105,799	(2,128,334)	2,879,031
Federal income tax expense	212,372	36,298	448,176

Gain (loss) from operations before net realized capital losses	(106,573)	(2,164,632)	2,430,855
Net realized capital losses (net of federal income taxes and transfer to interest maintenance reserve)	(490,627)	(4,376)	(59,658)

Net income (loss)	$(597,200)	$(2,169,008)	$2,371,197

See accompanying notes.

First Symetra National Life Insurance Company of New York

Statements of Changes in Capital and Surplus – Statutory Basis

	Common Stock	Gross Paid-In and Contributed Surplus	Special Surplus Funds	Unassigned Funds (Deficit)	Total Capital and Surplus
Balances as of January 1, 2007	$2,000,000	$20,000,000	$—	$966,961	$22,966,961
Net income	—	—	—	2,371,197	2,371,197
Change in net deferred income taxes	—	—	—	(572,160)	(572,160)
Change in nonadmitted assets	—	—	—	414,844	414,844
Change in asset valuation reserve	—	—	—	(95,593)	(95,593)

Balances as of December 31, 2007	2,000,000	20,000,000	—	3,085,249	25,085,249
Net loss	—	—	—	(2,169,008)	(2,169,008)
Change in net deferred income taxes	—	—	—	750,463	750,463
Change in nonadmitted assets	—	—	—	(673,999)	(673,999)
Change in asset valuation reserve	—	—	—	(320,167)	(320,167)
Capital contribution from Parent	—	20,000,000	—	—	20,000,000

Balances as of December 31, 2008	2,000,000	40,000,000	—	672,538	42,672,538
Net loss	—	—	—	(597,200)	(597,200)
Change in net deferred income taxes	—	—	—	213,183	213,183
Change in nonadmitted assets	—	—	—	(591,047)	(591,047)
Change in asset valuation reserve	—	—	—	(412,934)	(412,934)
Change in special surplus funds	—	—	725,246	—	725,246
Capital contribution from Parent	—	20,000,000	—	—	20,000,000

Balances as of December 31, 2009	$2,000,000	$60,000,000	$725,246	$(715,460)	$62,009,786

See accompanying notes.

First Symetra National Life Insurance Company of New York

Statements of Cash Flow – Statutory Basis

	Year Ended December 31,
	2009	2008	2007
Operating activities
Premiums and annuity considerations collected	$231,514,907	$181,450,772	$16,258,958
Net investment income received	20,072,242	7,370,680	8,445,056
Other income	196,162	113,093	105,587

Total cash provided by operating activities	251,783,311	188,934,545	24,809,601
Benefits and loss-related payments	(26,926,053)	(21,953,829)	(51,751,469)
Commissions, other expenses, and taxes paid	(12,874,139)	(8,625,311)	(3,581,383)
Federal income taxes paid	(479,681)	(451,425)	(366,414)

Total cash used in operating activities	(40,279,873)	(31,030,565)	(55,699,266)

Net cash provided by (used in) operating activities	211,503,438	157,903,980	(30,889,665)
Investing activities
Investments sold, matured or repaid:
Bonds	36,370,842	13,251,673	42,769,072
Stocks	—	—	1,000,000
Mortgage loans	66,177	—	—
Miscellaneous proceeds	569	569	64,299

Total investments sold or matured	36,437,588	13,252,242	43,833,371
Cost of investments acquired:
Bonds	(248,544,621)	(188,020,256)	(11,711,330)
Stocks	—	—	(536,335)
Mortgage loans	(27,794,000)	—	—

Total cost of investments acquired	(276,338,621)	(188,020,256)	(12,247,665)
Decrease in contract loans	9,409	6,021	5,701

Net cash (used in) provided by investing activities	(239,891,624)	(174,761,993)	31,591,407
Financing activities
Capital contribution from Parent	20,000,000	20,000,000	—
Net transfers (to) from Parent and affiliates	(141,263)	315,299	305,395
Other cash (used) provided	(3,799,808)	3,654,954	1,382,815

Net cash provided by financing activities	16,058,929	23,970,253	1,688,210

Net (decrease) increase in cash, cash equivalents, and short-term investments	(12,329,257)	7,112,240	2,389,952
Cash, cash equivalents, and short-term investments, beginning of year	13,449,236	6,336,996	3,947,044

Cash, cash equivalents, and short-term investments, end of year	$1,119,979	$13,449,236	$6,336,996

Supplemental disclosures of cash flow information
Noncash transactions during year:
Tax-free exchange of bonds	$8,965,484	$—	$1,521,391
Taxable exchange of bonds	95,950	—	1,015,254
Bond interest converted to principal	519,673	—	—

See accompanying notes.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis

1. Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

First Symetra National Life Insurance Company of New York (the Company) is a stock life insurance company organized under the laws of New York State. The Company’s principal products as a percentage of 2009 premiums include fixed and variable deferred annuities (91.4%), medical stop-loss insurance (4.4%), single premium immediate annuities (3.1%) and individual life insurance (1.1%) marketed through benefits consultants, financial institutions, and independent agents and advisors.

The Company is one of two wholly owned subsidiaries of Symetra Life Insurance Company (Symetra Life or the Parent). Symetra Life is a wholly owned subsidiary of Symetra Financial Corporation, a Delaware corporation.

On January 27, 2010, Symetra Financial Corporation completed the initial public offering (IPO) of its common stock. Prior to the IPO, Symetra Financial Corporation was privately owned. See Note 14 for additional ownership information.

Subsequent events have been considered through April 16, 2010, the date the financial statements were issued.

Basis of Presentation

The financial statements have been prepared in conformity with statutory accounting practices (SAP) prescribed or permitted by the New York State Insurance Department (the Department), which practices differ from U.S. generally accepted accounting principles (GAAP). Companies domiciled in New York State prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the Department.

The Company has received written approval from the Department to borrow funds from Symetra Life. To date, no such borrowings have been made.

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes available, which could impact the amounts reported and disclosed herein.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

1. Nature of Operations and Summary of Significant Accounting Policies (continued)

The most significant estimates and assumptions include those used to determine the following: valuation of investments; the identification of other-than-temporary impairments (OTTI) of investments; the estimation of policy and contract claims liabilities; and the recoverability of deferred tax assets (DTA). The recorded amounts reflect management’s best estimates, though actual results could differ from those estimates. Management believes the amounts provided are appropriate.

Certain prior year amounts have been reclassified to conform to the current year presentation.

A description of the Company’s significant accounting policies, including the significant variances from GAAP, follows.

Recognition of Premiums and Annuity Considerations

Premiums are recognized annually on the policy anniversary for individual traditional life policies, consistent with the statutory reserving process. Premiums for universal life policies and annuity considerations with mortality and morbidity risk are recognized when received. Amounts received under deposit-type contracts with no life contingencies are recorded as liabilities when received. Group health premiums are recognized when due.

Under GAAP, individual traditional life premiums are recognized when due, while amounts received for universal life policies and annuity contracts are recorded as liabilities when received. Universal life GAAP premium revenue consists of policy charges made against the account balances.

Policy Acquisition Costs and Sales Inducements

The costs of acquiring and renewing business and sales inducements are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Acquisition costs for group accident and health insurance are amortized over the policy period of one year. For universal life and deferred annuity contracts, to the extent recoverable from future gross profits, deferred policy acquisition costs (DAC) and sales inducements are amortized in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. For immediate annuities, a constant yield approach is used to amortize DAC.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

1. Nature of Operations and Summary of Significant Accounting Policies (continued)

Investments

The Company carries bonds not backed by other loans at amortized cost, using the scientific interest method of amortization. For all bonds, in or near default, reported values are at the lower of amortized cost or fair value.

Loan-backed bonds and structured securities, for which the collection of all contractual cash flows is probable, are carried at amortized cost using the scientific interest method, including anticipated prepayments at the date of purchase. Prepayment assumptions for loan-backed bonds and structured securities are obtained from external sources or internal estimates, and are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value these securities. Yields and the related amortization schedules are adjusted for changes in estimated cash flows from the original purchase assumptions. For loan-backed bonds and structured securities, in or near default, reported values are at the lower of amortized cost or fair value.

Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better (NAIC designations 1-3) are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

Changes in admitted asset carrying amounts of bonds and preferred stocks are credited or charged directly to unassigned funds.

Under GAAP, fixed-maturity investments (bonds and redeemable preferred stocks) are classified as available-for-sale and carried at fair value with the changes in unrealized gains (losses) recorded directly to accumulated other comprehensive income (loss), or AOCI, net of related DAC and deferred income taxes.

When the collectability of interest income for bonds is considered doubtful, any accrued but uncollectible interest income is reversed against investment income in the current period. The Company then places the securities on nonaccrual status, and they are not restored to accrual status until all delinquent interest and principal is paid.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

1. Nature of Operations and Summary of Significant Accounting Policies (continued)

Investments are considered to be impaired when a decline in fair value is judged to be other-than-temporary. The Company’s review of investment securities includes both quantitative and qualitative criteria. Quantitative criteria include the length of time and amount that each security is in an unrealized loss position and, for bonds, whether the issuer is in compliance with the terms and covenants of the security. See Note 2 for additional discussion about the Company’s process for identifying and recording OTTI.

Mortgage loans on real estate are carried at the amount of outstanding principal balances. The maximum percentage the Company allows of any one loan to the value of its collateral at the time of the loan, exclusive of insured, guaranteed, or purchase money mortgages, is 75%. The actual maximum percentage of any one loan to value was 63.6% for loans funded during the year ending December 31, 2009. Fire insurance is required on all properties covered by mortgage loans in an amount at least equal to 100% of the insurable value, including improvements. The Company considers a mortgage loan impaired when it is probable that the Company will be unable to collect principal and interest amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans that the Company determines to be impaired, the Company charges the difference between the estimated fair value of the collateral and the recorded investment in the mortgage loan as a realized capital loss, and a new cost basis is established. The Company accrues interest income on impaired loans to the extent that it is deemed collectible and the loan continues to perform under its original or restructured terms. If a mortgage loan has any investment income due and accrued that is 180 days past due and collectible, the investment income will continue to accrue, but all accrued interest related to the loan will be reported as a nonadmitted asset.

Under GAAP, mortgage loans are carried at outstanding principal balances, less a valuation allowance.

Contract loans are carried at unpaid principal balance.

Cash, cash equivalents, and short-term investments represent highly liquid investments with original maturities of one year or less at the time of purchase and are carried at cost, which approximates fair value. Under GAAP, short-term investments consists of highly liquid debt instruments with original maturities of greater than three months and less than 12 months at the time of purchase, and cash and cash equivalents consists of demand bank deposits and highly liquid short-term investments with original maturities of three months or less.

Net realized capital gains (losses) are determined on a specific-identification basis.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

1. Nature of Operations and Summary of Significant Accounting Policies (continued)

Nonadmitted Assets

Certain assets designated as “nonadmitted” and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual are excluded from the accompanying statutory-basis balance sheets and are charged directly to unassigned funds. Nonadmitted assets are comprised principally of certain DTAs and negative interest maintenance reserve. Under GAAP, all DTAs are included in the balance sheets, to the extent it is more likely than not that amounts will be recognized.

Reinsurance

Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, claims, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts. Under GAAP, assets and liabilities related to reinsurance ceded contracts are reported on a gross basis.

Benefit Reserves

Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are based on published tables using statutorily specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than, or equal to, the minimum or guaranteed policy cash values or the amount required by the Department.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated on an exact basis for group annuities. For other lines of business it is calculated as the product of the valuation interest rate and the mean amount of funds held at the beginning and end of the year for other lines of business. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

Additional reserves are established if the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or if the net premiums exceed the gross premiums on any insurance in force. For substandard lives, either extra premium is charged, or the gross

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

1. Nature of Operations and Summary of Significant Accounting Policies (continued)

premium for a rated age is charged; mean reserves are determined by computing the regular mean reserve for the plan at any rated age and, in addition, holding one-half of any extra premium charge for the year.

The Company does not use anticipated investment income as a factor in the premium deficiency calculation.

Included in benefit reserves are deposit-type contracts, which relate to contracts that do not incorporate risk from the death or disability of policyholders. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserves in the statements of operations.

GAAP requires that certain policy reserves be calculated on estimated expected experience or actual account balances.

Policy and Contract Claims

Claims reserves on life and accident and health policies represent the estimated ultimate net cost of all reported and unreported claims at the balance sheet date. The reserves for reported but unpaid claims incurred are estimated using individual valuations and statistical analyses. The liability held for pending life insurance claims is equal to the face amount of the policy. The reserves for claims incurred but not reported (IBNR) are based on expected loss ratios, claims-paying completion patterns, and historical experience. The Company reviews estimates for reported but unpaid claims and IBNR quarterly. Any necessary adjustments are reflected in the statements of operations. If expected loss ratios increase or expected claims-paying completion patterns extend, the Company increases the IBNR claim liability.

Under GAAP, the liability for pending claims for universal life products equals the net amount at risk, which is the face amount of the policy, less the account value.

Asset Valuation Reserve

The Asset Valuation Reserve (AVR) provides a valuation allowance for invested assets and is calculated based on a formula prescribed by the NAIC. This reserve acts to mitigate the effects of potential losses in the event of default by issuers of certain invested assets. Changes in the AVR are reflected directly in unassigned funds. No such reserve exists under GAAP.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

1. Nature of Operations and Summary of Significant Accounting Policies (continued)

Interest Maintenance Reserve

The Interest Maintenance Reserve (IMR) defers after-tax realized capital gains (losses) resulting from the effect of changes in the general level of interest rates on the disposal of fixed-income investments. These deferrals are amortized to income, using the grouped method, over the approximate remaining years to maturity of the securities sold. The grouped method is based on groupings of gains and losses, in five-year bands. Under GAAP, realized investment gains (losses) are reported in the statements of operations in the period in which the assets are sold.

Federal Income Taxes

The Company is a member of a consolidated group filing a life consolidated federal income tax return. The method of allocation of federal income tax expense between the companies included in the consolidated group is subject to a written agreement, approved by the Company’s Board of Directors. The allocation is based upon separate return calculations, except that current credit for tax credits and net operating loss carryforwards is determined on the basis of utilization by the consolidated group. The provision for federal income taxes is based on amounts determined to be payable as a result of current year operations. Intercompany balances are settled quarterly.

Deferred federal income taxes are provided for differences between the book and tax bases of assets and liabilities. In determining admissibility under SSAP No. 10R, Income Taxes (SSAP No. 10R), gross DTAs are subject to a statutory valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the gross DTAs will not be realized. The gross DTAs remaining after the application of a statutory valuation allowance, if any, are admitted following the standards of SSAP No. 10R. Remaining DTAs after application of the admissibility tests are nonadmitted. Changes in deferred taxes are recorded directly to unassigned funds.

Under GAAP, deferred tax assets are recognized only to the extent that it is probable that future tax profits will be available. A valuation allowance is established where deferred tax assets cannot be recognized. Changes in deferred taxes are reported in the consolidated statements of income.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

1. Nature of Operations and Summary of Significant Accounting Policies (continued)

Claims Adjustment Expenses

The liability balance for unpaid accident and health claims adjustment expenses as of December 31, 2009 and 2008, was $33,204 and $30,158, respectively. The Company incurred $15,788 and paid $12,742 of claim adjustment expenses in the current year, of which $2,989 was attributable to insured or covered events of prior years. For the year ended December 31, 2008, $36,661 of claims adjustment expense was incurred and $28,475 was paid, of which $14,634 was attributable to insured or covered events of prior year. The Company did not take into account estimated salvage and subrogation in its determination of the liability for unpaid claims adjustment expenses.

Separate Accounts

The Company administers segregated asset accounts (separate accounts) for variable annuity policyholders. The assets of these separate accounts, which consist of mutual funds, are reported at fair value. The liabilities of the separate accounts represent reserves established to meet withdrawal and future benefit payment provisions of contracts with these policyholders. The assets of the separate accounts are not subject to liabilities arising out of any other business the Company may conduct. Investment risk associated with market value changes is borne by the policyholders.

The operations of the separate accounts, excluding investment gains (losses) allocable solely to the policyholders, are combined with the general account of the Company in the statements of operations under the appropriate captions. Transactions such as premiums, deposits, surrenders, and withdrawals are offset by a corresponding increase or decrease in net transfers to the separate accounts.

Under GAAP, separate account assets and liabilities reported on the balance sheets consist of the fair value of the mutual funds invested on behalf of the Company’s variable annuity policyholders. Net investment income and net realized and unrealized investment gains (losses) accrue directly to the policyholder and is not included in the Company’s statements of operations.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

1. Nature of Operations and Summary of Significant Accounting Policies (continued)

Reconciliation of Statutory Basis Amounts to GAAP Amounts

A reconciliation of net income (loss) and capital and surplus of the Company, as determined in accordance with SAP to amounts determined in accordance with GAAP, is as follows:

	Net Income (Loss) Year Ended December 31,
	2009	2008	2007
Statutory-basis amounts	$(597,200)	$(2,169,008)	$2,371,197
Add (deduct) adjustments:
Investments	25,803	(58,590)	(22,888)
Reserves	(4,559,281)	(2,188,879)	(1,427,072)
Policy acquisition costs	10,552,968	6,192,687	336,655
Federal income taxes	(1,616,487)	(625,151)	(132,525)
Other, net	(409,456)	78,087	(72,097)

	3,993,547	3,398,154	(1,317,927)

GAAP-basis amounts	$3,396,347	$1,229,146	$1,053,270

	Total Capital and Surplus December 31,
	2009	2008	2007
Statutory-basis amounts	$62,009,786	$42,672,538	$25,085,249
Add (deduct) adjustments:
Investments	28,386,178	(6,647,575)	621,656
Reserves	(6,081,247)	(1,466,091)	799,841
Policy acquisition costs	9,658,310	8,555,342	1,163,655
Federal income taxes	(10,880,620)	(97,373)	(743,776)
Nonadmitted assets and other, net	1,362,410	1,975,233	584,163

	22,445,031	2,319,536	2,425,539

GAAP-basis amounts	$84,454,817	$44,992,074	$27,510,788

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

1. Nature of Operations and Summary of Significant Accounting Policies (continued)

New Accounting Pronouncements

In accordance with the changes adopted by the NAIC’s Hybrid RBC Working Group, the Company changed its categorization of hybrid securities as of January 1, 2009. These hybrid securities, also referred to as trust preferred securities and capital securities, were previously reported as preferred stocks. The total carrying value of hybrid securities reported as preferred stocks as of December 31, 2008 was $535,635. See Note 2 – Investments.

The Company adopted SSAP No. 43R, Loan-backed and Structured Securities as of September 30, 2009. This SSAP substantively revises SSAP No. 43 and supersedes SSAP No. 98, Treatment of Cash Flows When Quantifying Changes in Valuations and Impairments and paragraph 13 of SSAP No. 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment. This SSAP revises valuation and impairment requirements to be based on the present value of cash flows expected to be collected for securities in which the Company has the intent and ability to hold but does not expect to recover the entire amortized cost basis, and requires securities that the Company intends to sell to be recorded at fair value. There was no cumulative effect on adoption of SSAP No. 43R.

The Company adopted SSAP No. 10R as of December 31, 2009. This SSAP substantively revises SSAP No. 10, Income Taxes, to allow the admission of adjusted gross DTAs expected to be realized within three years of the balance sheet date, an increase from the prior recovery period of one year. In addition, SSAP No. 10R increases the limit for admissibility from 10% of adjusted capital and surplus to 15% for qualifying companies. Upon adoption of SSAP No. 10R, the Company recorded an adjustment of $725,246 as an increase to special surplus funds. See Note 9 – Income Taxes.

Accounting Pronouncements Not Yet Adopted

In December 2009, the NAIC issued SSAP No. 100, Fair Value Measurements. This SSAP defines fair value, establishes a framework for measuring fair value and establishes fair value disclosure requirements. This SSAP is effective for the December 31, 2010 annual financial statements, with interim and annual financial statement reporting thereafter. The Company does not expect the adoption to have a material impact on the Company’s balance sheet, statements of operations, or statements of changes in capital and surplus.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

2. Investments

The book/adjusted carrying value, gross unrealized capital gains (losses), and fair value of investments in bonds are summarized as follows:

	Book/Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Bonds as of December 31, 2009:
U.S. government and agencies	$475,320	$62,149	$—	$537,469
Special revenue and assessments	1,000,517	29,603	—	1,030,120
Industrial and miscellaneous	315,135,738	22,205,146	(266,859)	337,074,025
Hybrid securities	535,142	—	(49,375)	485,767
Mortgage-backed/asset-backed securities	182,069,299	7,879,457	(2,668,536)	187,280,220

Total bonds	$499,216,016	$30,176,355	$(2,984,770)	$526,407,601

Bonds as of December 31, 2008:
U.S. government and agencies	$1,226,736	$150,411	$—	$1,377,147
Political subdivisions	1,020,238	4,912	—	1,025,150
Special revenue and assessments	1,300,761	32,790	—	1,333,551
Industrial and miscellaneous	165,912,927	2,316,252	(6,164,797)	162,064,382
Mortgage-backed/asset-backed securities	118,196,371	1,206,286	(4,999,384)	114,403,273

Total bonds	$287,657,033	$3,710,651	$(11,164,181)	$280,203,503

The following tables show gross unrealized losses and fair values of bonds, aggregated by investment category, and presents separately those securities have been in a continuous unrealized loss position for less than 12 months and for 12 months or more.

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Bonds as of December 31, 2009:
Industrial and miscellaneous	$10,903,111	$(62,423)	$2,035,081	$(204,436)	$12,938,192	$(266,859)
Hybrid securities	—	—	485,767	(49,375)	485,767	(49,375)
Mortgage-backed/asset-backed securities	40,075,411	(668,801)	14,639,078	(1,999,735)	54,714,489	(2,668,536)

Total bonds	$50,978,522	$(731,224)	$17,159,926	$(2,253,546)	$68,138,448	$(2,984,770)

Bonds as of December 31, 2008:
Industrial and miscellaneous	$60,912,397	$(3,251,863)	$14,022,713	$(2,912,934)	$74,935,110	$(6,164,797)
Mortgage-backed/asset-backed securities	42,103,345	(4,234,811)	5,952,790	(764,573)	48,056,135	(4,999,384)

Total bonds	$103,015,742	$(7,486,674)	$19,975,503	$(3,677,507)	$122,991,245	$(11,164,181)

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

2. Investments (continued)

The Company reviewed all of its investments with unrealized losses as of December 31, 2009 and 2008 in accordance with the impairment policy. The Company’s evaluation determined after the recognition of OTTI, that the remaining declines in fair value were temporary, as it did not intend to sell the securities prior to maturity at an amount below the carrying value. For loan-backed bonds and structured securities, the Company expects to recover the entire amortized cost basis. As of December 31, 2009 and 2008, $2,104,687 and $2,598,599, respectively, of gross unrealized losses for a period of 12 months or more relate to investment-grade bonds. Unrealized losses on investment-grade bonds are principally related to changes in interest rates or changes in the issuer and the sector-related credit spreads since the securities were acquired.

As of December 31, 2009 and 2008, the Company held below-investment-grade bonds of $2,871,079 and $4,858,752, respectively, with an aggregate fair value of $2,833,368 and $3,610,672, respectively. These holdings were immaterial to the Company’s total investment in bonds at fair value as of December 31, 2009 and 2008.

Industries that represented more than 10% of the total below-investment-grade bonds as of December 31, 2009, were telecommunication services at 53.77% and utilities at 42.73%. As of December 31, 2008, they were consumer discretionary at 58.65%, utilities at 20.58%, industrials at 10.40%, and telecommunications services at 10.36%.

As of December 31, 2009 and 2008, the majority of the Company’s mortgage-backed securities were classified as prime. Based on a review of the characteristics of the underlying mortgage loan pools, such as credit scores and financial ratios, the Company classified certain securities as Alt-A, as each has overall collateral credit quality between prime and subprime. As of December 31, 2009 and 2008, $3,942,130 and $4,708,300, or 2.1% and 4.1%, respectively, of the fair value of total mortgage-backed securities, were classified as Alt-A. The Alt-A securities had a Standard and Poor’s (S&P) credit rating of AAA as of December 31, 2009 and 2008. The Company did not have investments in subprime mortgage-backed securities as of December 31, 2009 and 2008, respectively.

The Company’s investments in asset-backed securities, which are included in mortgage-backed securities, had fair values of $ 9,596,558 and $8,210,359 as of December 31, 2009 and 2008, respectively.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

2. Investments (continued)

The book/adjusted carrying value and fair value of bonds as of December 31, 2009, by contractual maturity, are presented below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Book/Adjusted Carrying Value	Fair Value
Years to maturity:
One or less	$8,930,844	$9,086,032
Over one through five	201,825,372	214,037,413
Over five through ten	99,944,425	109,263,822
Over ten	6,446,076	6,740,114
Mortgage-backed/asset-backed securities	182,069,299	187,280,220

Total	$499,216,016	$526,407,601

Certain bonds with book/adjusted carrying values of $475,320 and $476,528 were on deposit with the Department as of December 31, 2009 and 2008, respectively.

The book/adjusted carrying value, gross unrealized gains (losses), and fair value of investments in preferred stocks as of December 31, 2008 were as follows:

	Book/Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Preferred stocks as of December 31, 2008:
Hybrid securities	$535,635	$—	$(114,340)	$421,295

Total preferred stocks	$535,635	$—	$(114,340)	$421,295

The following table shows the gross unrealized losses and fair values of preferred stocks, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for less than 12 months and for 12 months or more.

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Preferred stocks as of December 31, 2008:
Hybrid securities	$—	$—	$421,295	$(114,340)	$421,295	$(114,340)

Total preferred stocks	$—	$—	$421,295	$(114,340)	$421,295	$(114,340)

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

2. Investments (continued)

As of December 31, 2009, U.S. federal government, financial, consumer staples, industrials, and material industries represented 21.2%, 18.3%, 13.6%, 11.0%, and 10.5%, respectively, of the Company’s investments in bonds and stocks at fair value. No other industry represented more than 10% of the fair value of bonds and stocks.

As of December 31, 2008, U.S. federal government, financial, and consumer staples industries represented 23.9%, 23.6%, and 17.9%, respectively, of the Company’s investments in bonds and stocks at fair value. No other industry represented more than 10% of the fair value of bonds and stocks.

The Company’s net investment income is summarized as follows:

	Year Ended December 31,
	2009	2008	2007
Income:
Bonds	$22,937,043	$8,329,406	$6,187,119
Preferred stocks	—	34,287	65,209
Mortgage loans	418,635	—	—
Contract loans	4,140	4,468	4,591
Cash, cash equivalents, and short-term investments	60,054	321,858	668,387
Other	(46)	2,687	4,532

Total investment income	23,419,826	8,692,706	6,929,838
Investment expenses	263,394	114,947	106,442

Net investment income	$23,156,432	$8,577,759	$6,823,396

All of the Company’s bonds produced income during 2009, 2008, and 2007.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

2. Investments (continued)

The proceeds from sales and maturities of investments in bonds and related capital gains (losses) on bonds, and other invested assets are as follows:

	Year Ended December 31,
	2009	2008	2007
Bonds:
Proceeds from sales	$1,376,000	$—	$19,666,222
Proceeds from maturities	34,994,842	13,251,673	23,102,850

Total gains on bonds	$36,370,842	$13,251,673	$42,760,072

Bonds:
Gross realized capital gains on sales	$58,464	$—	$69,054
Gross realized capital losses on sales	(4,934)	—	(71,010)

Net realized capital gains (losses) on sales	53,530	—	(1,956)
Other:
Net losses on dispositions other than sales	(451,636)	(1,254)	(34,054)
Impairments	(710,951)	—	(57,468)

Realized capital losses before federal income taxes and transfer to IMR	(1,109,057)	(1,254)	(93,478)
Amount transferred to IMR	315,990	817	19,738
Federal income tax benefit (expense)	302,440	(3,939)	14,082

Net realized capital losses	$(490,627)	$(4,376)	$(59,658)

Securities for which cost or amortized cost exceeds fair value are considered underwater. The Company’s review of its underwater bonds and preferred stocks for OTTI includes an analysis of the gross unrealized losses by three categories of securities: (i) securities where the estimated fair value has declined and remained below cost or amortized cost by less than 20%, (ii) securities where the estimated fair value has declined and remained below cost or amortized cost by 20% or more for less than six months, and (iii) securities where the estimated fair value has declined and remained below cost or amortized cost by 20% or more for six months or longer. While all securities are monitored for impairment, the Company’s experience indicates that the first

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

2. Investments (continued)

category does not represent a significant risk of impairment and, often, fair values recover over time as the factors that caused the declines improve. In times of economic turbulence, such as those of 2008 and 2009, securities in category (ii) represent a significant risk. Securities in category (iii) are always considered to represent a significant risk. The Company performs a qualitative analysis by issuer to identify securities in category (i) that should be further evaluated for OTTI.

If the value of a security falls into category (ii) or (iii), the Company analyzes the decrease in fair value to determine whether it is an other-than-temporary decline in value. To make this determination for each security, the Company considers, among other factors:

•	Extent and duration of the decline in fair value below cost or amortized cost;

•

The financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations, earnings potential, or compliance with terms and covenants of the security;

•	Changes in the financial condition of the security’s underlying collateral;

•	Any downgrades of the security by a rating agency;

•	Any reduction or elimination of dividends or nonpayment of scheduled interest payments;

•	Other indications that a credit loss has occurred; and

•	The Company’s intent to sell the security or whether the Company has the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis.

Based on its analysis, the Company makes a judgment as to whether the loss is other-than-temporary. If the loss is other-than-temporary, the Company records an impairment charge within net realized capital gains (losses) in the statements of operations in the period that the Company makes the determination. In addition, any impaired investments where the Company has either made a decision to sell prior to maturity at an amount below the carrying value or the Company has assessed it does not have the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis are recorded as an OTTI.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

2. Investments (continued)

Prior to September 2009, the Company’s process for determining OTTI was similar for all bonds including loan-backed and structured securities. Loan-backed and structured securities were also evaluated by comparing the carrying value to estimated undiscounted future cash flows. In September 2009, the Company implemented new accounting guidance for OTTI related to loan-backed bonds and structured securities. These securities are evaluated further to determine if the decline is other-than-temporary. When an OTTI has occurred due to the Company’s intent to sell the security or the Company has assessed it does not have the intent and ability to retain the security until sufficient time to recover the amortized cost basis, the investments are written down and carried at fair value. When an OTTI has occurred because the Company does not expect to recover the entire cost basis, even if the Company has the intent and ability to hold, the investments are written down and carried at the present value of cash flows expected to be collected, discounted at the effective rate immediately prior to the recognition of the OTTI. For periods subsequent to the loss recognition, the prospective adjustment methodology is used to value the security and the new amortized cost basis is not adjusted for subsequent recoveries in fair value.

To determine the recovery value of a loan-backed or structured security, the Company performs an analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current and future cash flows the Company expects to recover;

•	Level of creditworthiness;

•	Delinquency ratios and loan-to-value ratios;

•	Average cumulative collateral loss, vintage year, and level of subordination;

•	Susceptibility to fair value fluctuations due to changes in the interest rate environment;

•	Susceptibility to reinvestment risk in cases where market yields are lower than the book yield earned;

•	Susceptibility to reinvestment risk in cases where market yields are higher than the book yields earned and the Company’s expectation of the sale of such security; and

•	Susceptibility to variability of prepayments.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

2. Investments (continued)

During 2009, the Company recorded impairment charges on bonds totaling $710,951. The largest impairment charges were from investments in the consumer discretionary industry, totaling $509,156, or 71.6%, and in the financial industry totaling, $201,795, or 28.4%. During 2008, the Company recorded no impairment charges on bonds and preferred stocks. During 2007, the Company recorded impairment charges of $57,468 primarily on investments in the consumer finance industry totaling $54,284, or 94.5%.

OTTI for loan-backed securities recognized for the year ended December 31, 2009 are summarized as follows:

	Amortized Cost Basis Before OTTI	OTTI Recognized	Interest Non-Interest	Book/Adjusted Carrying Value	Fair Value at Time of OTTI
Aggregate present value of Cash Flows	$1,895,563	$—	$201,794	$1,693,769	$1,359,586

Loan-backed securities with a prior OTTI that are held by the Company at December 31, 2009 are summarized as follows:

CUSIP	Book/Adjusted Carrying Value Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost after OTTI	Fair Value at Time of OTTI
12545CAD2	$1,895,563	$201,794	$1,693,769	$1,359,586

As of December 31, 2009, the Company’s investment portfolio included $27,727,823 of mortgage loan investments, constituting approximately 5.2% of total admitted assets. These loans are secured by first mortgage liens on income-producing commercial real estate, primarily in the retail, industrial, and office building sectors. The average loan to value (LTV) ratio, which is a loan’s carrying amount divided by the fair value of the underlying property collateralizing the loan, was 50.3% for loans funded during 2009. The majority of the properties are located in the western United States, with 37.4% of the total in California with carrying values totaling $10,367,458 and with 10.9% of the total in Oregon with carrying values totaling $3,025,000 as of December 31, 2009. As of December 31, 2009, there were no nonperforming loans. The maximum and minimum lending rates for mortgage loans made during 2009 were 7.56% and 6.25%, respectively. The Company did not invest in mortgage loans in 2008.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

2. Investments (continued)

The Company held no mortgage loans with interest more than 180 days past due as of December 31, 2009. The Company did not modify interest rates on any existing mortgage loans. As of December 31, 2009, there were no taxes, assessments, or amounts advanced that had not been repaid and had not been included in the mortgage loan total, and there were no outstanding liens.

3. Fair Value Disclosures

Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock, when carried at the lower of cost or market.

The Company uses the same pricing methodology and sources as utilized for obtaining GAAP fair values, which reflects the price at which the security would sell in an arm’s-length transaction between a willing buyer and seller in possession of the same information.

The Company determines the fair value of its financial instruments based on the fair value hierarchy, which requires an entity to maximize its use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three-level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest-level input that is significant to the fair value measurement. The Company’s financial assets recorded at fair value on the balance sheets are categorized as follows:

•

Level 1 – Unadjusted quoted prices in active markets for identical instruments. Primarily consists of financial instruments whose value is based on quoted market prices, such as common and preferred stocks, and actively traded mutual fund investments

•

Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

3. Fair Value Disclosures (continued)

This level includes those financial instruments that are valued using industry-standard pricing methodologies, models, or other valuation methodologies. These models are primarily industry-standard models that consider various inputs, such as interest rate, credit spread, and foreign exchange rates for the underlying financial instruments. All significant inputs are observable, derived from observable information in the marketplace, or are supported by observable levels at which transactions are executed in the market place.

•

Level 3 – Instruments whose significant value drivers are unobservable. This comprises financial instruments for which fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on or corroborated by readily available market information. In limited circumstances, this category may also utilize non-binding broker quotes. This category primarily consists of certain less liquid bonds, including corporate private placement securities, where the Company cannot corroborate the significant valuation inputs with market observable data.

The Company had $155,944 and $124,770 of Level 1 separate account assets measured at fair value on a recurring basis as of December 31, 2009 and 2008, respectively. There were no other financial assets or financial liabilities accounted for at fair value on a recurring basis.

The following table summarizes the book/adjusted carrying value and corresponding fair values of financial instruments subject to fair value disclosure requirements.

	December 31, 2009		December 31, 2008
	Book/Adjusted Carrying Value	Fair Value	Book/Adjusted Carrying Value	Fair Value
Assets
Bonds	$499,216,016	$526,407,601	$287,657,033	$280,203,503
Preferred stocks	$—	$—	$535,635	$421,295
Mortgage loans	$27,727,823	$28,139,694	$—	$—
Separate account assets	$155,944	$155,944	$124,770	$124,770

Liabilities
Annuity and deposit contracts	$463,703,370	$476,168,064	$253,557,086	$242,904,189

The fair value of bonds, preferred stocks, and separate accounts is based on the fair value hierarchy.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

3. Fair Value Disclosures (continued)

The fair values of mortgage loans are determined by discounting the projected cash flows using the current rate at which loans would be made to borrowers with similar credit ratings and for similar maturities.

Carrying value is a reasonable estimate of fair value for cash, cash equivalents, short-term investments, contract loans, other receivables, and other liabilities.

The fair value of annuity deposit contracts is estimated by discounting projected cash flows using rates that reflect the claims paying ability of the Company for the same remaining maturities.

Other insurance-related financial instruments are exempt from the disclosure requirements of SSAP No. 27, Disclosure of Information about Financial Instruments with Off - Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments.

4. Premium and Annuity Considerations Deferred and Uncollected

The deferred and uncollected life insurance premiums and annuity considerations are as follows:

	December 31, 2009		December 31, 2008
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary – new business	$6,069	$1,272	$24,134	$4,922
Ordinary – renewal	45,185	24,248	35,530	26,822

Total	$51,254	$25,520	$59,664	$31,744

5. Reinsurance

The Company protects itself from excessive losses by reinsuring with other companies. Reinsurance contracts do not relieve the Company of its obligations to policyholders. The Company evaluates the financial condition of its reinsurers to minimize the exposure to losses from reinsurer insolvencies and the Company is not aware of any of its major reinsurers currently experiencing material financial difficulties. The Company analyzed amounts recoverable from reinsurers according to the credit ratings of its reinsurers. Of the total amount due from reinsurers as of both December 31, 2009 and 2008, 99.5% was with reinsurers rated A- or higher by A.M. Best.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

5. Reinsurance (continued)

Effective January 1, 2009, the Company entered into a reinsurance agreement for coverage on its group medical stop-loss policies. This reinsurance coverage is a one-year contract that is expected to be renewed annually. The Company has catastrophic loss coverage for its aggregate medical stop-loss business. Reinsurance coverage is for the portion of aggregate losses above $1,000,000 and up to $10,000,000. Amounts are automatically 100% reinsured if the specific excess loss deductible is less than or equal to $500,000. If the specific excess loss deductible is greater than $500,000, the group policies will be reinsured on a facultative basis. The liability of the reinsurer shall not exceed $9,000,000 for each policy.

No new agreements were executed, nor were existing agreements amended, to include policies or contracts that were in force or that had existing reserves established by the Company as of the effective date of the agreement during the years ended December 31, 2009 and 2008. The Company has no reinsurance agreements for which reserve credits have been taken under which reinsurers may cancel the coverage at their discretion.

During 2009, 2008, and 2007, the Company did not commute any ceded reinsurance, nor did it write off any uncollectible reinsurance.

The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued would result in a payment to the reinsurer of amounts that, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total premiums collected under the reinsured policies.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

6. Life and Annuity Reserves

The Company’s annuity reserves and deposit fund liabilities, including those held in separate account liabilities, are summarized as follows:

	December 31, 2009		December 31, 2008
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal (with adjustment)
At book value, less surrender charge 5% or more	$385,693,034	83.29%	$187,677,411	74.51%
At market value	155,944	0.03	124,770	0.05

Total with adjustment or at market value	385,848,978	83.32	187,802,181	74.56
Subject to discretionary withdrawal (without adjustment):
At book value (minimal or no charge or adjustment)	50,558,525	10.92	50,241,534	19.95
Not subject to discretionary withdrawal	26,658,019	5.76	13,817,076	5.49

Total annuity actuarial reserves and deposit fund liabilities, before reinsurance	463,065,522	100.00%	251,860,791	100.00%

Reinsurance ceded	—		—

Total net annuity actuarial reserves	$463,065,522		$251,860,791

As of December 31, 2009 and 2008, the Company had $3,478,000 and $5,303,000, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Department. Reserves to cover this difference were $16,152 and $29,125 as of December 31, 2009 and 2008, respectively, and were included in aggregate reserves.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

7. Policy and Contract Claims

The following table provides a reconciliation of the beginning and ending reserve balances for policy and contract claims, net of reinsurance recoverables:

	Year Ended December 31,
	2009	2008	2007
Policy and contract claims liability, beginning of the year	$2,774,347	$1,488,355	$548,435
Add provision for claims, net of reinsurance, occurring in:
Current year	8,639,843	5,214,435	3,268,378
Prior years	(95,766)	1,091,570	261,230

Net incurred losses during the year	8,544,077	6,306,005	3,529,608
Deduct payments on claims, net of reinsurance, occurring in:
Current year	6,111,663	2,440,089	1,780,023
Prior years	1,850,234	2,579,924	809,665

Net claims payments during the current year	7,961,897	5,020,013	2,589,688

Policy and contract claims liability, end of the year	$3,356,527	$2,774,347	$1,488,355

The Company uses estimates in determining its liability for policy and contract claims. These estimates are based on historical claim payment patterns and expected loss ratios to provide for the inherent variability in claim patterns and severity. For the year ended December 31, 2009, the change in prior year incurred claims was primarily due to favorable changes in liability estimates related to medical stop-loss claims. For the years ended December 31, 2008 and 2007, the change in prior year incurred claims was primarily due to higher than expected paid claims and unfavorable changes in liability estimates related to medical stop-loss claims.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

8. Capital and Surplus and Shareholder Dividend Restrictions

Under insurance regulations of New York state, the Company is required to maintain minimum capital of $2,000,000 and additional surplus of $4,000,000. Life and health insurance companies are also subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is determined based on various risk factors related to it. As of December 31, 2009, the Company met the minimum capital and surplus and the RBC requirements.

The increase in special surplus funds of $725,246 was due to implementation of SSAP No.10R on December 31, 2009. See Note 9 – Income Taxes for more information.

The Company is restricted as to the amount of dividends that can be paid to its shareholder without prior approval of the Department. This restriction is the lesser of statutory net gain from operations for the previous year or 10% of total capital and surplus at the close of the previous year, subject to a maximum limit equal to statutory unassigned funds. Based on this restriction, the Company cannot make a dividend payout without prior approval in 2010.

The Company paid no dividends to its Parent during 2009, 2008, and 2007.

The following table shows portion of unassigned funds (deficit) reduced by the following items:

	December 31,
	2009	2008
Nonadmitted assets	$1,505,632	$1,639,830
Asset valuation reserves	1,333,239	920,305

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

9. Income Taxes

The components of the net DTAs are as follows:

	December 31,
	2009	2008
Gross DTAs – ordinary	$2,708,785	$2,142,346
Gross DTAs – capital	106,802	36,174

Total gross DTAs	2,815,587	2,178,520

Adjusted gross DTAs	2,815,587	2,178,520
Gross deferred tax liabilities – ordinary	(567,817)	(143,933)
Gross deferred tax liabilities – capital	—	—

Net DTAs	2,247,770	2,034,587
DTAs nonadmitted – ordinary	(798,130)	(1,336,407)
DTAs nonadmitted – capital	(106,802)	(36,174)

Total DTAs nonadmitted	(904,932)	(1,372,581)

Net admitted DTAs	$1,342,838	$662,006

(Increase) decrease in DTAs nonadmitted	$467,649	$(697,368)

As described in Note 1, the Company has elected to admit an increased amount of DTAs pursuant to SSAP No. 10R, which increased the admitted DTAs by $725,246. This increase in admitted DTAs also increases admitted assets, statutory surplus, and total adjusted capital by the same amount. The Company’s total adjusted capital and authorized control level before the additional amount admitted under SSAP No. 10R was $62,617,779 and $6,486,341, respectively, for the year ended December 31, 2009.

The Company has no deferred tax liabilities (DTL) which have not been recognized.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

9. Income Taxes (continued)

The 2009 increase in admitted DTAs is summarized by tax character as follows:

	Ordinary	Capital	Total
Admitted through potential carry back –paragraph 10.a	$617,592	$—	$617,592
Admitted through future realization – paragraph 10.b.i.	—	—	—
Admitted through offset of DTLs under paragraph 10.c	567,817	—	567,817

Total admitted using one year reversal of DTAs	1,185,409	—	1,185,409

Admitted through potential carry back – paragraph 10.e.i.	742,821	—	742,821
Admitted through future realization – paragraph 10.e.ii.a.	600,017	—	600,017
Admitted through offset of DTLs under paragraph 10.e.iii.	567,817	—	567,817

Total admitted using three year reversal of DTAs	1,910,655	—	1,910,655

Additional amount admitted under SSAP No. 10R	$725,246	$—	$725,246

The components of income tax expense are as follows:

	Year Ended December 31,
	2009	2008	2007
Current income taxes:
Current year tax expense	$206,451	$37,617	$494,664
Prior year under (over) accrual	5,921	(1,319)	(46,488)

Income tax expense from operations	212,372	36,298	448,176
Taxes on capital gains (losses)	(302,440)	3,939	(14,082)

Current income taxes incurred	$(90,068)	$40,237	$434,094

32

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

9. Income Taxes (continued)

The main components of deferred tax amounts are as follows:

	December 31
	2009	2008	Net Change
Assets
Investments	$106,801	$36,173	$70,628
Nonadmitted assets	79,807	93,537	(13,730)
Proxy deferred acquisition costs	2,162,074	1,279,543	882,531
Reserves	466,138	769,267	(303,129)
All others	767	—	767

Gross DTAs	2,815,587	2,178,520	637,067
Liabilities
Investments	534,183	105,106	429,077
Deferred premium/loading	17,936	20,886	(2,950)
All others	15,698	17,941	(2,243)

Total DTLs	$567,817	$143,933	423,884

Increase in net DTA			213,183
Surplus/other adjustments:
Tax effect of change in nonadmitted assets			13,730
Adjustment to prior year net DTAs			(5,843)

Change in net deferred income taxes			$221,070

No adjustments were made to the Company’s gross DTAs because of a change in circumstances. The Company expects it will fully realize the DTAs and no statutory valuation allowance has been recorded as of December 31, 2009.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

9. Income Taxes (continued)

Differences between the federal income tax provision computed by applying the United States federal income tax rate of 35% to the gain from operations before federal income taxes and the net realized capital losses and the actual tax provision are as follows:

	Year Ended December 31,
	2009	2008	2007
Significant statutory-to-tax adjustments on current taxes:
Ordinary income tax at federal statutory rate (35%)	$37,030	$(744,917)	$1,007,661
Taxes on capital losses at federal statutory rate (35%)	(388,170)	(439)	(32,717)

Total income tax expense (benefit)	(351,140)	(745,356)	974,944
Dividends-received deduction	(175)	(245)	(245)
Permanent items and other adjustments	134	(1)	—
Change in interest maintenance reserve	34,122	27,210	28,743
Prior year adjustments	5,921	(1,319)	(46,488)

Federal income tax expense (benefit)	$(311,138)	$(719,711)	$956,954

Federal taxes incurred	$(90,068)	$40,237	$434,094
Change in net deferred income tax expense (benefit)	(221,070)	(759,948)	522,860

Total statutory income taxes	$(311,138)	$(719,711)	$956,954

The Company files a life insurance consolidated federal income tax return with its affiliate Symetra National Life Insurance Company and its Parent. As a result, any loss carryforwards are calculated on a consolidated basis. As of December 31, 2009 and 2008, the consolidated return had no loss carryforwards estimated. Tax capital losses incurred during 2009 will be fully absorbed through a carryback of the losses to offset capital gains generated in 2006.

The amount of federal income taxes incurred that are available for recovery in the event of the carryback of future net losses is as follows:

	Year Ended December 31,
	2009	2008	2007
Ordinary income	$206,451	$43,829	$492,540
Capital gains	—	3,647	—

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

9. Income Taxes (continued)

The Company’s federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service, or the statute of limitations has expired for all tax periods through December 31, 2003. The Internal Revenue Service is in the process of auditing the Company’s return for the tax year ended July 31, 2004 filed in consolidation with the Company’s former parent, Safeco Corporation. To date, no significant or proposed adjustments have been raised by the examiners. The Internal Revenue Service has also completed an audit of the Company’s returns and the statue of limitations has closed for the years ended December 31, 2004 and 2005.

10. Employee Benefit Plans

The Company participates in a deferred contribution plan sponsored by the Parent for all eligible employees. The Symetra Financial Retirement Savings Plan is a 401(k) plan that includes matching contribution of 100% of a participant’s contributions, up to 6% of eligible compensation. The expense related to this plan was not material for the years ended December 31, 2009, 2008, and 2007.

11. Separate Accounts

Funds received from sales of individual variable annuities are held in nonguaranteed separate variable accounts. The assets of these accounts are held at fair value.

Information regarding the separate accounts of the Company is as follows:

	Year Ended December 31
	2009	2008	2007
Premiums and other deposit funds	$7,600	$8,600	$7,280

	December 31,
	2009	2008	2007
Reserves:
For accounts with assets at fair value	$155,944	$124,770	$178,925

By withdrawal characteristics at fair value	$155,944	$124,770	$178,925

Total separate account liabilities	$155,944	$124,770	$178,925

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

11. Separate Accounts (continued)

A reconciliation of the amounts transferred to and from the separate accounts follows:

	Year Ended December 31,
	2009	2008	2007
Transfers as reported in the statements of operations of the Separate Accounts’ Annual Statement:
Transfers to separate accounts	$9,662	$9,058	$7,260
Transfers from separate accounts	(12,032)	(7,923)	(88,466)

Net transfers as reported in the statements of operations	$(2,370)	$1,135	$(81,206)

12. Related-Party Transactions

The following transactions were entered into by the Company with affiliates. Non-insurance transactions involving less than 0.5% of the total assets of the Company are omitted, with the exception of cost allocation transactions, which are discussed separately.

On each December 7, 2009 and December 2, 2008, the Company received a $20,000,000 cash contribution from its Parent.

The Company is party to an Investment Management Agreement with White Mountains Advisors, LLC, a subsidiary of White Mountains Investment Group, Ltd. and an affiliate of Symetra Financial Corporation. This agreement, as amended, provides for investment advisory services related to the Company’s invested assets and portfolio management services. Expenses amounted to $222,219, $96,944, and $81,720 for the years ended December 31, 2009, 2008, and 2007, respectively.

The Company has not agreed to any guarantees for affiliates.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

12. Related-Party Transactions (continued)

Symetra Life has agreed to perform administrative and other services for the Company as stated in the Administrative Services Agreement, dated November 1, 1998, filed with the Department. The Company was charged for expenses incurred on its behalf by its affiliates totaling $2,248,106, $2,271,388, and $2,130,583 in 2009, 2008, and 2007, respectively. These expenses include charges for rent, corporate overhead, data processing systems, payroll, benefits, and other miscellaneous charges and are included in investment and general insurance expenses on the statements of operations.

It is the Company’s policy to settle amounts due to affiliated companies within 30 days. As of December 31, 2009 and 2008, the Company reported $380,381 and $239,118, respectively, due to affiliated companies.

13. Commitments and Contingencies

Guaranty Fund Assessments

Under the state of New York’s insolvency and guaranty laws, insurers licensed to do business in New York can be assessed or required to contribute to its guaranty fund to cover policyholder losses resulting from insurer insolvencies. Liabilities for guaranty funds are not discounted or recorded net of premium taxes and are included in other liabilities in the balance sheets. As of December 31, 2009 and 2008, the Company had liabilities of $8,489 and $8,489, respectively, for estimated guaranty fund assessments with no related assets for premium tax offsets.

Litigation

Because of the nature of the business, the Company is subject to legal actions filed or threatened in the ordinary course of its business operations. The Company does not expect that any such litigation, pending or threatened as of December 31, 2009 or 2008, will have a material adverse effect on its financial condition, future operating results, or liquidity.

Other Commitments

As of December 31, 2009 and 2008, unfunded mortgage loan commitments were $500,000 and $0, respectively.

First Symetra National Life Insurance Company of New York

Notes to Financial Statements – Statutory Basis (continued)

14. Organization Chart

The following represents the Company’s organization chart as of December 31, 2009.

Name	FEIN	NAIC #	Domicile	Ownership
Symetra Financial Corporation	20-0978027		DE	26.3%**	White Mountains Insurance Group, Ltd.*
				26.3%**	Berkshire Hathaway, Inc.
				11.7%	Franklin Mutual Advisors, LLC
				35.7%	Other equity investors (each with less than 10% ownership)
Symetra Life Insurance Company	91-0742147	68608	WA	100.0%	Symetra Financial Corporation
Symetra National Life Insurance Company	91-1079693	90581	WA	100.0%	Symetra Life Insurance Company
First Symetra National Life Insurance Company of New York	91-1367496	78417	NY	100.0%	Symetra Life Insurance Company
Symetra Assigned Benefits Service Company	91-1246870		WA	100.0%	Symetra Financial Corporation
Symetra Administrative Services, Inc.	91-1364981		WA	100.0%	Symetra Financial Corporation
Symetra Securities, Inc.	91-0824835		WA	100.0%	Symetra Financial Corporation
Symetra Services Corporation	91-0887019		WA	100.0%	Symetra Financial Corporation
Symetra Investment Services, Inc.	91-1354455		WA	100.0%	Symetra Financial Corporation
TFS Training & Consulting, Inc.	20-3494693		WA	100.0%	Symetra Financial Corporation
Clearscape Funding Corporation	20-3820455		WA	100.0%	Symetra Financial Corporation
WSF Receivables I, LLC	26-1099574		FL	100.0%	Clearscape Funding Corporation
Health Network Strategies, LLC	20-8947838		DE	60.0%	Symetra Financial Corporation
				40.0%	Other members
Medical Risk Managers, Inc.	51-0309072		DE	100.0%	Symetra Financial Corporation
TIF Invest III, LLC	26-3530060		DE	100.0%	Symetra Financial Corporation

As of January 27, 2010, White Mountains Insurance Group, Ltd. and Berkshire Hathaway, LLC each beneficially own 21.8%, including the warrants, and Franklin Mutual Advisors, LLC beneficially owns 9.5%. The remaining equity investors, each with less than 10% ownership, own 46.9%

*	Controlling entity
**	Includes warrants exercisable for common shares

Report of Independent Registered Public Accounting Firm

The Board of Directors

First Symetra National Life Insurance Company of New York

We have audited the statutory-basis financial statements of First Symetra National Life Insurance Company of New York (the Company) as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and have issued our report thereon dated April 16, 2010 (included elsewhere in this Registration Statement). Our audits also included the following financial statement schedules: Schedule I – Summary of Investments – Other Than Investments in Related Parties; Schedule IV – Reinsurance; and Schedule VI – Supplemental Information Concerning Insurance Operations. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion based on our audits.

In our opinion, the financial statement schedules referred to above, when considered in relation to the financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP
Seattle, Washington
April 16, 2010

First Symetra National Life Insurance Company of New York

Schedule I

Summary of Investments – Other Than Investments in Related Parties

	Year Ended December 31, 2009
Types of Investment	Cost	Fair Value	Amount as Shown in the Balance Sheet
Bonds:
U.S. government and agencies	$484,102	$537,469	$475,320
Special revenue and assessments	1,001,470	1,030,120	1,000,517
Industrial and miscellaneous	318,367,192	337,074,025	315,135,738
Hybrid securities	536,335	485,767	535,142
Mortgage-backed/asset-backed securities	181,293,871	187,280,220	182,069,299

Total bonds	501,682,970	526,407,601	499,216,016

Preferred stocks:
Hybrid securities	—	—	—

Total preferred stocks	—	—	—

Total Invested Assets	$501,682,970	$526,407,601	$499,216,016

	Year Ended December 31, 2008
Bonds:
U.S. government and agencies	$1,235,889	$1,377,147	$1,226,736
Political subdivisions	1,191,040	1,025,150	1,020,238
Special revenue and assessments	1,304,209	1,333,551	1,300,761
Industrial and miscellaneous	169,000,759	162,064,382	165,912,930
Mortgage-backed/asset-backed securities	118,287,220	114,403,273	118,196,371

Total bonds	291,019,117	280,203,503	287,657,036
Preferred stocks:
Hybrid securities	536,335	421,295	535,635

Total preferred stocks	536,335	421,295	535,635

Total Invested Assets	$291,555,452	$280,624,798	$288,192,671

First Symetra National Life Insurance Company of New York

Schedule IV – Reinsurance

	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percentage of amount assumed to net
For the year ended December 31, 2009
Life insurance in-force	61,388,473	29,373,775	—	32,014,698	0.0%
Premiums:
Life and annuities	$221,863,776	$52,594	$—	$221,811,182	0.0%
Accident and health insurance	10,431,883	253,046	—	10,178,837	0.0%

Total premiums	$232,295,659	$305,640	$—	$231,990,019	0.0%

For the year ended December 31, 2008
Life insurance in-force	59,998,703	28,320,450	—	31,678,253	0.0%
Premiums:
Life and annuities	$173,957,124	$56,037	$—	$173,901,087	0.0%
Accident and health insurance	7,834,083	192,077	—	7,642,006	0.0%

Total premiums	$181,791,207	$248,114	$—	$181,543,093	0.0%

For the year ended December 31, 2007
Life insurance in-force	38,936,883	20,404,950	—	18,531,933	0.0%
Premiums:
Life and annuities	$10,913,320	$42,142	$—	$10,871,178	0.0%
Accident and health insurance	5,703,483	142,938	—	5,560,545	0.0%

Total premiums	$16,616,803	$185,080	$—	$16,431,723	0.0%

First Symetra National Life Insurance Company of New York

Schedule VI – Supplemental Information Concerning Insurance Operations

Segment	Policy and contract liabilities (1)	Unearned premiums	Liability for deposit type contracts	Premium and annuity considerations	Net investment income	Benefits	General insurance expenses
Year ended December 31, 2009
Group	$3,410,919	$9,264	$—	$10,178,837	$492,310	$8,479,910	$794,236
Retirement Services	457,784,473	—	6,127,951	219,204,463	22,544,092	228,955,841	1,352,083
Individual	3,192,076	327	—	2,606,719	120,030	2,515,014	234,426

	$464,387,468	$9,591	$6,127,951	$231,990,019	$23,156,432	$239,950,765	$2,380,745

Year ended December 31, 2008
Group	$2,818,304	$10,959	$—	$7,642,006	$359,843	$6,266,463	$797,522
Retirement Services	247,792,305	—	5,978,522	173,305,906	8,188,321	176,626,910	1,385,544
Individual	752,170	563	—	595,181	29,595	653,484	245,654

	$251,362,779	$11,522	$5,978,522	$181,543,093	$8,577,759	$183,546,857	$2,428,720

Year ended December 31, 2007
Group	$1,571,854	$39,660	$—	$5,560,545	$111,079	$3,567,372	$522,063
Retirement Services	88,099,195	—	6,141,898	10,760,032	6,711,307	13,141,099	1,089,592
Individual	98,702	442	—	111,146	1,010	70,348	630,732

	$89,769,751	$40,102	$6,141,898	$16,431,723	$6,823,396	$16,778,819	$2,242,387

(1) This includes life and annuity reserves, accident and health reserves, and policy and contract claims.

FIRST SYMETRA SEPARATE ACCOUNT S

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

a.	Financial Statements The following audited financial statements of First Symetra Separate Account S and First Symetra National Life Insurance Company of New York (“First Symetra”) are included in the Statement of Additional Information of this Registration Statement:

1.	The financial statements of First Symetra Separate Account S as of December 31, 2009 and for each of the two years in the period then ended.

2.	The statutory-basis financial statements of First Symetra National Life Insurance Company of New York as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009.

3.	Financial Statement Schedules for First Symetra National life Insurance Company of New York.

•	Schedule I – Summary of Investments – Other Than Investments in Related Parties

•	Schedule IV– Reinsurance

•	Schedule VI – Supplemental Information Concerning Insurance Operations

We omit other schedules from this list – and from this Registration Statement – because they either are not applicable or the information is included in our audited financial statements.

b.	Exhibits

Exhibit		Description	Reference

1	Resolution of Board of Directors of the First Symetra authorizing the Separate Account		1/

2	Not Applicable

3	(a)	Form of Principal Underwriter’s Agreement	1/

		Amendment to Principal Underwriter’s Agreement	2/

	(b)	Form of Broker-Dealer Selling Agreement	2/

4.	(a)	Form of Individual Flexible Premium Deferred Variable Annuity Contract	4/

	(b)	Form of Individual Flexible Premium Deferred Variable Annuity Contract Data Page	4/

	(c)	Form of Guaranteed Minimum Death Benefit – Age Extension	2/

5.	Form of Application for Annuity Contract		4/

6.	(a)	Copy of Certificate of Incorporation of First Symetra	1/

		Amendment to Certificate of Incorporation of First Symetra dated March 4, 1999	2/

		Amendment to Certificate of Incorporation of First Symetra dated September 1, 2004	2/

		Amendment to Certificate of Incorporation of First Symetra dated February 1, 2005	2/

		Amendment to Certificate of Incorporation of First Symetra dated March 23, 2010	Filed Herewith

	(b)	Copy of the Bylaws of First Symetra as last amended March 4, 2010	Filed Herewith

7.	Not Applicable

8.	Participation Agreement (Fidelity)		3/
		Sub-Licensing Agreement	3/
		Amendment No. 1 to Participation Agreement (Fidelity)	4/
		Amendment No. 2 to Participation Agreement (Fidelity)	5/

	Participation Agreement (Vanguard)		3/

	Participation Agreement (Ibbotson)		3/

Exhibit	Description	Reference

	Participation Agreement (DWS/Scudder)	4/
	Amendment No. 1 to Participation Agreement (DWS)	5/

9.	Opinion and Consent of Counsel	3/

10.	Consent of Ernst and Young LLP, Independent Registered Public Accounting Firm	Filed Herewith

11.	Not Applicable

12.	Not Applicable

1/	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission (“SEC”) on March 7, 1997 (File No. 333-17095).

2/	Incorporated by reference to Registrant’s Initial Product Filing to Form N-4 registration statement of First Symetra Separate Account S filed with the SEC on February 1, 2007 (File No. 333-140379).

3/	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-4 registration statement of First Symetra Separate Account S filed with the SEC on May 15, 2007 (File No. 333-140379).

4/	Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 on Form N-4 registration statement of First Symetra Separate Account S filed with the SEC on April 30, 2008 (File No. 333-140379).

5/	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-4 registration statement of Symetra Separate Account C filed with the SEC on December 3, 2009 (File No. 333-158141).

Item 25.	Directors and Officers of the Depositor

Set forth below is a list of each director and officer of First Symetra who is engaged in activities relating to First Symetra Separate Account S or the variable annuity contracts offered through First Symetra Separate Account S.

Name	Positions with First Symetra	Principal Business Address
Randall H. Talbot	Director and President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Allyn D. Close	Director and Senior Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

George C. Pagos	Director, Senior Vice President, General Counsel and Secretary	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Jennifer V. Davies	Director and Senior Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Margaret A. Meister	Director, Chief Financial Officer and Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Tommie D. Brooks	Vice President and Chief Actuary	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Colleen M. Murphy	Vice President, Controller, Treasurer and Assistant Secretary	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Jean B. Liebmann	Assistant Vice President and Actuary	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Michele M. Kemper	Vice President and Chief Compliance Officer of the Separate Account	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Linda C. Mahaffey	Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Michael W. Fry	Director and Senior Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Richard J. Lindsay	Director and Senior Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Patrick B. McCormick	Senior Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Item 26.	Persons Controlled By or Under Common Control With the Depositor or Registrant

No person is directly or indirectly controlled by First Symetra (“Depositor”) or First Symetra Separate Account S (“Registrant”). First Symetra established Registrant by resolution of its Board of Directors pursuant to New York law. First Symetra is a wholly owned subsidiary of Symetra Life Insurance Company (“Symetra Life”). Symetra Life is a wholly owned subsidiary of Symetra Financial Corporation. Symetra Financial Corporation is organized under Delaware law. First Symetra is organized under New York law and Symetra Life is organized under Washington law. All subsidiaries of Symetra Financial Corporation are included in consolidated financial statements. In addition, First Symetra files a separate financial statement in connection with its issuance of products associated with the Registrant and other separate accounts. Following is the organizational chart of Symetra Financial Corporation.

Name	Ownership	State of Incorporation	Business
Symetra Financial Corporation	Holding Company	DE	Insurance Holding Company

Symetra Life Insurance Company	100% Symetra Financial Corporation	WA	Life Insurance Company

Symetra National Life Insurance Company	100% Symetra Life Insurance Company	WA	Life Insurance Company

First Symetra National Life Insurance Company of New York	100% Symetra Life Insurance Company	NY	Life Insurance Company

Symetra Assigned Benefits Service Company	100% Symetra Financial Corporation	WA	Structured Settlements

Symetra Administrative Services, Inc.	100% Symetra Financial Corporation	WA	Holding Company

Symetra Securities, Inc.	100% Symetra Financial Corporation	WA	Broker Dealer/ Underwriter

Symetra Services Corporation	100% Symetra Financial Corporation	WA	Administrative Services

Symetra Investment Services, Inc.	100% Symetra Financial Corporation	WA	Broker Dealer

TFS Training & Consulting, Inc.	100% Symetra Financial Corporation	WA	Training and Consulting

Clearscape Funding Corporation	100% Symetra Financial Corporation	WA	Structured Settlements Factoring

WSF Receivables I, LLC	100% Clearscape Funding Corporation	FL	Investment

Medical Risk Managers, Inc.	100% Symetra Financial Corporation	DE	Managing Underwriter

Health Network Strategies, LLC	60% Symetra Financial Corporation, 40% Other Members	DE	Benefit Plan Consultant

TIF Invest III, LLC	100% Symetra Financial Corporation	DE	Investment

Item 27.	Number of Contract Owners

As of March 31, 2010, there were 9 Contract Owners under the Registrant.

Item 28.	Indemnification

Subject to the Business Corporation Law of New York and certain other requirements, First Symetra provides indemnification under its bylaws generally as follows:

(a)	Derivative suits. First Symetra shall indemnify any person threatened to be or made a party to an action by or in the right of First Symetra by reason of the fact that he/she is or was a director, officer or employee of First Symetra, against amounts paid in settlement and the reasonable expenses actually and necessarily incurred by him/her in connection with the defense of such action or any appeal therein, except that no indemnification shall be made in respect of (1) an action which is settled or otherwise disposed of, or (2) any matter as to which such person shall have been adjudged to be liable to First Symetra, unless the court in which the action was brought determines that the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and/or expenses as the court deems proper.

(b)	Third party suits. First Symetra shall indemnify any person threatened to be or made a party to an action or proceeding (other than a derivative suit), including an action by or in the right of any other corporation, by reason of the fact that he/she was a director, officer or employee of First Symetra, or served such other corporation in any capacity at the request of First Symetra, against judgments, fines, amounts paid in settlement and reasonable expenses actually and necessarily incurred as a result of such action or proceeding or any appeal therein, if such director, officer or employee acted in good faith, under a reasonable belief that his/her conduct was lawful, and for a purpose which he/she reasonably believed to be in, or not opposed to, the best interest of First Symetra, depending on the circumstances.

Under certain Director and Officer Indemnification Agreements (“Agreement(s)”) between First Symetra’s ultimate holding company, Symetra Financial Corporation, and directors and/or officers of First Symetra (“Indemnitees”), Symetra Financial Corporation indemnifies and holds harmless Indemnitees, to the full extent permitted by the laws of the State of Delaware in effect at the time the Agreement is effective or as such laws may from time to time be amended, against all Indemnifiable Losses related to, resulting from or arising out of any Claim (subject to certain exceptions) where:

•

a “Claim” means any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether instituted, made or conducted by Symetra Financial Corporation or any other party, including without limitation any governmental entity that an Indemnitee determines might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, arbitrative, investigative or other;

•

“Indemnifiable Losses” means any and all Expenses, damages, losses, liabilities, judgments, fines, penalties and amounts paid in settlement (including without limitation all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing) (collectively “Losses”) relating to, resulting from or arising out of any Claims by reason of the fact that (i) Indemnitee is or was a director, officer, employee or agent of Symetra Financial Corporation and/or of a subsidiary of Symetra Financial Corporation; or (ii) Indemnitee is or was serving at the request of Symetra Financial Corporation as a director, officer, employee or agent of another corporation, partnership, non-profit organization, joint venture, trust or other enterprise; and

•

“Expenses” includes against all direct and indirect costs and expenses of any type whatsoever (including without limitation all attorneys’ and experts’ fees, expenses and charges) and all other costs, expenses and obligations actually and reasonably paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to investigate, defend, be a witness in or participate in, a claim.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of First Symetra pursuant to such provisions of the bylaws, statutes, agreements, or otherwise, First Symetra has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by First Symetra or Symetra Financial Corporation of expenses incurred or paid by a director, officer or controlling person of First Symetra in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the contracts issued by the Separate Account, First Symetra will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

a.	Symetra Securities, Inc., the principal underwriter for the contracts, also acts as the principal underwriter for other First Symetra Variable Annuity Contracts.

b.	The following information is provided for each officer and director of the principal underwriter:

Name	Positions and Offices With Underwriter	Name
Linda C. Mahaffey	Director and President	777 108th Ave NE, Suite 1200 Bellevue, WA 98004

Margaret A. Meister	Director	777 108th Ave NE, Suite 1200 Bellevue, WA 98004

Joanne M. Salisbury	Vice President	777 108th Ave NE, Suite 1200 Bellevue, WA 98004

LeeAnna G.K. Glessing	Assistant Vice President, Treasurer and Financial Principal	777 108th Ave NE, Suite 1200 Bellevue, WA 98004

Allyn D. Close	Director	777 108th Ave NE, Suite 1200 Bellevue, WA 98004

Michael F. Murphy	Assistant Vice President and Chief Compliance Officer	777 108th Ave NE, Suite 1200 Bellevue, WA 98004

Laurie A. Hubbard	Vice President	777 108th Ave NE, Suite 1200 Bellevue, WA 98004

c.	During the fiscal year ended December 31, 2009, Symetra Securities, Inc. received $550 in commissions for the distribution of certain annuity contracts sold in connection with Registrant of which no payments were retained. Symetra Securities, Inc. did not receive any other compensation in connection with the sale of Registrant’s contracts.

Item 30.	Location of Accounts and Records

The accounts, books or documents of the Separate Account required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Symetra Life Insurance Company at 777 108th Avenue NE, Suite 1200, Bellevue, Washington 98004 pursuant to an administrative services agreement with First Symetra National Life Insurance Company of New York.

Item 31.	Management Services

Not Applicable

Item 32.	Undertakings

1.	The Registrant hereby undertakes to:

a.	File a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

b.	Include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

c.	Deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Representations

1.	Registrant hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

a.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

b.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

c.	Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants; and

d.	Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant’s understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer’s Section 403(b) arrangement to which the participant may elect to transfer his contract value.

2.	First Symetra represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Symetra.

Item 33.	Fee Representation

Pursuant to the Investment Company Act of 1940, First Symetra represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by First Symetra.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Bellevue and State of Washington, on this 29th day of April, 2010.

First Symetra Separate Account S Registrant

By:	First Symetra National Life Insurance Company of New York

By:	RANDALL H. TALBOT*
Randall H. Talbot, President

First Symetra National Life Insurance Company of New York Depositor

By:	RANDALL H. TALBOT*
Randall H. Talbot, President

Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated. Those signatures with an asterisk indicate that the signature was supplied by a duly appointed attorney-in-fact under a valid Power of Attorney which is incorporated by reference to Forn N-4 registration statement of First Symetra Separate Account S filed with the SEC on April 30, 2009 (File No. 333-140379).

NAME	TITLE

Allyn D. Close * Allyn D. Close	Director and Senior Vice President

Jennifer V. Davies * Jennifer V. Davies	Director and Senior Vice President

Michael W. Fry * Michael W. Fry	Director and Senior Vice President

Richard J. Lindsay * Richard J. Lindsay	Director and Senior Vice President

Margaret A. Meister * Margaret A. Meister	Director, Chief Financial Operator and Executive Vice President

Colleen M. Murphy * Colleen M. Murphy	Vice President, Controller, Treasurer and Assistant Secretary

/s/ George C. Pagos George C. Pagos	Director, Senior Vice President, General Counsel and Secretary

Randall H. Talbot * Randall H. Talbot	Director and President